                                                               EXHIBIT 10.47




                              ARTHUR ANDERSEN LLP



                         FAIR MARKET VALUATION REPORT:

                     FALCON CLASSIC CABLE INCOME PROPERTIES

                                    BURKE, NC
                               CALIFORNIA CITY, CA
                                 CENTREVILLE, MD
                                   REDMOND, OR
                                  SOMERSET, KY

                                February 20, 1997

                                                               EXHIBIT 10.30




                              ARTHUR ANDERSEN LLP



                         FAIR MARKET VALUATION REPORT:

                     FALCON CLASSIC CABLE INCOME PROPERTIES

                                    BURKE, NC
                               CALIFORNIA CITY, CA
                                 CENTREVILLE, MD
                                   REDMOND, OR
                                  SOMERSET, KY

                                February 20, 1997





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[ARTHUR ANDERSEN LETTERHEAD]





February 20, 1997




Mr. Burt Harris
Harriscope Corporation
Conflicts Committee of Falcon Classic Cable Income Properties, L.P. 10960 Wilshire Boulevard
Los Angeles, CA 90024

Dear Mr. Harris:

You retained Arthur Andersen LLP to render an opinion as to the fair market value of the cable television systems owned by Falcon Classic Cable Income Properties, LP ("Classic") as of December 31, 1996. Classic offers cable service in five areas: Burke County, NC, California City, CA, Centreville, MD, Redmond, OR, and Somerset, KY. The scope of our engagement was to value each cluster of cable television systems operating as a single going concern. The purpose of our report is to assist in a possible partnership buyout involving Falcon Holdings Group L.P. (or its affiliates) and Classic's partners. We were not engaged to make specific purchase, sale or lending recommendations. This report is not a fairness opinion.

The Burke County, NC system serves the towns of Connelly Springs, Drexel, Glen Alpine, Rutherford College and Valdese, as well as certain unincorporated areas of Burke County, NC. The California City, CA system serves California City as well as certain unincorporated areas of Kern County, CA. The Centreville, MD system serves the towns of Barclay, Betterton, Centreville, Chestertown, Church Hill, Millington, Oxford, Queenstown, Rock Hall, St. Michaels, Sudlersville, Templeville and Trappe as well as certain unincorporated areas of Kent, Talbot and Queen Anne's Counties. The Redmond, OR system serves Redmond and certain unincorporated areas of Deschutes County, OR. The Somerset, KY systems serve the cities of Burnside, Columbia, Eubank, Ferguson, McKinney and Somerset, as well as certain unincorporated areas of Adair, Pulaski, Laurel and Lincoln Counties.

For purposes of this report, fair market value is defined as the amount at which the subject properties would change hands, in a free and clear arm's length transaction, between a willing buyer and willing seller when neither is acting under any compulsion to complete the transaction, and when both have reasonable knowledge of the relevant facts. No consideration is given to minority holdings or ownership interests. This concept of value is supported by numerous court decisions dealing with fair market value. Further, it is assumed that all assets will remain in place and be employed in the delivery of cable television to subscribers, which is assumed to be the highest and best use of those assets.

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Mr. Burt Harris
Page 2
February 20, 1997


Our investigation included interviews with management, a review of financial and other documents, and an on-site review of a representative portion of the cable systems and the areas served. We relied upon the information provided by management as accurately representing the financial, technical and operational status of the companies.

Based on our investigation and analysis as described in the report, and subject to the assumptions and limiting conditions specified in this report, it is our opinion that the fair market value of the subject properties, free and clear of all liens and encumbrances, as of December 31, 1996 is as follows:

       Burke County, NC Cluster                                $17,685,000
       California City, CA Cluster                              $2,791,000
       Centreville, MD Cluster                                 $20,445,000
       Redmond, OR Cluster                                      $5,882,000
       Somerset, KY Cluster                                    $30,277,000
                                                               -----------

       Total                                                   $77,080,000
                                                               -----------


Very truly yours,



/S/Arthur Andersen LLP

ARTHUR ANDERSEN LLP


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                          FAIR MARKET VALUATION REPORT:

                     FALCON CLASSIC CABLE INCOME PROPERTIES

                                    BURKE, NC
                               CALIFORNIA CITY, CA
                                 CENTREVILLE, MD
                                   REDMOND, OR
                                  SOMERSET, KY
                                        .




                             As of December 31, 1996


                                  Prepared For:

       Conflicts Committee of Falcon Classic Cable Income Properties, L.P.


                                  Prepared By:

                               Arthur Andersen LLP
                                Washington, D.C.







                                February 20, 1997





                       Copyright 1997-All Rights Reserved
                               Arthur Andersen LLP


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                          FAIR MARKET VALUATION REPORT:

                     FALCON CLASSIC CABLE INCOME PROPERTIES

                                    BURKE, NC
                               CALIFORNIA CITY, CA
                                 CENTREVILLE, MD
                                   REDMOND, OR
                                  SOMERSET, KY

                                TABLE OF CONTENTS

A. EXECUTIVE SUMMARY........................................................1
         1. Introduction and Purpose of Report..............................1
         2. Fair Market Value Conclusion....................................2
B. ECONOMIC PERSPECTIVE.....................................................3
         1. The U.S. Economy................................................3
                  a. General Overview.......................................3
                  b. Implications for the Cable Television Industry.........6
         2. Industry Overview...............................................6
                  a. History................................................6
                  b. Future.................................................9
C. PROPERTY DESCRIPTION.....................................................11
         1. Operating Market................................................11
         2. Physical Plant..................................................12
         3. Operations Review...............................................15
         4. Homes Passed and Subscribers....................................16
         5. Franchise Agreements............................................18
         6. Channel Line-Up and Rate Card...................................20
         7. Financial History...............................................21
         8. Management......................................................22
D. VALUATION METHODOLOGY....................................................23
         1. Purpose.........................................................23
         2. Definition of Fair Market Value.................................23
         3. Three Approaches to Value.......................................24
         4. Overall Valuation Procedure.....................................24
         5. Operating Income Capitalization Method..........................26
         6. Discounted Cash Flow Methodology................................26
         7. Residual Value..................................................28
         8. Analysis of Future Projections..................................29
         9. Comparable Sales Methodology....................................30
E. CONCLUSIONS..............................................................32
F. GENERAL ASSUMPTIONS AND LIMITING CONDITIONS..............................33
G. CERTIFICATION............................................................36


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EXHIBITS
A. Cable Television Miles, Homes and Subscribers
B. Service Rates
C. Revenue, Expenses, Operating Income
D. Capital Expenditures
E. Discounted Cash Flow Valuation
F. Valuation Matrix

ADDENDUM 1 Channel Line-Ups and Rate Cards
ADDENDUM 2 Capital Asset Pricing Model & Weighted Average Cost of Capital ADDENDUM 3 Financial History
ADDENDUM 4 Demographics



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                          FAIR MARKET VALUATION REPORT:

                     FALCON CLASSIC CABLE INCOME PROPERTIES

                                    BURKE, NC
                               CALIFORNIA CITY, CA
                                 CENTREVILLE, MD
                                   REDMOND, OR
                                  SOMERSET, KY




A.    EXECUTIVE SUMMARY



      1.    Introduction and Purpose of Report

            You retained Arthur Andersen LLP to render an opinion as to the fair market value of the cable television systems owned by Falcon Classic Cable Income Properties, LP ("Classic") as of December 31, 1996. Classic offers cable service in five areas: Burke County, NC, California City, CA, Centreville, MD, Redmond, OR, and Somerset, KY. The scope of our engagement was to value each cluster of cable television systems operating as a single going concern. The purpose of our report is to assist in a possible partnership buyout involving Falcon Holdings Group L.P. (or its affiliates) and Classic's partners. We were not engaged to make specific purchase, sale or lending recommendations. This report is not a fairness opinion.

            The Burke County, NC system serves the towns of Connelly Springs, Drexel, Glen Alpine, Rutherford College and Valdese, as well as certain unincorporated areas of Burke County, NC. The California City, CA system serves California City as well as certain unincorporated areas of Kern County, CA. The Centreville, MD system serves the towns of Barclay, Betterton, Centreville, Chestertown, Church Hill, Millington, Oxford, Queenstown, Rock Hall, St. Michaels, Sudlersville, Templeville and Trappe as well as certain unincorporated areas of Kent, Talbot and Queen Anne's Counties. The Redmond, OR system serves Redmond and certain unincorporated areas of Deschutes County, OR. The Somerset, KY systems serve the cities of Burnside, Columbia,



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            Eubank, Ferguson, McKinney and Somerset, as well as certain unincorporated areas of Adair, Pulaski, Laurel and Lincoln Counties.

            For purposes of this report, fair market value is defined as the amount at which the subject properties would change hands, in a free and clear arm's length transaction, between a willing buyer and willing seller when neither is acting under any compulsion to complete the transaction, and when both have reasonable knowledge of the relevant facts. No consideration is given to minority holdings or ownership interests. This concept of value is supported by numerous court decisions dealing with fair market value. Further, it is assumed that all assets will remain in place and be employed in the delivery of cable television to subscribers, which is assumed to be the highest and best use of those assets.

            As of the valuation date, the Burke County system passed 18,986 homes and served 10,516 customers via 731.1 miles of cable television plant. The California City system passed 2,858 homes and served 1,922 customers via 90.1 miles of cable television plant. The Centreville system passed 23,857 homes and served 12,325 customers via 649.8 miles of cable television plant. The Redmond system passed 7,252 homes and served 3,516 customers via 170 miles of cable television plant. The Somerset system passed 22,060 homes and served 19,296 customers via 834.5 miles of cable television plant.


      2.    Fair Market Value Conclusion

            Our opinion of the fair market value is based on information and data supplied by the System's management, our on-site inspection of representative portions of the Systems and the areas served and cable television industry information. Based on our analysis and investigation of the Systems, it is our opinion that the fair market value of the subject properties as of December 31, 1996 is as follows:

               Burke County, NC Cluster                        $17,685,000
               California City, CA Cluster                      $2,791,000
               Centreville, MD Cluster                         $20,445,000
               Redmond, OR Cluster                              $5,882,000
               Somerset, KY Cluster                            $30,277,000




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B.    ECONOMIC PERSPECTIVE

      1.    The U.S. Economy

            a.    General Overview

                  Economic growth accelerated in the first half of 1996. According to preliminary estimates, real gross domestic product increased at an annual rate of 3.4 percent in the first two quarters compared to 2.0 percent in 1995. On a quarterly basis, Gross Domestic Product ("GDP") increased 0.5 percent during the first quarter and 1.2 percent during the second quarter. The substantial growth in the second quarter of 1996 was widespread, with the largest increases in personal consumption expenditures and in government.

                  During the second quarter of 1996, consumption expenditures grew by an annual rate of 3.4 percent. The largest increase was in durable goods, which increased at an annual rate of
                  11.3 percent. Spending on durables offset some weakening in spending on nondurable goods, as the growth rate of nondurables fell to an annual growth rate of 1.6 percent in the second quarter versus 3.6 percent for the first quarter of 1996.

                  An increase in government expenditures and investment was another major factor in the increase of the economic growth rate. National defense expenditures and investment increased at an annual rate of 7.6 percent in the first half of 1996 compared to a decline throughout 1995. Additionally, state and local expenditures and investment increased at an annual rate of 6.6 percent during the second quarter of 1996.


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                  Inflation remained low, but increased compared to 1995. The consumer price index for urban consumers ("CPI-U") increased by 3.5 percent, seasonally adjusted annual rate, in the first seven months of 1996, compared with a 2.5 percent increase for all of 1995. The increase in the CPI-U during the first seven months of 1996 was due to an acceleration in both food and energy costs. The food index rose at an annual rate of 4.1 percent for the first seven months after rising 2.1 percent in all of 1995. Energy costs increased at a 9.6 percent annual rate after declining in 1995. Petroleum prices led the increase with an annual rate of 15.7 percent for the first seven months of 1996. Core inflation, as measured by the CPI-U excluding food and energy, increased at an annual rate of 3.0 percent in the first seven months of 1996.

                  The unemployment rate remained relatively steady in the first seven months of 1996, closing in July at 5.4 percent. The rate had fluctuated in a narrow band around 5.6 percent during 1995, as increases in the number of jobs fully absorbed increases in the labor force. An acceleration in total employment throughout 1996 had increased the labor force by
                  1.9 million for the first seven months of 1996. Total employment grew by only 400,000 during all of 1995.

                  Income growth during the first two quarters of 1996 increased slightly compared to 1995. Personal income increased 1.6 percent in the second quarter of 1996 compared to average quarterly increases of 1.25 percent for the previous four quarters. The largest sector responsible for this increase was manufacturing, which increased 2.6 percent in the second quarter compared to a 1.7 percent increase from the first quarter of 1995 to the first quarter of 1996.

                  FINANCIAL MARKETS
                  The prime rate, the rate which major commercial banks charge their best customers, fluctuated from a low of 6 percent in 1993 to a high of 12.04 percent in 1984. The prime rate, which is considered a key economic and financial



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                  barometer, averaged 8.29 percent in the first half of 1996 and stood at 8.25 percent as of the valuation date.

                  A visible mechanism utilized by the Federal Reserve Bank to increase capital expenditures during the most recent recession was a dramatic decrease in the discount rate. The discount rate in 1984 was 8.8 percent, and declined throughout the decade to a low of 3.0 percent during 1993. During the first seven months of 1996, yields on three-month Treasury bills ranged from 5.02 percent in January to 5.17 percent in July. During the same period, yields on Moody's AAA corporate bonds ranged from 6.8 percent in January to a low of 7.65 percent in July.

                  FUTURE OUTLOOK
                  Most of the available evidence supports the conventional wisdom that the economy's productive capacity is expanding approximately 2.3 percent annually. Growth in the productivity of American workers seems to have increased slightly in recent years, to about 1.25 percent annually. Overall, the growth of the economy appears to be nearly what it has been for the last two decades, with productivity trends offsetting workforce population declines.

                  Advance estimates for the GDP indicate that the economy is continuing to expand. Since the Federal Reserve can be expected to continue influencing economic growth and inflation through adjustments in the federal funds rate, analysts expect a 2.5 percent growth in the U.S. economy for all of 1996.

                  In addition, long-run projections suggest that if the Clinton Administration's current policy proposals are enacted and the anticipated slowdowns in Medicare and Medicaid spending persist, the deficit should improve over the next ten years. After the year 2000, the amount of the deficit is expected to remain stable, but become a smaller percentage of GDP as GDP increases are realized. Over the longer run, changing demographics will put upward pressure on the deficit as the baby-boom generation retires. Social Security and Federal medical spending are expected to increase as more of the population reaches the age of 65.


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            b.    Implications for the Cable Television Industry

                  Traditionally, the cable television industry has been relatively recession-proof. Although cable television is an optional service, during periods of economic downturns, when unemployment rises and household income declines, it is generally considered an entertainment bargain. For a modest amount of money per month, a family can purchase many hours of in-home entertainment. As a consequence, the decline in customers taking the basic service is minimal. Similarly, little or no decline is seen in revenues associated with the basic service. Subscribers are more likely to drop premium services, or elect to watch fewer pay-per-view offerings, when the economy turns down. Thus premium and pay-per-view revenues may decline or show less pronounced growth. Conversely, cable customers generally subscribe more frequently to premium services and watch more elective pay-per-view offerings when unemployment decreases and household income rises.


      2.    Industry Overview

            a.    History

                  Cable television was born of necessity. In rural America, during the late 1940s and early 1950s, the first cable television systems were constructed to allow clear reception of broadcast television signals. These rural communities were either too far away from broadcast stations to receive viewable signals, or were surrounded by mountains or other terrain conditions not conducive to good reception. The first systems were of simple design. An antennae, usually a household rooftop unit, was placed on top of the signal blocking obstruction and from there wires were run into the community to the homes. While these early systems generally provided no more than 6 to 12 channels, they did provide clear pictures.


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                  From the late 1950s through the early 1970s construction of cable television systems continued at a moderate pace. Systems were being constructed in more densely populated areas with more channels (12 to 24) and new programming services were being introduced. These new services were imported by way of microwave. However, mid-way through this period, the Federal Communications Commission ("FCC") placed restrictions on the importation of distant broadcast signals. The effect of these restrictions was to slow or stop construction of systems in major markets.

                  The FCC eased distant signal importation restrictions in 1972. This allowed operators to introduce more varied programming and to expand into larger markets. The beginning of cable television, as it is thought of today, began in 1974-1975 with the introduction of satellite delivered television programming. The efficiency of the delivery system, and the variety of programming that would soon become available helped move systems beyond 24 channels to 36 channels and more. The period between 1972 and 1984 saw the rapid development and expansion of cable television throughout all markets.

                  In 1984 the Cable Communications Policy Act was approved by Congress. Viewed in hindsight, the most controversial feature of the act was the removal of price controls on programming services to the subscriber. The release of price controls was phased in over 1985 and 1986 with all controls coming off in 1987. Between 1987 and 1991 the cost of basic programming to the subscriber rose dramatically. Cable operators argued that the increases were a result of an artificially restricted market and prices were now reaching equilibrium as program offerings increased and technical facilities were improved. Consumer advocates argued that cable operators were taking advantage of an unrestricted situation in which the operators held unregulated monopolies.


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                  In response to recent history, Congress proposed several
                  re-regulation bills over a period of three years. Finally, on October 5, 1992, the House and Senate enacted into law the controversial Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act") over the veto of President Bush. Many of the provisions of the new law took effect 60 days after passage of the bill, on December 4, 1992, but a number of key provisions took effect on dates ranging from 120 days to 18 months from the date of passage. Among the most critical issues affected by the 1992 Cable Act are direct rate regulation, "must-carry," and re-transmission consent.

                  Provisions of the new law relating to direct rate regulation allow most local franchising authorities to take steps to ensure that basic service rates are reasonable, i.e., not greater than would be the case if the system was subject to effective competition. The FCC is required to establish and adopt regulations to be followed by the local authorities who choose to regulate. Rates may be regulated on other, non-basic services only in cases of "bad actor" complaints.

                  In April 1993, the FCC announced preliminary guidelines for rate regulation which are based on benchmarks derived from a national price survey of systems subject to competition. The FCC expected most systems would be required to roll back rates approximately ten percent or more. Operators may elect to prove the reasonableness of their rates by means of a cost of service showing. The long expected rules for the cost of service showing were announced by the FCC by February, 1994. At the same time, the FCC revised benchmark rates and issued new methodology for operators to use in determining which benchmark rates apply to their systems. The FCC expects the new benchmarks will result in an additional rollback of rates for regulated services in the average magnitude of about 7 percent . The new rules also are intended to encourage the development of new, unregulated services.

                  Under the 1992 Cable Act broadcasters are given broad "must carry" and channel position rights. Requirements are established for cable television operators to carry local television stations. Prior to enactment of the new law, cable systems were not required to carry broadcast stations.


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                  Cable operators also did not have to request permission to use broadcast signals prior to enactment of the 1992 Cable Act, nor did they have to pay a carriage fee to the broadcasters.
                  As a result of the re-transmission consent provisions of the 1992 law, cable systems are barred from retransmitting broadcast signals without a station's consent. The cable operator must negotiate with local broadcasters to obtain their consent for retransmission. As a result of the negotiation process, the cable operator might be charged a fee for carriage of the broadcaster's signals. It is important to remember that much of the viewing on cable television is still done on the three major broadcast networks.

            b.    Future

                  Despite re-regulation, cable operators' total revenues continue to increase. Subscribers increased 4 percent to 63 million in 1995, basic service revenues expanded 11 percent, premium service revenue grew 6 percent, and advertising revenue rose 16 percent.

                  There are some difficulties in projecting cable revenues more than five years out because of inevitable technological changes on the horizon (such as interactive media). It is anticipated that growth will not pass into the double digits in the 1990's as in the 1980's. However, cable household penetration should reach 70% and advertising revenues should increase in the near future. Overall, total cable revenues are expected to increase 5 to 7 percent per year over the next 5 years, until certain technological change alters the competitive situation.

                  The future also holds the potential for competition. The two primary sources of competition are widely considered to be the regional bell operating companies ("RBOCs") and direct broadcast satellites.


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                  The economics of competition and the possible reconstruction of entire subscriber networks represents an investment that may not be economically feasible for the RBOCs. Recent developments in copper transmission technology, specifically, asymmetrical digital subscriber lines, have given the RBOCs some hope of using their existing subscriber networks to transmit full motion video. Many analysts view the RBOCs as possible joint venture candidates or purchasers of cable systems. Indeed, a number of actions support this view, including US West's investment in Time Warner, Bell Atlantic's bid to acquire Tele-Communications, Inc., Southwestern Bell's acquisition of Hauser Communications, USWest's acquisition of Continental Cable and rumors of discussions between other RBOCs and large cable operators.

                  The other source of competition is from direct broadcast satellites ("DBS"). DBS is a high power satellite which broadcasts programs directly to the subscriber's home utilizing an 18" receive dish. Several companies now offer the service. The first commercial launch was in December of 1993. Initially, DBS was widely viewed as a complementary service to cable. However, in many areas DBS has eroded cable subscriber bases. Technological restrictions prevent DBS from offering as many local channels as cable, and the enormous expense of the venture has kept the price to the subscriber in line with that of cable. Further, DBS is fighting for market share against an already well established cable service infrastructure. As of this writing, all DBS providers serve approximately 4,400,000 subscribers.

                  In February of 1996, President Clinton signed into law the Telecommunications Act of 1996. Among the numerous provisions, the Act deregulates small cable systems of under 50,000 subscribers, and allows for the entry of cable companies into the telephone industry. Additionally, it lifts the barriers for entry into the cable television industry for local exchange carriers (LEC's) as well as other entities. Most analysts expect numerous legal challenges to the Act.


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C.    PROPERTY DESCRIPTION


      1.    Operating Market

            Falcon Classic Cable Income Properties, LP offers cable service in five areas: Burke County, NC, California City, CA, Centreville MD, Redmond, OR, and Somerset KY. The Burke County, NC system serves the towns of Connelly Springs, Drexel, Glen Alpine, Rutherford College and Valdese, as well as certain unincorporated areas of Burke County, NC. The California City, CA system serves California City as well as certain unincorporated areas of Kern County, CA. The Centreville, MD system serves the towns of Barclay, Betterton, Centreville, Chestertown, Church Hill, Millington, Oxford, Queenstown, Rock Hall, St. Michaels, Sudlersville, Templeville and Trappe as well as certain unincorporated areas of Kent, Talbot and Queen Anne's Counties. The Redmond, OR system serves Redmond and certain unincorporated areas of Deschutes County, OR. The Somerset, KY systems serve the cities of Burnside, Columbia, Eubank, Ferguson, McKinney and Somerset, as well as certain unincorporated areas of Adair, Pulaski, Laurel and Lincoln Counties.

            Residents in the areas served by the Burke County, North Carolina system are employed in industries that include textiles, poultry processing, building materials and structural products, timber processing and furniture manufacturing. Major employers include Lowe's Companies, Gardner Mirror, Carolina Mirror and ITT Corporation.

            Residents in the areas served by the California City, California system generally commute to the Los Angeles area for employment.

            Residents in the areas served by the Centreville, Maryland system rely heavily upon the Chesapeake Bay for their economy. This industry includes commercial fishing, crabbing and processing. Portions of the area's workforce are also employed in the farming and tourism industries. Additionally, a number of area residents commute to Annapolis, Baltimore and Washington, D.C.


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            Residents in the areas served by the Redmond, Oregon system are employed in a variety of industries such as timber, tourism, trade, service and agriculture. Major employers include Eagle Crest Resort and the Redmond Airport.

            Residents in the areas served by the Somerset, Kentucky system are employed in industries such as glassware, dairy, gas and oil and forestry. Major employers include General Electric, Southern Belle Dairy and Palm Beach Clothing.

            The data presented in Addendum 4, taken from Sales and Marketing Management's Demographics USA 1996, shows the January 1, 1996, population, households, median age and average household effective buying income ("EBI") for the counties in which the entire service area is located. If available, projections for January 1, 2001, also are included for each category along with the compounded annual change for the five year period.

            The average annual rate of growth for each category represents a general indicator of overall growth levels in the areas in which the Systems operate. The growth of the area as a whole may not be indicative of the level of growth expected and achievable in the Systems due to a variety of reasons, including (a) the lag between statistical reporting and the current state of affairs, (b) the fact that certain portions of a particular county may experience robust growth while other areas face slow or even negative growth, and (c) the cable system may be preparing to offer the cable service in areas previously unserved by the cable.

            As of the valuation date, reception of off-air signals to service area residents without the cable television service was poor to excellent depending on which areas of the Systems. The main sources of competition for the cable service were MMDS, DBS, satellite dishes and video rental stores.


      2.    Physical Plant

                          Burke County, North Carolina
            The Burke, North Carolina plant included one headend located on High Peak Mountain. As of the valuation date, the System included 468.7 miles of aerial plant and 262.4 miles of underground plant. Plant bandwidth capacity was at 330 MHz.


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            The distribution plant contained .860 and .750-inch trunk and
            .500-inch feeder cable. Additionally, the system utilized fiber optic cable to shorten cascades. The majority of the active electronics consisted of Magnavox and Scientific Atlanta trunk amplifiers and line extenders. Subscriber drops consisted of RG-6 messengered cable. The longest trunk cascade was 20 amplifiers and the longest line extender cascade was 4 line extenders.

            Manufacturers of the headend electronics included General Instruments, Avantek, Olson, Catel, Cadco and Scientific Atlanta. Fiber optic electronics were manufactured by Scientific Atlanta and Synchronous. Off-air signals were received via antennas mounted on a 100-foot self-supporting tower located at the headend. Satellite signals were received by earth stations ranging in size from 2.8 to
            7.0 meters.

            Pay and tier security was accomplished through addressability. Converters in the field consisted of Scientific Atlanta 8550 and 8580 addressable models.

                          California City, California

            The California City, California plant included one headend located in the town of North Edwards. As of the valuation date, the System included 79 miles of aerial plant and 11.1 miles of underground plant. Plant bandwidth capacity was at 330 MHz.

            The distribution plant contained .750-inch trunk and .500-inch feeder cable. Active electronics consisted of Magnavox trunk amplifiers and line extenders. The longest trunk cascade was 16 amplifiers and the longest line extender cascade was 3 line extenders.

            Manufacturers of headend electronics included Scientific Atlanta, M/A-Com, Standard Communications and Jerrold. Off-air signals were received via antennas mounted on a 250-foot tower. Satellite signals were received by earth stations ranging in size from 4.2 to 5.0 meters in diameter.

            Pay and tier security was accomplished through a combination of the use of traps and addressability. Converters in the field consisted of Jerrold DPV7 addressable models.


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                              Centreville, Maryland
            The Centreville, Maryland plant included one headend located in the town of Wye Mills. As of the valuation date, the System included
            460.2 miles of aerial plant and 189.60 miles of underground plant. Plant bandwidth capacity was at 450 MHz.

            The distribution plant contained .750-inch trunk and .500 and .412-inch feeder cable. Additionally, the signal was microwaved from the headend to two sites in Talbot County, two sites in Queen Anne County and two sites in Kent County. Fiber was utilized throughout the system both from the headend and from microwave receive sites.

            Active electronics consisted of Magnavox trunk amplifiers and line extenders. Subscriber drops consisted of RG-6, RG-59, and RG-11 cable. The longest trunk run was 19 amplifiers and the longest line extender cascade was 5 line extenders.

            Manufacturers of headend electronics included Scientific Atlanta, General Instruments, Drake, Cadco, M/A-Com and Olson. Fiber optic electronics were manufactured by Antec and Phillips. Off-air signals were received via antennas mounted on a 300-foot guyed tower at the headend. Satellite signals were received by earth stations ranging in size from 2.8 to 5.0 meters in diameter.

            Pay and tier security was accomplished through the use of traps. Converters in the field consisted of Jerrold DRZ-3 models.

                                 Redmond, Oregon
            The Redmond, Oregon plant included one headend located in the town of Redmond. As of the valuation date, the System included 116 miles of aerial plant and 54 miles of underground plant. Plant bandwidth capacity was at 270 MHz.

            The distribution plant contained .750 and .500-inch trunk and .500 and .412-inch feeder cable. Active electronics consisted of Magnavox and Century trunk amplifiers and line extenders. Subscriber drops consisted of RG-6, RG-59, and RG-11 cable. The longest trunk cascade was 32 amplifiers and the longest line extender cascade was 5 line extenders.


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            Manufacturers of the headend electronics included General
            Instruments, Pico and Scientific Atlanta. Satellite signals were received by earth stations manufactured by Comtech and Scientific Atlanta.

            Pay security was accomplished through the combination of traps and addressability. Converters in the field were manufactured by Jerrold.

                               Somerset, Kentucky
            The Somerset, Kentucky plant included five headends located in the towns of Burnside, Columbia, Eubank, London, and McKinney. As of the valuation date, the Systems included 816.5 miles of aerial plant and 18 miles of underground plant. Plant bandwidth capacity ranged from 270 to 400 MHz.

            The distribution plant contained .860, .750 and .500-inch trunk and .500 and .412-inch feeder cable. Active electronics consisted of Scientific Atlanta, Tocom, Sylvania and Jerrold trunk amplifiers and line extenders. Subscriber drops consisted of RG-6 and RG-59 cable. The longest trunk run was 33 amplifiers and the longest line extender cascade was 8 line extenders.

            Manufacturers of headend electronics included General Instruments, Scientific Atlanta, Microdyne, Blonder Tongue, Triple Crown, Catel and Olson. Fiber optic electronics were manufactured by Antec and Scientific Atlanta. Off-air signals were received via antennas mounted on towers either at the headend or near the headend on a mountaintop site. Satellite signals were received by earth stations ranging in size from 3.0 to 5.0 meters in diameter.

            Pay security was accomplished through a combination of traps and addressability. Converters in the field consisted of Scientific Atlanta 8501, 8510, 8511, and 8600 non-addressable and addressable models.


      3.    Operations Review

            The Burke County, California City, Centreville, and Redmond systems each conducted operations from one centrally located business office. The Somerset systems had three business offices located at strategic points throughout the service areas.


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            Our visual inspection of the Systems included on-site inspections of the Burke County, NC system, the Centreville, MD system and the Somerset, KY systems. These systems represented nearly 90% of the subscribers within the five areas. Numerous new build areas were observed throughout the Systems. Our inspection of the active distribution plant showed the cable and strand to be in fair to good condition with very little signs of broken lashing wire.

            The headends observed during the on-site observations appeared to be very well organized and well maintained. Headend electronics consisted of a mixed batch of low to high quality brand name equipment and appeared to be in fair to excellent condition in each of the Systems.


      4.    Homes Passed and Subscribers

            Systems management's best estimate of the number of homes passed and subscribers as of the valuation date is as follows:

Burke County, North Carolina                           Penetration
----------------------------                           -----------

Homes Passed:                             18,986               N/A
Basic Subscribers:                        10,516             55.4%
Expanded Basic:                            9,097             86.5%
Pay Units:                                 4,840             46.0%
Converters:                               15,346            145.9%
Remotes:                                  10,922            103.8%

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
California City, California                           Penetration
---------------------------                           -----------
Homes Passed:                             2,858              N/A
Basic Subscribers:                        1,922            67.2%
Expanded Basic:                           1,820            94.7%
Pay Units:                                  839            43.7%
Converters:                                 931            48.4%
Remotes:                                    802            41.7%

Centreville, Maryland                                 Penetration
---------------------                                 -----------

Homes Passed:                            23,857              N/A
Basic Subscribers:                       12,325            51.7%
Expanded Basic:                          11,863            96.3%
Pay Units:                                7,440            60.4%
Converters:                               1,838            14.9%
Remotes:                                    681             5.5%

Redmond, Oregon                                       Penetration
---------------                                       -----------
Homes Passed:                             7,252              N/A
Basic Subscribers:                        3,516            48.5%
Expanded Basic:                           2,847            81.0%
Pay Units:                                  777            22.1%
Converters:                               1,050            29.9%
Remotes:                                    933            24.7%

Somerset, Kentucky                                    Penetration
------------------                                    -----------
Homes Passed:                            22,060              N/A
Basic Subscribers:                       19,296            87.5%
Expanded Basic:                          18,823            97.5%
Pay Units:                                3,914            20.3%
Converters:                               5,119            26.5%
Remotes:                                  4,622            24.0%


            Management's estimate of homes passed were drawn from System information and based on a combination of billing records, previous audits and the System's maps.


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      5.    Franchise Agreements

            The following chart details the active franchises and agreements for the Systems and provides term expiration.

            Franchise Area                   Expiration Date
            --------------                   ---------------


Burke County, North Carolina
----------------------------

Burke County                               June 3, 1998
Connelly Springs                           October 7, 1999
Drexel                                     February 2, 2005
Glen Alpine                                October 31, 1998
Rutherford College                         October 10, 2001
Valdese                                    June 20, 2007

California City, California
---------------------------

California City                            April 1, 2001

Centreville, Maryland
---------------------

Barclay                                    March 13, 2009
Betterton                                  June 13, 2004
Centreville                                October 7, 1997
Chestertown                                March 29, 1998
Church Hill                                February 2, 2009
Kent County                                May 17, 2003
Millington                                 February 21, 2004
Oxford                                     August 27, 2006
Queen Anne's County                        September 1, 1997
Queenstown                                 June 16, 1998
Rock Hall                                  December 26, 2001
St. Michaels                               December 31, 1996
Sudlersville                               September 22, 2008
Talbot County                              May 29, 2006
Templeville                                May 3, 2008
Trappe                                     September 23, 2006


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
            Franchise Area                   Expiration Date
            --------------                   ---------------


Redmond, Oregon
---------------

Redmond                                    February 23, 2002


Somerset, Kentucky
------------------

Adair County                               May 8, 2005
Burnside                                   June 2, 2000
Columbia                                   August 27, 2011
Eubank                                     September 6, 1998
Ferguson                                   November 7, 2008
Laurel County                              May 27, 2009
Lincoln County (a)                         April 5, 1998
Lincoln County (b)                         May 5, 2007
Pulaski County (a)                         June 1, 1999
Pulaski County (b)                         October 26, 2008
Somerset                                   December 31, 1996


The weighted average remaining life per basic subscriber of the franchises for the Burke County System is 2.08 years. The weighted average remaining life per basic subscriber of the franchises for the California City System is 4.25 years. The weighted average remaining life per basic subscriber of the franchises for the Centreville System is 3.36 years. The weighted average remaining life per basic subscriber of the franchises for the Redmond System is 5.15 years. The weighted average remaining life per basic subscriber of the franchises for the Somerset System is 6.24 years.


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      6.    Channel Line-Up and Rate Card

            As of the valuation date, the following average rates were charged to subscribers.


Burke County, North Carolina
----------------------------
Basic:                                                $16.96
Expanded Basic:                                         6.20
Pay:                                                    7.51
Converters:                                             2.50
Remotes:                                                0.03
Installation:                                          45.00
Reconnect:                                             45.00

California City, California
---------------------------
Basic:                                                $15.77
Expanded Basic:                                         6.00
Pay:                                                    8.14
Converters:                                             4.46
Remotes:                                                0.34
Installation:                                          45.00
Reconnect:                                             45.00

Centreville, Maryland
---------------------
Basic:                                                $20.60
Expanded Basic:                                         3.52
Pay:                                                    8.54
Converters:                                             1.99
Remotes:                                                 .68
Installation:                                          45.00
Reconnect:                                             45.00


Redmond, Oregon
---------------
Basic:                                                $22.23
Expanded Basic:                                         2.05
Pay:                                                    6.16
Converters:                                             2.57
Remotes:                                                0.22
Installation:                                          45.00
Reconnect:                                             45.00


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
Somerset, Kentucky
------------------
Basic:                                                 19.24
Expanded Basic:                                         2.37
Pay:                                                    8.71
Converters:                                             1.58
Remotes:                                                0.33
Installation:                                          45.00
Reconnect:                                             45.00

            Detailed channel line-up and rate information is included in Addendum 1.


      7.    Financial History

            For purposes of our investigation, we were furnished for review financial statements for each of the Systems for the years ending December 31, 1993, 1994, 1995 and 1996. We have accepted such information, without audit or investigation on our part, as correctly reflecting the business and financial operations and conditions it was purported to reflect but made such adjustments as we deemed appropriate for valuation purposes.

            Recent financial operating history is discussed below, and summary income statements, including notations pertaining to adjustments, are presented in Addendum 3.

            In the Burke County system, total revenues for the twelve months ended December, 1996 were $5,077,787 and operating expenses totaled $2,023,543, resulting in operating income of $3,054,244 and an operating margin of 60.15%. This represents an increase in operating income of 3.5% over the previous year from $2,951,419 reported for the year ended December 31, 1995.

            In the California City system, total revenues for the twelve months ended December, 1996 were $753,244 and operating expenses totaled $318,288, resulting in operating income of $434,956 and an operating margin of 57.74%. This represents an increase in operating income of 5.2% over the previous year from $413,393 reported for the year ended December 31, 1995.


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            In the Centreville system, total revenues for the twelve months ended December, 1996 were $5,342,637 and operating expenses totaled $2,623,275, resulting in operating income of $2,719,362 and an operating margin of 50.90%. This represents an increase in operating income of 31% over the previous year from $2,075,645 reported for the year ended December 31, 1995.

            In the Redmond system, total revenues for the twelve months ended December, 1996 were $1,561,593 and operating expenses totaled $632,632, resulting in operating income of $928,961 and an operating margin of 59.49%. This represents an increase in operating income of 5% over the previous year from $885,188 reported for the year ended December 31, 1995.

            In the Somerset systems, total revenues for the twelve months ended December, 1996 were $7,090,865 and operating expenses totaled $3,102,395, resulting in operating income of $3,988,470 and an operating margin of 56.25%. This represents an increase in operating income of 16.1% over the previous year from $3,436,148 reported for the year ended December 31, 1995.

      8.    Management

            Our representative met and interviewed several members of management during the on-site review of the Systems. The management team in place at the time of the valuation was comprised of professionals in the cable television industry and demonstrated substantial knowledge about all aspects of the Systems' operation.


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D.    VALUATION METHODOLOGY


      1.    Purpose

            We were engaged to render an opinion as to the fair market value of the cable television systems owned by Falcon Classic Cable Income Properties, LP ("Classic" or the "Systems") as of December 31, 1996. Classic offers cable service in five areas: Burke County, NC, California City, CA, Centreville, MD, Redmond, OR and Somerset, KY. The scope of our engagement was to value each cluster of cable television systems operating as a single going concern. The purpose of our report is to assist in a possible partnership buyout involving Falcon Holdings Group L.P. (or its affiliates) and Classic's partners. We were not engaged to make specific purchase, sale or lending recommendations. This report is not a fairness opinion.

            The Burke County, NC system serves the towns of Connelly Springs, Drexel, Glen Alpine, Rutherford College and Valdese, as well as certain unincorporated areas of Burke County, NC. The California City, CA system serves California City as well as certain unincorporated areas of Kern County, CA. The Centreville, MD system serves the towns of Barclay, Betterton, Centreville, Chestertown, Church Hill, Millington, Oxford, Queenstown, Rock Hall, St. Michaels, Sudlersville, Templeville and Trappe as well as certain unincorporated areas of Kent, Talbot and Queen Anne's Counties. The Redmond, OR system serves Redmond and certain unincorporated areas of Deschutes County, OR. The Somerset, KY systems serve the cities of Burnside, Columbia, Eubank, Ferguson, McKinney and Somerset, as well as certain unincorporated areas of Adair, Pulaski, Laurel and Lincoln Counties.


      2.    Definition of Fair Market Value

            For purposes of this report, fair market value is defined as the estimated cash or cash equivalent price at which the subject properties would change hands between a willing buyer and a willing seller, in an arm's length transaction, in which both buyer and seller have been informed of all relevant facts and neither is under compulsion to complete the transaction. This concept of value is supported by numerous court decisions dealing


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            with fair market value. Further, it is assumed that all assets will remain in place and be employed in the delivery of cable television signals to subscribers, which is assumed to be the highest and best use of those assets.


      3.    Three Approaches to Value

            Traditionally, the development of a fair market value opinion is based on the consideration of three basic approaches to value: the Cost Approach, the Market Approach and the Income Approach. The cost approach measures the value of an asset by the cost to reconstruct or replace it with another of like utility. The income approach measures the value of an asset by the present value of its future economic benefits. The market approach measures the value of an asset through an analysis of recent sales or offerings of comparable property. Value indications derived through one or more of these approaches are then analyzed in order to formulate an objective opinion as to the market value of the Systems under valuation.

            We considered these three generally accepted valuation methods in determining the Systems' fair market value. In considering the income approach, two methodologies were used: an operating income capitalization method and a discounted cash flow calculation. The capitalization method is presented in part D-5 of this report, and the discounted cash flow methodology is described in sections D-6 through D-8. We considered the market approach as presented in part D-9 of the report. The cost approach was considered but not used because it does not adequately capture the value attributable to the continued operation of the business.


      4.    Overall Valuation Procedure

            We employed the following steps in determining the fair market value of the Systems:

             a. Performed an on-site inspection of a representative portion of the Systems' headends, earth stations, towers, antennas, distribution plant, customer service and technical offices to determine technical and/or physical condition.


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             b.   Performed an on-site review of a representative portion of the
                  Systems' service area to confirm economic and demographic data and information collected from the Systems' management, local governmental jurisdictions and independent sources.

             c.   Examined financial statements and other information.

             d.   Examined historic subscriber records and monthly reports.

             e.   Reviewed historic service rate records.

             f.   Reviewed franchises and other agreements.

             g. Interviewed management and staff on a variety of financial, operational, technical, marketing and programming issues.

             h. Applied the most likely changes, in our opinion, in operations and finance that a reasonable, prudent, "outside" buyer would institute.

             i. Applied or considered an operating income capitalization method, a discounted cash flow method and a comparable sales methodology.

             j. Derived an estimated fair market value which considered the results of the various valuation methods, giving greater weight to the discounted cash flow and projected income capitalization methods, since they reflect future factors, as well as past and current, affecting overall systems value.

            We conducted an on-site inspection of a representative portion of the cable systems to determine physical condition and satisfactory function of fixed assets currently in place.

            We assessed the reasonableness of management's 1997 budget regarding homes, subscribers, miles, rates, revenues, operating expenses, and capital expenditures. We used essentially the same estimates for future growth in miles and homes in our analysis in the assumption that a typical outside buyer would plan to achieve the same level of


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            growth. The annual capital expenditure assumptions for both new construction, rebuilds and ongoing maintenance used in our analysis are similar to or slightly less than those projected by management.


      5.    Operating Income Capitalization Method

            We considered three variations of the operating income capitalization method. In the first variation, we applied a baseline multiplier to the Systems' adjusted 1996 12-month operating income based on historical financial information presented in Addendum 3. The baseline multiplier was derived from a variety of cable industry data including public and private transactions, public stock data, industry trends and other information. The second variation of this method utilized a slightly lower multiplier applied to the Systems' current operating income. Current operating income is defined as the annualized estimate of the Systems' current monthly operating income based on the number of subscribers and the service rates charged on the date of the valuation. A lower multiplier was used to recognize the risk and uncertainty of using operating income estimated by annualization rather than historic data. We applied an even lower multiplier to the Systems' estimated future operating income in the third variation of the operating income capitalization method. We used the lower multiple to recognize the greater risk and uncertainty of using future estimates of operating income rather than historic achievements. The results of the three income capitalization methods are presented in Exhibits F.


      6.    Discounted Cash Flow Methodology

            The discounted cash flow methodology measured the net present value of the Systems' estimated future pre-tax operating income, less capital expenditures, plus the residual value of the Systems. This methodology relied on estimates of future operating income which were derived from data supplied by the Systems' management and certain assumptions based on experience and professional judgment.

            The revenue estimates were based on data provided by management regarding homes passed, subscribers, special services, rates, and penetration levels. The expense estimates, based on many of the same factors as the revenue estimates, also were overlaid with inflation factors specific to the expense categories. In all cases, our work


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            was based on management's 1997 budget and our experience with comparable cable systems. Capital expenditures were based on anticipated new miles of plant, plant rebuild, converter replacement, system upgrades, and other expense factors that generally vary from system to system.

            A residual value was added to the operating income stream in the final year of the period analyzed. The residual value was discounted to the present at the same rate as the operating income. The residual analysis estimated the present value of the Systems at the end of the horizon period. We calculated the residual as a multiple of operating income in the final year of the operating income analysis. The residual multiple was lower than the multiple used in the operating income capitalization method to account for the uncertainty of regulation, competition and technological changes.

            An important component of the discounted cash flow methodology is the selection of the discount rate for overall capital or total investment. We combined two basic components, i.e., the anticipated return on investors' equity and the cost of debt, to create the discount rate. As the equity return rate, we used the expected rate of return available on alternative investment opportunities with comparable risk. The equity return rate was developed using the capital asset pricing model ("CAPM"), as outlined in Addendum 2. CAPM, which is part of a larger theory known as the capital market theory, is based on the fact that investors in risky assets require an additional return above the risk free market rate as compensation for investing in the particular asset.

            In determining the risk component of the equity portion of capital we analyzed the systematic and unsystematic risks associated with the subject properties. Systematic risk is a measure of the uncertainty of future returns due to the sensitivity of the return on the subject investment to movements in the return for the market as a whole. Systematic risk is measured in CAPM by a factor called beta. Beta is a function of the relationship between the return on an individual security and the return on the market as measured by the return on a standard market index. Unsystematic risk is a measurement of the risk directly related to the characteristics of a specific industry, the cable system itself, community/municipal relationships, competition, regulation, and management ability.


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            The discount rate was determined by combining the cost of equity (as determined above) and the cost of debt in weighted proportions (weighted average cost of capital) that would have been typical for the Systems, or a comparable system, and which were representative of the industry as of the valuation date (see Addendum 2). The cost of debt was based on the benchmark prime lending rate as listed in The Wall Street Journal. The prime lending rate is one customarily used as a basis for the cable television industry. Points over prime were assigned to the debt structure based on the anticipated risk involved in the loan and prevailing bank industry standards. The discounted cash flow model is presented in Exhibits E.


      7.    Residual Value

            The residual value of the cable property represents the best estimate, as of the valuation date, of the fair market value of the property in the final year considered in our analysis. The residual is calculated via a valuation multiplier similar to the multipliers used in the operating income capitalization method. Once calculated, the residual value is added to the operating income stream. The premise upon which the use of a residual value is based is the fact that significant value will be returned to the owner of a property at the end of its holding period. Alternatively, the owner will continue to hold the property and realize operating profit well into the future. The residual multiplier captures both aspects of value.

            For most well operated cable television systems the residual multiplier is the same, given the same valuation date. However, a number of factors can be cause for adjustment to the multiplier. For instance, a cable system without a likely prospect for franchise renewal would have little or no value at the end of the franchise term. In this example, a lower than average, or possibly zero multiplier would be used. If, for instance, a system had a significant number of years remaining on the current franchise plus a renewal already assured it might garner a higher than average multiplier. Franchise life, terms and conditions represent only a single consideration that is made when determining the multiplier. Other significant considerations include rate regulation, competition, expanded services, market maturity, and operating trends.

            Based on the aforementioned considerations, we have selected a residual multiple of 8.5 (eight and one half) for the Somerset system, (eight) for the Centreville system, 7.5


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            (seven and one half) for the Burke County system, and 7 (seven) for the Redmond and California City systems. The residual multiple is applied to operating income in the final year of our operating income analysis. As a result, the residual value of the property is calculated to be $30,052,136 for the Burke County system, $3,800,438 for the California City system, $36,593,516 for the Centreville system, $9,001,414 for the Redmond system and $48,434,673 for the Somerset system, as shown in Exhibits E.


      8.    Analysis of Future Projections

            A key factor in determining the fair market value of a cable television property is the ability to accurately assess the Systems' future operating characteristics and the resulting operating income and cash flow. Operating income and cash flow are the primary drivers of overall fair market value.

            Operating analyses generally take into consideration a number of system specific characteristics as well as industry characteristics. System specific considerations include homes passed and homes growth, subscriber penetration (all services) and system maturity, economic and demographic composition of the market, marketing and administration, and programming. We examine the historic growth and composition of all these areas as well as management's forecast of growth. Industry characteristics include subscriber trends for the various programming services, program ratings and offerings, marketing trends, and industry developed consumer mandates for service and accessibility.

            Additionally, a great deal of attention is given to the age, condition and functionality of the Systems' physical plant as this impacts the estimate of future capital expenditures. We rely on management's best estimate of planned capital expenses for near term projections (generally five years). We corroborate management's forecast with our observations of the Systems' physical plant. Adjustments are then made to management estimates, when deemed necessary.

            We considered all of these factors when analyzing the operational and financial future of the Systems. The major items that we analyzed included homes passed, miles of plant, basic subscribers, pay service units (HBO, Showtime, etc.), additional outlets (more than one television in a home with service), and remote control or converter units.


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


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            Additionally, we analyzed future rates (for all services) that might be charged to the subscribers, revenue by specific category (basic, pay, pay-per-view, advertising, etc.), expenses by category (programming, operations, etc.) and capital expenditures. We considered in our analyses regulations in effect at the time of the valuation or likely to take effect soon after the valuation date. We then used the results of our detailed analyses in determining the value of the properties as a whole. Our calculations also were based, in part, on the historical financial and operational performance of the Systems and other systems of similar configuration. The operating horizon period was determined by the weighted average remaining life of the franchises.

            The analysis pertaining to the Systems' future operations as described above is presented in Exhibits A, B, C, and D.


      9.    Comparable Sales Methodology

            We utilized a market approach, or comparable sales method, in analyzing the subject properties. Under this method, sales of properties of similar size and construction were compared to the subject properties. It should be noted that the market approach is the least reliable of the valuation methodologies considered. Because detailed financial, technical and operating information is not generally available regarding cable television transactions, it is impossible to relate these prices to the operating performance of any particular property or to make a direct comparison with the subject properties. This method is used to generally validate the overall market and to confirm the range of values developed with the economic methods as reasonable.

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[LOGO - ARTHUR ANDERSEN]

Recent Transactions/
  Announced Sales             Price      Price/Subscriber   Multiple(1)
  ---------------             -----      ----------------   ---------
Kern Valley, CA            $11,000,000      $1,571             8.8
Loudon City, TN             $1,700,000      $1,164             7.0
IL and IA                   $9,400,000      $1,237             7.5
Las Vegas, NV               $7,100,000      $1,309             8.3
Genoa, NE                   $1,700,000      $1,296             8.9

Burke County               $17,685,000      $1,682(2)          6.2
California City             $2,791,000      $1,452(3)          7.2
Centreville                $20,445,000      $1,659(4)          7.3
Redmond                     $5,882,000      $1,673(5)          7.1
Somerset                   $30,277,000      $1,569(6)          8.1

           (1)      Multiple of next year's projected operating income.
           (2) $1,682 per beginning subscriber; $1,690 per average year 1 subscriber.
           (3) $1,452 per beginning subscriber; $1,433 per average year 1 subscriber.
           (4) $1,659 per beginning subscriber; $1,633 per average year 1 subscriber.
           (5) $1,673 per beginning subscriber; $1,514 per average year 1 subscriber.
           (6) $1,569 per beginning subscriber; $1,566 per average year 1 subscriber.

            Although the range of values presented above is too wide from which to derive any conclusive supporting evidence, the values of Burke, California City, Centreville, Redmond, and Somerset at $17,685,000, $2,791,000, $20,455,000, $5,882,000 and $30,277,000, respectively, appear to be reasonable.

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E.    CONCLUSIONS

      Based on our analysis and investigation of the Systems, and its service areas, it is our opinion that the fair market value of the subject properties, as a going concern, free and clear of all liens and encumbrances, as of December 31, 1996, is $17,685,000 for Burke County, $2,791,000 for California City, $20,455,000 for Centreville, $5,882,000
      for Redmond and $30,277,000 for Somerset. Our opinion is based on information and data supplied by the Systems' management, our on-site inspection of the Systems and the areas served and cable television industry information. This valuation is expressly subject to the General Assumptions and Limiting Conditions as defined in this report.

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[LOGO - ARTHUR ANDERSEN]


F.    GENERAL ASSUMPTIONS AND LIMITING CONDITIONS


      This appraisal report is subject to the following general assumptions and limiting conditions:

      1. No investigation has been made of, and no responsibility is assumed for, the legal description of the properties being valued or legal matters, including title or encumbrances. Title to the properties is assumed to be good and marketable unless otherwise stated. The properties are assumed to be free and clear of any liens, easements or encumbrances unless otherwise stated.

      2. Information furnished by others, upon which all or portions of this report is based, is believed to be reliable, but has not been verified in all cases. No warranty is given as to the accuracy of such information.

      3. This report has been made only for the purpose stated and shall not be used for any other purpose. Neither this report nor any portions thereof (including without limitation any conclusions as to value, the identity of Arthur Andersen LLP or any individuals signing or associated with this report, or the professional associations or organizations with which they affiliated) shall be disseminated to third parties except federal and state taxing authorities by any means without the prior written consent and approval of Arthur Andersen LLP.

      4. Neither Arthur Andersen LLP nor any individuals signing or associated with this report shall be required by reason of this report to give further consultation, to provide testimony, or appear in court or other legal proceedings unless specific arrangements therefor have been made.

      5. This appraisal has been made in conformance with, and is subject to, the requirements of the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers and the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation.

[LOGO - ARTHUR ANDERSEN]


      6. No responsibility is taken for changes in market conditions and no obligation is assumed to revise this report to reflect events or conditions which occur subsequent to the valuation date hereof.

      7. The date of value to which the conclusions and opinions expressed in this report apply is set forth in this opinion letter. Our value opinion is based on the purchasing power of the United States' dollar as of this date.

      8. It is assumed that all required licenses, certificates of occupancy, consents, or other legislative or administrative authority from any local, state, or national government or private entity or organization have been, or can readily be, obtained or renewed for any use on which the value estimates provided in this report are based.

      9. Full compliance with all applicable federal, state and local zoning use, environmental and similar laws and regulations is assumed, unless otherwise stated.

      10. Responsible ownership and competent property management are assumed.

      11. The opinion of value is predicated on the financial structure prevailing as of the date of this valuation.

      12. We were not engaged nor are we qualified to detect the existence of toxic or hazardous material or the presence of radio frequency radiation which may or may not be present on or near the properties of the appraised entity (the "Company"). The presence of radio frequency radiation or potentially toxic or hazardous substances such as asbestos, urea-formaldehyde foam insulation, industrial wastes, etc. may affect the value of the Company. The value estimates herein are predicted on the assumption that there is no such radiation or material on, in, or near the Company's properties that would cause a loss in value. No responsibility is assumed for any such conditions or for any expertise or engineering knowledge required to discover them. Falcon Classic Cable Income Properties, L.P., Falcon Cable TV, Falcon Holdings Group, L.P. should retain an expert in this field if further information is desired.

[LOGO - ARTHUR ANDERSEN]


      13.a. Falcon Classic Cable Income Properties, L.P., Falcon Cable TV, Falcon Holdings Group, L.P. shall indemnify and hold harmless Arthur Andersen LLP, its affiliates, partners, agents and employees from and against any losses, claims, damages or liabilities (or actions in respect thereof) that may be asserted by Conflicts Committee of Falcon Classic Cable Income Properties, L.P., or any person or entity who may receive our report, except to the extent of any losses, claims, damages or liabilities (or actions in respect thereof) arising by reason of gross negligence or willful misconduct of Arthur Andersen LLP in preparing the report, and will reimburse Arthur Andersen LLP for all expenses (including counsel fees) as they are incurred by Arthur Andersen LLP in connection with investigating, preparing or defending any such action or claim.

         b. In any circumstance in which the foregoing indemnification is held by a court to be unavailable to Arthur Andersen LLP, Falcon Classic Cable Income Properties, L.P., Falcon Cable TV, Falcon Holdings Group, L.P. and Arthur Andersen LLP shall contribute to any aggregate losses, claims, damages or liabilities (including the related fees and expenses) to which Falcon Classic Cable Income Properties, L.P., Falcon Cable TV, Falcon Holdings Group, L.P. and Arthur Andersen LLP may be subject in such proportion that Arthur Andersen LLP shall be responsible only for that portion represented by the percentage that the fees paid to Arthur Andersen LLP for the portion of its services or work product giving rise to the liabilities bears to the value of the transaction giving rise to such liability.

      14.      This report is not a fairness opinion.

[LOGO - ARTHUR ANDERSEN]


G.    CERTIFICATION

      The undersigned hereby certifies that we have no present or contemplated future interest in the properties that are the subject of this report and have no personal interest or bias with respect to the parties involved; neither our employment nor our compensation in connection with this report is in any way contingent upon the conclusions reached or values estimated; the values and conclusions contained herein, limited only by the reported assumptions and limiting conditions, reflect our personal, unbiased professional judgment; this appraisal has been prepared in conformance with the "Uniform Standards of Professional Appraisal Practice"; no person other than the undersigned or those acknowledged in this report prepared the analysis, values or conclusions set forth in this report; and to the best of our knowledge and belief, the statements of fact contained in this report are true and correct.

                                                              /S/Anthony P. Kern
                                                     --------------------------
                                                                 Anthony P. Kern

Contributing Analysts:
John F. Lisciandro
Vance L. Wilson

[LOGO - ARTHUR ANDERSEN]





                                EXHIBITS


                                A. Cable Television Miles, Homes and Subscribers

                                B. Service Rates

                                C. Revenue, Expenses, Operating Income

                                D. Capital Expenditures

                                E. Discounted Cash Flow Valuation

                                F. Valuation Matrix

EXHIBIT A-1

---------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
BURKE COUNTY, NC
AS OF DECEMBER 31, 1996
---------------------------------------------------

---------------------------------------------------
CABLE TELEVISION MILES, HOMES PASSED, SUBSCRIBERS
---------------------------------------------------

YEAR ENDING DECEMBER 31,                1997           1998           1999           2000          2001          2002          2003
                                        ----           ----           ----           ----          ----          ----          ----
BEGINNING MILES                        731.1
NEW MILES                                8.0            8.0            8.0            8.0           8.0           8.0           8.0
TOTAL                                  739.1          747.1          755.1          763.1         771.1         779.1         787.1
PERCENT GROWTH                          1.09%          1.08%          1.07%          1.06%         1.05%         1.04%         1.03%

BEGINNING HOMES                       18,986
NEW HOMES                                150            150            150            150           150           150           150
AVERAGE HOMES                         19,061         19,211         19,361         19,511        19,661        19,811        19,961
TOTAL                                 19,136         19,286         19,436         19,586        19,736        19,886        20,036
PERCENT GROWTH                           0.8%           0.8%           0.8%           0.8%          0.8%          0.8%          0.8%
NEW BUILD DENSITY                         19             19             19             19            19            19            19
AVERAGE DENSITY                           26             26             26             26            26            26            25

BEGINNING BASIC                       10,516         10,408         10,393         10,377        10,750        11,030        11,213
NEW BASIC                               (108)           (15)           (16)           374           280           183            85
AVERAGE BASIC                         10,462         10,400         10,385         10,563        10,890        11,122        11,256
TOTAL                                 10,408         10,393         10,377         10,750        11,030        11,213        11,298
PENETRATION                             54.4%          53.9%          53.4%          54.9%         55.9%         56.4%         56.4%

EXPANDED BASIC                         9,097          8,951          8,939          8,924         9,246         9,487         9,644
NEW EXPANDED                            (146)           (13)           (14)           322           241           158            73
AVERAGE EXPANDED                       9,024          8,945          8,931          9,085         9,366         9,565         9,681
TOTAL                                  8,951          8,939          8,924          9,246         9,487         9,644         9,717
PENETRATION                             86.0%          86.0%          86.0%          86.0%         86.0%         86.0%         86.0%

BEGINNING PAY                          4,840          4,686          4,627          4,620         4,787         4,911         4,993
NEW PAY                                 (154)           (59)            (7)           166           125            82            38
AVERAGE PAY                            4,763          4,657          4,624          4,703         4,849         4,952         5,012
TOTAL                                  4,686          4,627          4,620          4,787         4,911         4,993         5,030
PENETRATION                             45.0%          44.5%          44.5%          44.5%         44.5%         44.5%         44.5%

BEGINNING CONVERTERS                  15,346         15,188         15,166         15,142        15,688        16,096        16,364
NEW CONVERTERS                          (158)           (22)           (24)           546           408           267           123
AVERAGE CONVERTERS                    15,267         15,177         15,154         15,415        15,892        16,230        16,425
TOTAL                                 15,188         15,166         15,142         15,688        16,096        16,364        16,487
PENETRATION                            145.9%         145.9%         145.9%         145.9%        145.9%        145.9%        145.9%

BEGINNING REMOTES                     10,922         10,810         10,794         10,777        11,165        11,456        11,646
NEW REMOTES                             (112)           (15)           (17)           388           290           190            88
AVERAGE REMOTES                       10,866         10,802         10,786         10,971        11,311        11,551        11,690
TOTAL                                 10,810         10,794         10,777         11,165        11,456        11,646        11,734
PENETRATION                            103.9%         103.9%         103.9%         103.9%        103.9%        103.9%        103.9%

                                                                                                                 ARTHUR ANDERSEN LLP


EXHIBIT A-2

-------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CALIFORNIA CITY, CALIFORNIA
AS OF DECEMBER 31, 1996
-------------------------------------------------

-------------------------------------------------
CABLE TELEVISION MILES, HOMES PASSED, SUBSCRIBERS
-------------------------------------------------

YEAR ENDING DECEMBER 31,                   1997          1998          1999          2000          2001          2002           2003
                                           ----          ----          ----          ----          ----          ----           ----
BEGINNING MILES                            90.1
NEW MILES                                   2.0           1.0           1.0           1.0           1.0           1.0           1.0
TOTAL                                      92.1          93.1          94.1          95.1          96.1          97.1          98.1
PERCENT GROWTH                             2.22%         1.09%         1.07%         1.06%         1.05%         1.04%         1.03%

BEGINNING HOMES                           2,858
NEW HOMES                                    80            40            40            40            40            40            40
AVERAGE HOMES                             2,898         2,958         2,998         3,038         3,078         3,118         3,158
TOTAL                                     2,938         2,978         3,018         3,058         3,098         3,138         3,178
PERCENT GROWTH                              2.8%          1.4%          1.3%          1.3%          1.3%          1.3%          1.3%
NEW BUILD DENSITY                            40            40            40            40            40            40            40
AVERAGE DENSITY                              32            32            32            32            32            32            32

BEGINNING BASIC                           1,922         1,973         2,000         2,027         2,053         2,080         2,107
NEW BASIC                                    51            27            27            27            27            27            27
AVERAGE BASIC                             1,947         1,986         2,013         2,040         2,067         2,094         2,121
TOTAL                                     1,973         2,000         2,027         2,053         2,080         2,107         2,134
PENETRATION                                67.1%         67.1%         67.1%         67.1%         67.1%         67.1%         67.1%

EXPANDED BASIC                            1,820         1,866         1,892         1,917         1,942         1,968         1,993
NEW EXPANDED                                 46            25            25            25            25            25            25
AVERAGE EXPANDED                          1,843         1,879         1,904         1,930         1,955         1,981         2,006
TOTAL                                     1,866         1,892         1,917         1,942         1,968         1,993         2,019
PENETRATION                                94.6%         94.6%         94.6%         94.6%         94.6%         94.6%         94.6%

BEGINNING PAY                               839           851           863           875           886           898           909
NEW PAY                                      12            12            12            12            12            12            12
AVERAGE PAY                                 845           857           869           880           892           903           915
TOTAL                                       851           863           875           886           898           909           921
PENETRATION                                43.2%         43.2%         43.2%         43.2%         43.2%         43.2%         43.2%

BEGINNING CONVERTERS                        931           956           969           982           995         1,008         1,021
NEW CONVERTERS                               25            13            13            13            13            13            13
AVERAGE CONVERTERS                          943           962           975           988         1,001         1,014         1,027
TOTAL                                       956           969           982           995         1,008         1,021         1,034
PENETRATION                                48.4%         48.4%         48.4%         48.4%         48.4%         48.4%         48.4%

BEGINNING REMOTES                           802           823           834           846           857           868           879
NEW REMOTES                                  21            11            11            11            11            11            11
AVERAGE REMOTES                             813           829           840           851           862           874           885
TOTAL                                       823           834           846           857           868           879           890
PENETRATION                                41.7%         41.7%         41.7%         41.7%         41.7%         41.7%         41.7%

                                                                                                                 ARTHUR ANDERSEN LLP

EXHIBIT A-3

---------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CENTREVILLE, MARYLAND
AS OF DECEMBER 31, 1996
---------------------------------------------

---------------------------------------------
CABLE TELEVISION MILES, HOMES PASSED, SUBSCRIBERS
---------------------------------------------

YEAR ENDING DECEMBER 31,                   1997          1998          1999          2000          2001          2002           2003
                                           ----          ----          ----          ----          ----          ----           ----
BEGINNING MILES                           649.8
NEW MILES                                   5.0           5.0           5.0           5.0           5.0           5.0           5.0
TOTAL                                     654.8         659.8         664.8         669.8         674.8         679.8         684.8
PERCENT GROWTH                             0.77%         0.76%         0.76%         0.75%         0.75%         0.74%         0.74%

BEGINNING HOMES                          23,857
NEW HOMES                                   300           300           300           300           300           300           300
AVERAGE HOMES                            24,007        24,307        24,607        24,907        25,207        25,507        25,807
TOTAL                                    24,157        24,457        24,757        25,057        25,357        25,657        25,957
PERCENT GROWTH                              1.3%          1.2%          1.2%          1.2%          1.2%          1.2%          1.2%
NEW BUILD DENSITY                            60            60            60            60            60            60            60
AVERAGE DENSITY                              37            37            37            37            38            38            38

BEGINNING BASIC                          12,325        12,722        13,002        13,409        13,822        14,621        15,051
NEW BASIC                                   397           280           407           413           799           430           306
AVERAGE BASIC                            12,523        12,862        13,205        13,615        14,222        14,836        15,204
TOTAL                                    12,722        13,002        13,409        13,822        14,621        15,051        15,357
PENETRATION                                52.7%         53.2%         54.2%         55.2%         57.7%         58.7%         59.2%

EXPANDED BASIC                           11,863        12,245        12,514        12,906        13,304        14,073        14,487
NEW EXPANDED                                382           270           392           398           769           413           294
AVERAGE EXPANDED                         12,054        12,380        12,710        13,105        13,689        14,280        14,634
TOTAL                                    12,245        12,514        12,906        13,304        14,073        14,487        14,781
PENETRATION                                96.3%         96.3%         96.3%         96.3%         96.3%         96.3%         96.3%

BEGINNING PAY                             7,440         7,552         7,719         7,960         8,205         8,680         8,935
NEW PAY                                     112           166           242           245           475           255           182
AVERAGE PAY                               7,496         7,635         7,839         8,083         8,443         8,807         9,026
TOTAL                                     7,552         7,719         7,960         8,205         8,680         8,935         9,117
PENETRATION                                59.4%         59.4%         59.4%         59.4%         59.4%         59.4%         59.4%

BEGINNING CONVERTERS                      1,838         1,897         1,939         2,000         2,061         2,180         2,245
NEW CONVERTERS                               59            42            61            62           119            64            46
AVERAGE CONVERTERS                        1,868         1,918         1,969         2,030         2,121         2,212         2,267
TOTAL                                     1,897         1,939         2,000         2,061         2,180         2,245         2,290
PENETRATION                                14.9%         14.9%         14.9%         14.9%         14.9%         14.9%         14.9%

BEGINNING REMOTES                           681           703           718           741           764           808           832
NEW REMOTES                                  22            15            22            23            44            24            17
AVERAGE REMOTES                             692           711           730           752           786           820           840
TOTAL                                       703           718           741           764           808           832           849
PENETRATION                                 5.5%          5.5%          5.5%          5.5%          5.5%          5.5%          5.5%

                                                                                                                 ARTHUR ANDERSEN LLP

EXHIBIT A-4

--------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
REDMOND, OREGON
AS OF DECEMBER 31, 1996
--------------------------------------

--------------------------------------
CABLE TELEVISION MILES, HOMES PASSED, SUBSCRIBERS
--------------------------------------

YEAR ENDING DECEMBER 31,                 1997          1998           1999           2000          2001          2002          2003
                                         ----          ----           ----           ----          ----          ----          ----
BEGINNING MILES                         170.0
NEW MILES                                29.0           6.0            6.0            6.0           6.0           6.0           6.0
TOTAL                                   199.0         205.0          211.0          217.0         223.0         229.0         235.0
PERCENT GROWTH                          17.06%         3.02%          2.93%          2.84%         2.76%         2.69%         2.62%

BEGINNING HOMES                         7,252
NEW HOMES                               2,310           300            300            300           300           300           300
AVERAGE HOMES                           8,407         9,712         10,012         10,312        10,612        10,912        11,212
TOTAL                                   9,562         9,862         10,162         10,462        10,762        11,062        11,362
PERCENT GROWTH                           31.9%          3.1%           3.0%           3.0%          2.9%          2.8%          2.7%
NEW BUILD DENSITY                          80            50             50             50            50            50            50
AVERAGE DENSITY                            48            48             48             48            48            48            48

BEGINNING BASIC                         3,516         4,253          4,190          4,216         4,288         4,411         4,534
NEW BASIC                                 737           (64)            26             72           123           123           123
AVERAGE BASIC                           3,885         4,222          4,203          4,252         4,349         4,472         4,595
TOTAL                                   4,253         4,190          4,216          4,288         4,411         4,534         4,657
PENETRATION                              44.5%         42.5%          41.5%          41.0%         41.0%         41.0%         41.0%

EXPANDED BASIC                          2,847         3,380          3,288          3,287         3,343         3,439         3,535
NEW EXPANDED                              533           (93)            (1)            56            96            96            96
AVERAGE EXPANDED                        3,114         3,334          3,287          3,315         3,391         3,487         3,583
TOTAL                                   3,380         3,288          3,287          3,343         3,439         3,535         3,631
PENETRATION                              79.5%         78.5%          78.0%          78.0%         78.0%         78.0%         78.0%

BEGINNING PAY                             777           897            863            868           883           909           934
NEW PAY                                   120           (34)             5             15            25            25            25
AVERAGE PAY                               837           880            866            876           896           921           947
TOTAL                                     897           863            868            883           909           934           959
PENETRATION                              21.1%         20.6%          20.6%          20.6%         20.6%         20.6%         20.6%

BEGINNING CONVERTERS                    1,050         1,270          1,251          1,259         1,280         1,317         1,354
NEW CONVERTERS                            220           (19)             8             22            37            37            37
AVERAGE CONVERTERS                      1,160         1,261          1,255          1,270         1,299         1,336         1,372
TOTAL                                   1,270         1,251          1,259          1,280         1,317         1,354         1,391
PENETRATION                              29.9%         29.9%          29.9%          29.9%         29.9%         29.9%         29.9%

BEGINNING REMOTES                         870         1,052          1,037          1,043         1,061         1,091         1,122
NEW REMOTES                               182           (16)             6             18            30            30            30
AVERAGE REMOTES                           961         1,045          1,040          1,052         1,076         1,107         1,137
TOTAL                                   1,052         1,037          1,043          1,061         1,091         1,122         1,152
PENETRATION                              24.7%         24.7%          24.7%          24.7%         24.7%         24.7%         24.7%

                                                                                                                 ARTHUR ANDERSEN LLP

EXHIBIT A-5

------------------------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
SOMERSET, KY
AS OF DECEMBER 31, 1996
------------------------------------------------------------------

------------------------------------------------------------------
CABLE TELEVISION MILES, HOMES PASSED, SUBSCRIBERS
------------------------------------------------------------------

YEAR ENDING DECEMBER 31,                  1997           1998          1999          2000          2001          2002           2003
                                          ----           ----          ----          ----          ----          ----           ----
BEGINNING MILES                          834.5
NEW MILES                                  1.9            8.5           8.5           8.5           8.5           8.5           8.5
TOTAL                                    836.4          844.9         853.4         861.9         870.4         878.9         887.5
PERCENT GROWTH                            0.23%          1.02%         1.01%         1.00%         0.99%         0.98%         0.97%

BEGINNING HOMES                         22,060
NEW HOMES                                   50            225           225           225           225           225           225
AVERAGE HOMES                           22,085         22,223        22,448        22,673        22,898        23,123        23,348
TOTAL                                   22,110         22,335        22,560        22,785        23,010        23,235        23,460
PERCENT GROWTH                             0.2%           1.0%          1.0%          1.0%          1.0%          1.0%          1.0%
NEW BUILD DENSITY                           26             26            26            26            26            26            26
AVERAGE DENSITY                             26             26            26            26            26            26            26

BEGINNING BASIC                         19,296         19,384        19,626        19,869        20,135        20,449        20,696
NEW BASIC                                   88            242           243           267           314           246           200
AVERAGE BASIC                           19,340         19,505        19,747        20,002        20,292        20,572        20,796
TOTAL                                   19,384         19,626        19,869        20,135        20,449        20,696        20,896
PENETRATION                               87.7%          87.9%         88.1%         88.4%         88.9%         89.1%         89.1%

EXPANDED BASIC                          18,823         18,870        19,106        19,342        19,601        19,907        20,147
NEW EXPANDED                                47            236           236           259           306           240           195
AVERAGE EXPANDED                        18,847         18,988        19,224        19,472        19,754        20,027        20,244
TOTAL                                   18,870         19,106        19,342        19,601        19,907        20,147        20,342
PENETRATION                               97.3%          97.3%         97.3%         97.3%         97.3%         97.3%         97.3%

BEGINNING PAY                            3,914          3,874         3,922         3,971         4,084         4,209         4,281
NEW PAY                                    (40)            48            49           114           125            71            41
AVERAGE PAY                              3,894          3,898         3,946         4,027         4,147         4,245         4,301
TOTAL                                    3,874          3,922         3,971         4,084         4,209         4,281         4,322
PENETRATION                               20.0%          20.0%         20.0%         20.3%         20.6%         20.7%         20.7%

BEGINNING CONVERTERS                     5,119          5,142         5,207         5,271         7,355         8,492         9,629
NEW CONVERTERS                              23             64            64         2,084         1,137         1,137         1,138
AVERAGE CONVERTERS                       5,131          5,174         5,239         6,313         7,924         9,061        10,198
TOTAL                                    5,142          5,207         5,271         7,355         8,492         9,629        10,767
PENETRATION                               26.5%          26.5%         26.5%         36.5%         41.5%         46.5%         51.5%

BEGINNING REMOTES                        4,622          4,643         4,701         4,759         6,837         7,966         9,096
NEW REMOTES                                 21             58            58          2077          1129          1131          1133
AVERAGE REMOTES                          4,633          4,672         4,730         5,798         7,401         8,531         9,663
TOTAL                                    4,643          4,701         4,759         6,837         7,966         9,096        10,229
PENETRATION                               24.0%          24.0%         24.0%         34.0%         39.0%         44.0%         49.0%

                                                                                                                 ARTHUR ANDERSEN LLP

EXHIBIT B-1

------------------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
BURKE COUNTY, NC
AS OF DECEMBER 31, 1996
------------------------------------------------------------

------------------------------------------------------------
SERVICE RATES
------------------------------------------------------------
CURRENT RATES
BASIC (AVG.)                                $16.96
EXPANDED BASIC (AVG.)                        $6.20
PAY (AVG)                                    $7.51
CONVERTERS                                   $2.50
REMOTES                                      $0.03
INSTALLATION                                $45.00
RECONNECT                                   $45.00

YEAR ENDING DECEMBER 31,                     1997       1998      1999      2000      2001      2002      2003
                                             ----       ----      ----      ----      ----      ----      ----
RATE INCREASES
BASIC                                          0.0%      4.0%      4.0%      4.0%      6.0%      4.0%      4.0%
EXPANDED BASIC                                 0.0%      4.0%      4.0%      4.0%      6.0%      4.0%      4.0%
PAY                                            0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
CONVERTERS                                     0.0%      4.0%      4.0%      4.0%      4.0%      4.0%      4.0%
REMOTES                                        0.0%      4.0%      4.0%      4.0%      4.0%      4.0%      4.0%
INSTALLATION                                   0.0%      4.0%      0.0%      4.0%      0.0%      4.0%      0.0%
RECONNECT                                      0.0%      4.0%      0.0%      4.0%      0.0%      4.0%      0.0%

AVERAGE RATES
BASIC                                       $16.96    $17.64    $18.35    $19.08    $20.23    $21.04    $21.88
EXPANDED BASIC                               $6.20     $6.45     $6.70     $6.97     $7.39     $7.69     $7.99
PAY                                          $7.51     $7.51     $7.51     $7.51     $7.51     $7.51     $7.51
CONVERTERS                                   $2.50     $2.60     $2.70     $2.81     $2.92     $3.04     $3.16
REMOTES                                      $0.03     $0.03     $0.03     $0.04     $0.04     $0.04     $0.04
INSTALLATION                                $45.00    $46.80    $46.80    $48.67    $48.67    $50.62    $50.62
RECONNECT                                   $45.00    $46.80    $46.80    $48.67    $48.67    $50.62    $50.62

BASIC CHURN RATE (EST)                          36%       36%       36%       36%       36%       36%       36%

                                                                                                                 ARTHUR ANDERSEN LLP

EXHIBIT B-2

-------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CALIFORNIA CITY, CALIFORNIA
AS OF DECEMBER 31, 1996
-------------------------------------------

-------------------------------------------
SERVICE RATES
-------------------------------------------
CURRENT RATES
BASIC (AVG.)                                     $15.77
EXPANDED BASIC (AVG.)                             $6.00
PAY (AVG.)                                        $8.14
CONVERTERS                                        $4.46
REMOTES                                           $0.34
INSTALLATION                                     $45.00
RECONNECT                                        $45.00

YEAR ENDING DECEMBER 31,                           1997      1998      1999      2000      2001      2002      2003
                                                   ----      ----      ----      ----      ----      ----      ----
RATE INCREASES
BASIC                                               0.0%      4.0%      4.0%      4.0%      4.0%      4.0%      4.0%
EXPANDED BASIC                                      0.0%      4.0%      4.0%      4.0%      4.0%      4.0%      4.0%
PAY                                                 0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
CONVERTERS                                          0.0%      4.0%      4.0%      4.0%      4.0%      4.0%      4.0%
REMOTES                                             0.0%      4.0%      4.0%      4.0%      4.0%      4.0%      4.0%
INSTALLATION                                        0.0%      4.0%      0.0%      4.0%      0.0%      4.0%      0.0%
RECONNECT                                           0.0%      4.0%      0.0%      4.0%      0.0%      4.0%      0.0%

AVERAGE RATES
BASIC                                            $15.77    $16.40    $17.05    $17.74    $18.45    $19.18    $19.95
EXPANDED BASIC                                    $6.00     $6.24     $6.49     $6.75     $7.02     $7.30     $7.60
PAY                                               $8.14     $8.14     $8.14     $8.14     $8.14     $8.14     $8.14
CONVERTERS                                        $4.46     $4.64     $4.83     $5.02     $5.22     $5.43     $5.65
REMOTES                                           $0.34     $0.35     $0.37     $0.38     $0.40     $0.41     $0.43
INSTALLATION                                     $45.00    $46.80    $46.80    $48.67    $48.67    $50.62    $50.62
RECONNECT                                        $45.00    $46.80    $46.80    $48.67    $48.67    $50.62    $50.62

BASIC CHURN RATE (EST)                               24%       24%       24%       24%       24%       24%       24%

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT B-3

-------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CENTREVILLE, MARYLAND
AS OF DECEMBER 31, 1996
-------------------------------------------

-------------------------------------------
SERVICE RATES
-------------------------------------------
CURRENT RATES
BASIC (AVG.)                                       $20.60
EXPANDED BASIC (AVG.)                               $3.52
PAY (AVG.)                                          $8.54
CONVERTERS                                          $1.99
REMOTES                                             $0.68
INSTALLATION                                       $45.00
RECONNECT                                          $45.00

YEAR ENDING DECEMBER 31,                              1997        1998        1999        2000         2001        2002        2003
                                                      ----        ----        ----        ----         ----        ----        ----
RATE INCREASES
BASIC                                                 0.0%        4.0%        4.0%        5.0%         7.0%        4.0%        4.0%
EXPANDED BASIC                                        0.0%        4.0%        4.0%        5.0%         7.0%        4.0%        4.0%
PAY                                                   0.0%        0.0%        0.0%        0.0%         0.0%        0.0%        0.0%
CONVERTERS                                            0.0%        4.0%        4.0%        4.0%         4.0%        4.0%        4.0%
REMOTES                                               0.0%        4.0%        4.0%        4.0%         4.0%        4.0%        4.0%
INSTALLATION                                          0.0%        4.0%        0.0%        4.0%         0.0%        4.0%        0.0%
RECONNECT                                             0.0%        4.0%        0.0%        4.0%         0.0%        4.0%        0.0%

AVERAGE RATES
BASIC                                              $20.60      $21.43      $22.29      $23.40       $25.04      $26.04      $27.08
EXPANDED BASIC                                      $3.52       $3.67       $3.81       $4.00        $4.28       $4.45       $4.63
PAY                                                 $8.54       $8.54       $8.54       $8.54        $8.54       $8.54       $8.54
CONVERTERS                                          $1.99       $2.07       $2.16       $2.24        $2.33       $2.43       $2.52
REMOTES                                             $0.68       $0.71       $0.73       $0.76        $0.79       $0.83       $0.86
INSTALLATION                                       $45.00      $46.80      $46.80      $48.67       $48.67      $50.62      $50.62
RECONNECT                                          $45.00      $46.80      $46.80      $48.67       $48.67      $50.62      $50.62

BASIC CHURN RATE (EST)                                 32%         32%         32%         32%          32%         32%         32%

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT B-4

-------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
REDMOND, OREGON
AS OF DECEMBER 31, 1996
-------------------------------------------

-------------------------------------------
SERVICE RATES
-------------------------------------------
CURRENT RATES
BASIC (AVG.)                                       $22.23
EXPANDED BASIC (AVG.)                               $2.05
PAY (AVG.)                                          $6.16
CONVERTERS                                          $2.57
REMOTES                                             $0.22
INSTALLATION                                       $45.00
RECONNECT                                          $45.00

YEAR ENDING DECEMBER 31,                             1997        1998        1999        2000         2001        2002        2003
                                                     ----        ----        ----        ----         ----        ----        ----
RATE INCREASES
BASIC                                                 0.0%        4.0%        4.0%        4.0%         4.0%        4.0%        4.0%
EXPANDED BASIC                                        0.0%        4.0%        4.0%        4.0%         4.0%        4.0%        4.0%
PAY                                                   0.0%        0.0%        0.0%        0.0%         0.0%        0.0%        0.0%
CONVERTERS                                            0.0%        4.0%        4.0%        4.0%         4.0%        4.0%        4.0%
REMOTES                                               0.0%        4.0%        4.0%        4.0%         4.0%        4.0%        4.0%
INSTALLATION                                          0.0%        4.0%        0.0%        4.0%         0.0%        4.0%        0.0%
RECONNECT                                             0.0%        4.0%        0.0%        4.0%         0.0%        4.0%        0.0%

AVERAGE RATES
BASIC                                              $22.23      $23.12      $24.04      $25.00       $26.00      $27.04      $28.12
EXPANDED BASIC                                      $2.05       $2.14       $2.22       $2.31        $2.40       $2.50       $2.60
PAY                                                 $6.16       $6.16       $6.16       $6.16        $6.16       $6.16       $6.16
CONVERTERS                                          $2.57       $2.67       $2.78       $2.89        $3.00       $3.13       $3.25
REMOTES                                             $0.22       $0.23       $0.24       $0.25        $0.26       $0.27       $0.28
INSTALLATION                                       $45.00      $46.80      $46.80      $48.67       $48.67      $50.62      $50.62
RECONNECT                                          $45.00      $46.80      $46.80      $48.67       $48.67      $50.62      $50.62

BASIC CHURN RATE (EST)                                 31%         31%         31%         31%          31%         31%         31%

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT B-5

-------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
SOMERSET, KY
AS OF DECEMBER 31, 1996
-------------------------------------------

-------------------------------------------
SERVICE RATES
-------------------------------------------
CURRENT RATES
BASIC (AVG.)                                       $19.24
EXPANDED BASIC (AVG.)                               $2.37
PAY (AVG.)                                          $8.71
CONVERTERS                                          $1.58
REMOTES                                             $0.33
INSTALLATION                                       $45.00
RECONNECT                                          $45.00

YEAR ENDING DECEMBER 31,                             1997        1998        1999        2000         2001        2002        2003
                                                     ----        ----        ----        ----         ----        ----        ----
RATE INCREASES
BASIC                                                 0.0%        4.0%        4.0%        4.0%         7.0%        4.0%        4.0%
EXPANDED BASIC                                        0.0%        4.0%        4.0%        4.0%         7.0%        4.0%        4.0%
PAY                                                   0.0%        0.0%        0.0%        0.0%         0.0%        0.0%        0.0%
CONVERTERS                                            0.0%        4.0%        4.0%        4.0%         4.0%        4.0%        4.0%
REMOTES                                               0.0%        4.0%        4.0%        4.0%         4.0%        4.0%        4.0%
INSTALLATION                                          0.0%        4.0%        0.0%        4.0%         0.0%        4.0%        0.0%
RECONNECT                                             0.0%        4.0%        0.0%        4.0%         0.0%        4.0%        0.0%

AVERAGE RATES
BASIC                                              $19.24      $20.01      $20.81      $21.64       $23.16      $24.08      $25.05
EXPANDED BASIC                                      $2.37       $2.46       $2.56       $2.66        $2.85       $2.96       $3.08
PAY                                                 $8.71       $8.71       $8.71       $8.71        $8.71       $8.71       $8.71
CONVERTERS                                          $1.58       $1.65       $1.71       $1.78        $1.85       $1.93       $2.00
REMOTES                                             $0.33       $0.35       $0.36       $0.38        $0.39       $0.41       $0.42
INSTALLATION                                       $45.00      $46.80      $46.80      $48.67       $48.67      $50.62      $50.62
RECONNECT                                          $45.00      $46.80      $46.80      $48.67       $48.67      $50.62      $50.62

BASIC CHURN RATE (EST)                                 26%         26%         26%         26%          26%         26%         26%

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT C-1

------------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
BURKE COUNTY, NC
AS OF DECEMBER 31, 1996
------------------------------------------------------

------------------------------------------------------
REVENUE, EXPENSE, OPERATING INCOME
------------------------------------------------------

YEAR ENDING DECEMBER 31,          1997           1998           1999           2000
                              -----------    -----------    -----------    -----------
REVENUE
BASIC                         $ 2,129,647    $ 2,201,800    $ 2,286,438    $ 2,418,828
EXPANDED BASIC                    671,189        691,908        718,505        760,108
PAY                               429,170        419,594        416,623        423,795
CONVERTERS                        457,592        473,095        491,281        519,728
REMOTES                             4,155          4,295          4,460          4,719
INSTALLATIONS                       4,708          4,867          4,860         18,197
RECONNECT                          84,741         87,612         87,481         92,546
ADDITIONAL TIER                   988,460      1,027,999      1,069,119      1,111,883
ADVERTISING                       175,000        201,250        231,438        277,725
PAY PER VIEW                      110,000        115,500        121,275        133,403
MISCELLANEOUS                     212,296        219,573        228,122        241,959
                              -----------    -----------    -----------    -----------
TOTAL                         $ 5,266,958    $ 5,447,493    $ 5,659,602    $ 6,002,891
REVENUE GROWTH                          0           3.31%          3.75%          5.72%
REVENUE PER SUB./MONTH        $     41.95    $     43.65    $     45.42    $     47.36

EXPENSES
TECHNICAL & OPERATIONS          1,003,124      1,039,779      1,079,648      1,129,499
GENERAL & ADMINISTRATIVE          487,195        500,191        515,451        539,743
SALES & MARKETING                  95,157        103,364        112,879        127,738
PROGRAMMING                       841,520        852,083        869,333        907,390
                              -----------    -----------    -----------    -----------
TOTAL EXPENSE                 $ 2,426,995    $ 2,495,417    $ 2,577,311    $ 2,704,371

OPERATING INCOME              $ 2,839,963    $ 2,952,076    $ 3,082,291    $ 3,298,520

OPERATING MARGIN                     53.9%          54.2%          54.5%         54.9 %
OPERTAING INCOME GROWTH                 0           3.80%          4.22%          6.56%
OPERATING INCOME/SUB./MONTH   $     22.62    $     23.65    $     24.73    $     26.02




YEAR ENDING DECEMBER 31,          2001           2002           2003          TOTAL
                              -----------    -----------    -----------    -----------
REVENUE
BASIC                         $ 2,643,275    $ 2,807,437    $ 2,954,892    $17,442,318
EXPANDED BASIC                    830,640        882,227        928,564      5,483,141
PAY                               436,905        446,192        451,565      3,023,844
CONVERTERS                        557,238        591,845        622,931      3,713,710
REMOTES                             5,059          5,373          5,656         33,717
INSTALLATIONS                      13,613          9,277          4,281         59,804
RECONNECT                          95,409        101,334        102,555        651,678
ADDITIONAL TIER                 1,156,359      1,202,613      1,250,717      7,807,150
ADVERTISING                       347,156        373,193        391,853      1,997,614
PAY PER VIEW                      146,743        157,748        165,636        950,305
MISCELLANEOUS                     261,761        276,244        288,903      1,728,858
                              -----------    -----------    -----------    -----------
TOTAL                         $ 6,494,157    $ 6,853,484    $ 7,167,554    $42,892,138
REVENUE GROWTH                       7.56%          5.24%          4.38%
REVENUE PER SUB./MONTH        $     49.69    $     51.35    $     53.07

EXPENSES
TECHNICAL & OPERATIONS          1,189,540      1,244,034      1,296,342    $ 7,981,965
GENERAL & ADMINISTRATIVE          572,314        600,444        625,154      3,840,493
SALES & MARKETING                 149,682        159,606        167,135        915,562
PROGRAMMING                       989,323      1,035,074      1,071,970      6,566,693
                              -----------    -----------    -----------    -----------
TOTAL EXPENSE                 $ 2,900,859    $ 3,039,158    $ 3,160,602    $19,304,713

OPERATING INCOME              $ 3,593,298    $ 3,814,326    $ 4,006,951    $23,587,425


OPERATING MARGIN                     55.3%          55.7%          55.9%
OPERTAING INCOME GROWTH              8.20%          5.79%          4.81%
OPERATING INCOME/SUB./MONTH   $     27.50    $     28.58    $     29.67

                                                                   ARTHUR ANDERSEN LLP

EXHIBIT C-2

--------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CALIFORNIA CITY, CALIFORNIA
AS OF DECEMBER 31, 1996
--------------------------------------------

--------------------------------------------
REVENUE, EXPENSE, OPERATING INCOME
--------------------------------------------

YEAR ENDING DECEMBER 31,            1997          1998          1999          2000
                              ----------    ----------    ----------    ----------
REVENUE
BASIC                         $  368,460    $  390,845    $  411,975    $  434,171
EXPANDED BASIC                   132,776       140,769       148,379       156,373
PAY                               82,514        83,682        84,814        85,946
CONVERTERS                        50,520        53,589        56,486        59,529
REMOTES                            3,307         3,508         3,698         3,897
INSTALLATIONS                      2,289         1,257         1,257         1,307
RECONNECT                         14,912        15,818        16,032        16,895
ADDITIONAL TIER                   62,494        65,878        69,434        73,168
ADVERTISING                            0             0             0             0
FCC USER FEE PASS THROUGH            995         1,055         1,112         1,172
MISCELLANEOUS                     35,913        37,820        39,659        41,623
                              ----------    ----------    ----------    ----------
TOTAL                         $  754,179    $  794,221    $  832,846    $  874,082
REVENUE GROWTH                         0          5.04%         4.64%         4.72%
REVENUE PER SUB./MONTH        $    32.27    $    33.32    $    34.48    $    35.71

EXPENSES
TECHNICAL & OPERATIONS           129,495       135,213       140,972       146,981
GENERAL & ADMINISTRATIVE          84,317        88,017        91,527        95,182
SALES & MARKETING                 16,465        17,297        18,057        18,847
PROGRAMMING                      138,272       143,761       148,803       154,023
                              ----------    ----------    ----------    ----------
TOTAL EXPENSE                 $  368,549    $  384,288    $  399,359    $  415,034

OPERATING INCOME              $  385,630    $  409,933    $  433,487    $  459,048

OPERATING MARGIN                    51.1%         51.6%         52.0%         52.5%
OPERATING INCOME GROWTH                0          5.93%         5.43%         5.57%
OPERATING INCOME/SUB./MONTH   $    16.50    $    17.20    $    17.94    $    18.75



YEAR ENDING DECEMBER 31,            2001          2002          2003         TOTAL
                              ----------    ----------    ----------    ----------
REVENUE
BASIC                         $  457,483    $  481,965    $  507,674    $3,052,572
EXPANDED BASIC                   164,770       173,587       182,847     1,099,501
PAY                               87,077        88,209        89,340       601,583
CONVERTERS                        62,726        66,083        69,607       418,540
REMOTES                            4,106         4,326         4,557        27,399
INSTALLATIONS                      1,307         1,360         1,360        10,137
RECONNECT                         17,118        18,034        18,265       117,073
ADDITIONAL TIER                   77,090        81,209        85,534       514,807
ADVERTISING                            0             0             0             0
FCC USER FEE PASS THROUGH          1,235         1,301         1,371         8,242
MISCELLANEOUS                     43,646        45,804        48,028       292,493
                              ----------    ----------    ----------    ----------
TOTAL                         $  916,557    $  961,877    $1,008,582    $6,142,345
REVENUE GROWTH                      4.63%         4.71%         4.63%
REVENUE PER SUB./MONTH        $    36.95    $    38.28    $    39.63

EXPENSES
TECHNICAL & OPERATIONS           153,211       159,711       166,450    $1,032,031
GENERAL & ADMINISTRATIVE          98,968       102,911       106,993       667,915
SALES & MARKETING                 19,668        20,521        21,408       132,264
PROGRAMMING                      159,427       165,020       170,811     1,080,118
                              ----------    ----------    ----------    ----------
TOTAL EXPENSE                 $  431,273    $  448,163    $  465,663    $2,912,329

OPERATING INCOME              $  485,284    $  513,714    $  542,920    $3,230,016

OPERATING MARGIN                    52.9%         53.4%         53.8%
OPERATING INCOME GROWTH             5.41%         5.53%         5.38%
OPERATING INCOME/SUB./MONTH   $    19.57    $    20.45    $    21.34


                                                                 ARTHUR ANDERSEN LLP

EXHIBIT C-3

--------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CENTREVILLE, MARYLAND
AS OF DECEMBER 31, 1996
--------------------------------------------

--------------------------------------------
REVENUE, EXPENSE, OPERATING INCOME
--------------------------------------------

YEAR ENDING DECEMBER 31,             1997           1998           1999           2000
                               -----------    -----------    -----------    -----------
REVENUE
BASIC                         $ 3,096,364    $ 3,307,238    $ 3,531,431    $ 3,823,145
EXPANDED BASIC                    509,840        544,562        581,477        629,510
PAY                               768,518        782,797        803,713        828,670
CONVERTERS                         44,700         47,744         50,980         54,666
REMOTES                             5,633          6,017          6,425          6,889
INSTALLATIONS                      17,845         13,117         19,050         20,104
RECONNECT                          53,966         57,642         59,182         63,460
ADDITIONAL TIER                   771,011        811,809        854,638        908,244
ADVERTISING                       140,000        154,000        169,400        186,340
FRANCHISE PASS THROUGH            117,662        125,675        134,194        145,279
MISCELLANEOUS                     298,379        315,932        335,367        359,981
                              -----------    -----------    -----------    -----------
TOTAL                         $ 5,823,918    $ 6,166,532    $ 6,545,857    $ 7,026,289
REVENUE GROWTH                          0           5.56%          5.79%          6.84%
REVENUE PER SUB./MONTH        $     38.75    $     39.95    $     41.31    $     43.00

EXPENSES
TECHNICAL & OPERATIONS          1,197,944      1,252,330      1,310,016      1,374,835
GENERAL & ADMINISTRATIVE          410,748        432,759        456,072        482,920
SALES & MARKETING                 177,010        186,807        196,759        212,479
PROGRAMMING                     1,231,498      1,287,019      1,348,501      1,447,919
                              -----------    -----------    -----------    -----------
TOTAL EXPENSE                 $ 3,017,200    $ 3,158,916    $ 3,311,348    $ 3,518,153

OPERATING INCOME              $ 2,806,718    $ 3,007,617    $ 3,234,510    $ 3,508,136

OPERATING MARGIN                     48.2%          48.8%          49.4%          49.9%
OPERATING INCOME GROWTH                 0           6.68%          7.01%          7.80%
OPERATING INCOME/SUB./MONTH   $     18.68    $     19.49    $     20.41    $     21.47



YEAR ENDING DECEMBER 31,             2001           2002           2003          TOTAL
                               -----------    -----------    -----------    -----------
REVENUE
BASIC                         $ 4,272,908    $ 4,635,832    $ 4,940,744    $27,607,661
EXPANDED BASIC                    703,567        763,325        813,531      4,545,814
PAY                               865,567        902,966        925,343      5,877,573
CONVERTERS                         59,384         64,428         68,666        390,568
REMOTES                             7,484          8,119          8,653         49,220
INSTALLATIONS                      38,909         21,744         15,478        146,247
RECONNECT                          66,286         71,916         73,698        446,150
ADDITIONAL TIER                   992,648      1,044,568      1,099,053      6,481,971
ADVERTISING                       204,974        225,471        242,382      1,322,567
FRANCHISE PASS THROUGH            162,371        176,162        187,748      1,049,091
MISCELLANEOUS                     398,201        427,385        452,266      2,587,510
                              -----------    -----------    -----------    -----------
TOTAL                         $ 7,772,298    $ 8,341,915    $ 8,827,562    $50,504,372
REVENUE GROWTH                       9.60%          6.83%          5.50%
REVENUE PER SUB./MONTH        $     45.54    $     46.86    $     48.38

EXPENSES
TECHNICAL & OPERATIONS          1,456,425      1,532,216      1,601,974    $ 9,725,741
GENERAL & ADMINISTRATIVE          518,524        553,812        582,879      3,437,714
SALES & MARKETING                 244,390        250,737        262,115      1,530,297
PROGRAMMING                     1,618,577      1,725,068      1,806,404     10,464,988
                              -----------    -----------    -----------    -----------
TOTAL EXPENSE                 $ 3,837,916    $ 4,061,834    $ 4,253,372    $25,158,739

OPERATING INCOME              $ 3,934,382    $ 4,280,081    $ 4,574,189    $25,345,633

OPERATING MARGIN                     50.6%          51.3%          51.8%
OPERATING INCOME GROWTH             10.83%          8.08%          6.43%
OPERATING INCOME/SUB./MONTH   $     23.05    $     24.04    $     25.07

                                                                    ARTHUR ANDERSEN LLP

EXHIBIT C-4

--------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
REDMOND, OREGON
AS OF DECEMBER 31, 1996
--------------------------------------------

--------------------------------------------
REVENUE, EXPENSE, OPERATING INCOME
--------------------------------------------

YEAR ENDING DECEMBER 31,             1997           1998           1999           2000
REVENUE
BASIC                         $ 1,036,152    $ 1,171,036    $ 1,212,402    $ 1,275,595
EXPANDED BASIC                     76,710         85,425         87,598         91,870
PAY                                61,857         65,036         63,961         64,707
CONVERTERS                         35,758         40,413         41,841         44,021
REMOTES                             2,546          2,877          2,979          3,134
INSTALLATIONS                       8,297          1,976          1,967          2,069
RECONNECT                           8,038          9,085          9,044          9,515
ADDITIONAL TIER                   301,290        324,739        348,002        372,607
ADVERTISING                        70,000         73,500         77,175         81,034
FCC USER FEE PASS THROUGH           2,072          2,342          2,425          2,551
MISCELLANEOUS                      80,136         88,821         92,370         97,355
                              -----------    -----------    -----------    -----------
TOTAL                         $ 1,682,856    $ 1,865,250    $ 1,939,763    $ 2,044,458
REVENUE GROWTH                          0           9.78%          3.84%          5.12%
REVENUE PER SUB./MONTH        $     36.10    $     36.82    $     38.46    $     40.07

EXPENSES
TECHNICAL & OPERATIONS            296,082        321,208        336,230        354,236
GENERAL & ADMINISTRATIVE          224,348        245,971        252,943        263,286
SALES & MARKETING                 125,315        135,900        140,977        147,454
PROGRAMMING                       212,954        235,609        239,801        248,602
                              -----------    -----------    -----------    -----------
TOTAL EXPENSE                 $   858,699    $   938,687    $   969,951    $ 1,013,578

OPERATING INCOME              $   824,157    $   926,563    $   969,812    $ 1,030,880

OPERATING MARGIN                     49.0%          49.7%          50.0%          50.4%
OPERTAING INCOME GROWTH                 0          11.05%          4.46%          5.92%
OPERATING INCOME/SUB./MONTH   $     17.68    $     18.29    $     19.23    $     20.21



YEAR ENDING DECEMBER 31,             2001           2002           2003        TOTAL
                              -----------    -----------    -----------
REVENUE
BASIC                         $ 1,357,055    $ 1,451,236    $ 1,550,780    $ 9,054,256
EXPANDED BASIC                     97,737        104,520        111,689        655,547
PAY                                66,191         68,062         69,934        459,748
CONVERTERS                         46,833         50,083         53,518        312,467
REMOTES                             3,334          3,565          3,810         22,245
INSTALLATIONS                       4,488          4,668          4,668         28,132
RECONNECT                           9,733         10,409         10,695         66,520
ADDITIONAL TIER                   398,623        426,125        455,188      2,626,575
ADVERTISING                        85,085         89,340         93,807        569,941
FCC USER FEE PASS THROUGH           2,714          2,902          3,102         18,109
MISCELLANEOUS                     103,590        110,545        117,859        690,677
                              -----------    -----------    -----------    -----------
TOTAL                         $ 2,175,384    $ 2,321,455    $ 2,475,049    $14,504,216
REVENUE GROWTH                       6.02%          6.29%          6.21%
REVENUE PER SUB./MONTH        $     41.68    $     43.26    $     44.89

EXPENSES
TECHNICAL & OPERATIONS            374,801        397,166        420,556    $ 2,500,279
GENERAL & ADMINISTRATIVE          276,384        291,258        306,789      1,860,979
SALES & MARKETING                 155,097        163,568        172,438      1,040,749
PROGRAMMING                       260,634        274,704        289,350      1,761,653
                              -----------    -----------    -----------    -----------
TOTAL EXPENSE                 $ 1,066,915    $ 1,126,696    $ 1,189,133    $ 7,163,660

OPERATING INCOME              $ 1,108,469    $ 1,194,759    $ 1,285,916    $ 7,340,556

OPERATING MARGIN                     51.0%          51.5%          52.0%
OPERTAING INCOME GROWTH              7.00%          7.22%          7.09%
OPERATING INCOME/SUB./MONTH   $     21.24    $     22.26    $     23.32

                                                                   ARTHUR ANDERSEN LLP

EXHIBIT C-5

--------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
SOMERSET, KY
AS OF DECEMBER 31, 1996
--------------------------------------------

--------------------------------------------
REVENUE, EXPENSE, OPERATING INCOME
--------------------------------------------

YEAR ENDING DECEMBER 31,             1997           1998           1999           2000
                              -----------    -----------    -----------    -----------
REVENUE
BASIC                         $ 4,465,358    $ 4,683,579    $ 4,931,450    $ 5,194,851
EXPANDED BASIC                    534,919        560,486        590,149        621,671
PAY                               406,842        407,262        412,323        420,796
CONVERTERS                         97,518        102,283        107,697        134,974
REMOTES                            18,570         19,478         20,509         26,144
INSTALLATIONS                       3,958         11,322         11,364         12,972
RECONNECT                         100,394        105,300        106,609        112,303
ADDITIONAL TIER                 1,199,773      1,260,462      1,324,086      1,390,783
ADVERTISING                       385,000        442,750        487,025        535,728
PAY PER VIEW                       12,000         13,200         19,800         29,700
MISCELLANEOUS                     270,912        285,230        300,413        317,997
                              -----------    -----------    -----------    -----------
TOTAL                         $ 7,495,245    $ 7,891,352    $ 8,311,425    $ 8,797,917
REVENUE GROWTH                          0           5.02%          5.05%          5.53%
REVENUE PER SUB./MONTH        $     32.30    $     33.72    $     35.07    $     36.65

EXPENSES
TECHNICAL & OPERATIONS          1,672,516      1,743,696      1,819,082      1,899,684
GENERAL & ADMINISTRATIVE          637,808        663,156        691,353        721,641
SALES & MARKETING                 264,171        291,758        314,502        339,302
PROGRAMMING                     1,201,237      1,239,936      1,289,726      1,345,591
                              -----------    -----------    -----------    -----------
TOTAL EXPENSE                 $ 3,775,732    $ 3,938,547    $ 4,114,663    $ 4,306,218

OPERATING INCOME              $ 3,719,513    $ 3,952,805    $ 4,196,762    $ 4,491,700

OPERATING MARGIN                     49.6%          50.1%          50.5%          51.1%
OPERATING INCOME GROWTH                 0           5.90%          5.81%          6.57%
OPERATING INCOME/SUB./MONTH   $     16.03    $     16.89    $     17.71    $     18.71


YEAR ENDING DECEMBER 31,             2001           2002           2003        TOTAL
                              -----------    -----------    -----------
REVENUE
BASIC                         $ 5,639,136    $ 5,945,670    $ 6,250,651    $37,110,694
EXPANDED BASIC                    674,838        711,522        748,019      4,441,604
PAY                               433,265        443,527        449,424      2,973,439
CONVERTERS                        176,186        209,529        245,269      1,073,456
REMOTES                            34,708         41,607         49,012        210,026
INSTALLATIONS                      15,277         12,474         10,144         77,512
RECONNECT                         113,933        120,126        121,430        780,096
ADDITIONAL TIER                 1,502,833      1,578,230      1,657,253      9,913,421
ADVERTISING                       575,907        604,702        634,938      3,666,050
PAY PER VIEW                      103,950        166,320        216,216        561,186
MISCELLANEOUS                     347,626        368,764        389,338      2,280,281
                              -----------    -----------    -----------    -----------
TOTAL                         $ 9,617,660    $10,202,471    $10,771,694    $63,087,764
REVENUE GROWTH                       8.52%          5.73%          5.28%
REVENUE PER SUB./MONTH        $     39.50    $     41.33    $     43.16

EXPENSES
TECHNICAL & OPERATIONS          1,995,945      2,084,512      2,174,136    $13,389,572
GENERAL & ADMINISTRATIVE          758,533        792,716        826,171      5,091,378
SALES & MARKETING                 361,073        378,387        396,130      2,345,324
PROGRAMMING                     1,499,642      1,593,786      1,677,059      9,846,978
                              -----------    -----------    -----------    -----------
TOTAL EXPENSE                 $ 4,615,192    $ 4,849,402    $ 5,073,497    $30,673,252

OPERATING INCOME              $ 5,002,468    $ 5,353,069    $ 5,698,197    $32,414,512

OPERATING MARGIN                     52.0%          52.5%          52.9%
OPERATING INCOME GROWTH             10.21%          6.55%          6.06%
OPERATING INCOME/SUB./MONTH   $     20.54    $     21.68    $     22.83



                                                                   ARTHUR ANDERSEN LLP


EXHIBIT D-1

------------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
BURKE COUNTY, NC
AS OF DECEMBER 31, 1996
------------------------------------------------------

------------------------------------------------------
CAPITAL EXPENDITURES
------------------------------------------------------
YEAR ENDING DECEMBER 31,               1997         1998         1999          2000       2001       2002        2003
                                 ----------   ----------   ----------    ----------   --------   --------    --------
CAPITAL ASSUMPTIONS
NEW PLANT MILES                         8.0          8.0          8.0           8.0        8.0        8.0         8.0
PLANT-AERIAL                        $16,000      $16,480      $16,974       $17,484    $18,008    $18,548     $19,105
PLANT-U/G                           $28,000      $28,840      $29,705       $30,596    $31,514    $32,460     $33,433
AERIAL PERCENTAGE                        20%          20%          20%           20%        20%        20%         20%
UNDERGROUND PERCENTAGE                   80%          80%          80%           80%        80%        80%         80%
AVERAGE COST PER CONVERTER             $110         $113         $117          $120       $124       $128        $131
CONVERTER USE PERCENTAGE                 89%          89%          89%           89%        89%        89%         89%
CONVERTER REPLACEMENT PERCENTAGE          3%           4%           5%            5%         6%         6%          6%
INSTALLATION COST/SUBSCRIBER            $80          $82          $85           $87        $90        $93         $96
MISCELLANEOUS EXPENSE/SUBSCRIBER        $40          $20          $21           $21        $22        $23         $23
INFLATION                                 0%           3%           3%            3%         3%         3%          3%

ANNUAL EXPENSE PROJECTION                                                                                                    TOTAL
NEW PLANT - AERIAL                  $25,600      $26,368      $27,159       $27,974    $28,813    $29,677     $30,568     $196,159
NEW PLANT - UNDERGROUND             179,200      184,576      190,113       195,817    201,691    207,742     213,974    1,373,113
PLANT REBUILD AND UPGRADE           450,000    2,400,000    3,000,000     4,200,000          0          0           0   10,050,000
NEW CONVERTER EXPENSE                     0            0            0        65,580     50,532     34,103      16,212      166,428
CONVERTER REPLACEMENT EXPENSE        50,642       68,832       88,495        91,006    116,537    123,155     128,958      667,624
INSTALLATION EXPENSE                  8,369        8,570        8,814        32,683     25,184     16,996       8,080      108,696
MISCELLANEOUS CAPITAL EXPENSE       418,474      208,006      213,925       224,136    238,001    250,352     260,968    1,813,862
                                 ----------   ----------   ----------    ----------   --------   --------    --------  -----------
TOTAL                            $1,132,286   $2,896,352   $3,528,506    $4,837,196   $660,758   $662,026    $658,759  $14,375,882


PERCENT OF REVENUE                     21.5%        53.2%        62.3%         80.6%      10.2%       9.7%        9.2%

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT D-2

-----------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CALIFORNIA CITY, CALIFORNIA
AS OF DECEMBER 31, 1996
-----------------------------------------------

-----------------------------------------------
CAPITAL EXPENDITURES
-----------------------------------------------

YEAR ENDING DECEMBER 31,                  1997        1998        1999        2000        2001        2002        2003
                                      --------    --------    --------    --------    --------    --------    --------
CAPITAL ASSUMPTIONS
NEW PLANT MILES                            2.0         1.0         1.0         1.0         1.0         1.0         1.0
PLANT-AERIAL                          $ 16,000    $ 16,480    $ 16,974    $ 17,484    $ 18,008    $ 18,548    $ 19,105
PLANT-U/G                             $ 28,100    $ 28,943    $ 29,811    $ 30,706    $ 31,627    $ 32,576    $ 33,553
AERIAL PERCENTAGE                           50%         50%         50%         50%         50%         50%         50%
UNDERGROUND PERCENTAGE                      50%         50%         50%         50%         50%         50%         50%
AVERAGE COST PER CONVERTER            $     85    $     88    $     90    $     93    $     96    $     99    $    101
CONVERTER USE PERCENTAGE                    26%         26%         26%         26%         26%         26%         26%
CONVERTER REPLACEMENT PERCENTAGE            10%         10%         10%         10%         10%          8%          6%
INSTALLATION COST/SUBSCRIBER          $     70    $     72    $     74    $     76    $     79    $     81    $     84
MISCELLANEOUS EXPENSE/SUBSCRIBER      $     50    $     45    $     46    $     48    $     49    $     51    $     52
INFLATION                                    0%          3%          3%          3%          3%          3%          3%

ANNUAL EXPENSE PROJECTION                                                                                                    TOTAL
NEW PLANT - AERIAL                    $ 16,000    $  8,240    $  8,487    $  8,742    $  9,004    $  9,274    $  9,552    $ 69,300
NEW PLANT - UNDERGROUND                 28,100      14,472      14,906      15,353      15,813      16,288      16,776     121,708
PLANT REBUILD AND UPGRADE                    0           0           0           0           0           0           0           0
NEW CONVERTER EXPENSE                    2,094       1,139       1,173       1,208       1,245       1,282       1,321       9,462
CONVERTER REPLACEMENT EXPENSE            7,914       8,367       8,735       9,118       9,516       7,944       6,216      57,808
INSTALLATION EXPENSE                     3,560       1,937       1,995       2,055       2,116       2,180       2,245      16,087
MISCELLANEOUS CAPITAL EXPENSE           97,372      89,383      93,310      97,391     101,634     106,043     110,626     695,758
                                      --------    --------    --------    --------    --------    --------    --------    --------
TOTAL                                 $155,040    $123,537    $128,605    $133,867    $139,328    $143,010    $146,736    $970,122


PERCENT OF REVENUE                        20.6%       15.6%       15.4%       15.3%       15.2%       14.9%       14.5%

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT D-3

-----------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CENTREVILLE, MARYLAND
AS OF DECEMBER 31, 1996
-----------------------------------------------

-----------------------------------------------
CAPITAL EXPENDITURES
-----------------------------------------------

YEAR ENDING DECEMBER 31,             1997         1998         1999         2000         2001       2002       2003
                                  ----------   ----------   ----------   ----------   ---------   --------   --------
CAPITAL ASSUMPTIONS
NEW PLANT MILES                          5.0          5.0          5.0          5.0         5.0        5.0        5.0
PLANT-AERIAL                      $   16,000   $   16,480   $   16,974   $   17,484   $  18,008   $ 18,548   $ 19,105
PLANT-U/G                         $   28,100   $   28,943   $   29,811   $   30,706   $  31,627   $ 32,576   $ 33,553
AERIAL PERCENTAGE                          0%           0%           0%           0%          0%         0%         0%
UNDERGROUND PERCENTAGE                   100%         100%         100%         100%        100%       100%       100%
AVERAGE COST PER CONVERTER        $       60   $       62   $       64   $       65   $      67   $     69   $     72
CONVERTER USE PERCENTAGE                   9%           9%           9%           9%          9%         9%         9%
CONVERTER REPLACEMENT PERCENTAGE          10%          10%          10%          10%         10%        10%        10%
INSTALLATION COST/SUBSCRIBER      $       85   $       88   $       90   $       93   $      96   $     99   $    101
MISCELLANEOUS EXPENSE/SUBSCRIBER  $       25   $       15   $       15   $       16   $      16   $     17   $     17
INFLATION                                  0%           3%           3%           3%          3%         3%         3%

ANNUAL EXPENSE PROJECTION                                                                                                     TOTAL
NEW PLANT - AERIAL                $        0   $        0   $        0   $        0   $       0   $      0   $      0  $          0
NEW PLANT - UNDERGROUND              140,500      144,715      149,056      153,528     158,134    162,878    167,764     1,076,576
PLANT REBUILD AND UPGRADE          1,375,000    2,500,000    4,500,000    3,000,000           0          0          0    11,375,000
NEW CONVERTER EXPENSE                  3,542        2,578        3,857        4,031       8,036      4,448      3,261        29,753
CONVERTER REPLACEMENT EXPENSE         11,008       11,703       12,320       13,087      13,895     15,139     16,051        93,203
INSTALLATION EXPENSE                  33,707       24,538       36,707       38,365      76,478     42,328     31,034       283,157
MISCELLANEOUS CAPITAL EXPENSE        313,082      192,925      204,023      216,669     233,106    250,473    264,380     1,674,658
                                  ----------   ----------   ----------   ----------   ---------   --------   --------   -----------
TOTAL                             $1,876,839   $2,876,460   $4,905,963   $3,425,680   $ 489,649   $475,265   $482,491   $14,532,347

PERCENT OF REVENUE                      32.2%        46.6%        74.9%        48.8%        6.3%       5.7%       5.5%

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT D-4

-----------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
REDMOND, OREGON
AS OF DECEMBER 31, 1996
-----------------------------------------------

-----------------------------------------------
CAPITAL EXPENDITURES
-----------------------------------------------

YEAR ENDING DECEMBER 31,             1997       1998        1999       2000          2001         2002         2003
                                 --------   --------    --------   --------      --------     --------     --------
CAPITAL ASSUMPTIONS
NEW PLANT MILES                      29.0        6.0         6.0        6.0           6.0          6.0          6.0
PLANT-AERIAL                      $16,000    $16,480     $16,974    $17,484       $18,008      $18,548      $19,105
PLANT-U/G                         $28,100    $28,943     $29,811    $30,706       $31,627      $32,576      $33,553
AERIAL PERCENTAGE                      20%        20%         20%        20%           20%          20%          20%
UNDERGROUND PERCENTAGE                 80%        80%         80%        80%           80%          80%          80%
AVERAGE COST PER CONVERTER           $110       $113        $117       $120          $124         $128         $131
CONVERTER USE PERCENTAGE               16%        16%         16%        16%           16%          16%          16%
CONVERTER REPLACEMENT PERCENTAGE       15%        10%         10%        10%           10%          10%          10%
INSTALLATION COST/SUBSCRIBER          $60        $62         $64        $66           $68          $70          $72
MISCELLANEOUS EXPENSE/SUBSCRIBER      $40        $20         $21        $21           $22          $23          $23
INFLATION                               0%         3%          3%         3%            3%           3%           3%

ANNUAL EXPENSE PROJECTION                                                                                                  TOTAL
NEW PLANT - AERIAL                $92,800    $19,776     $20,369    $20,980       $21,610      $22,258      $22,926     $220,719
NEW PLANT - UNDERGROUND           651,920    138,926     143,094    147,387       151,809      156,363      161,054    1,550,553
PLANT REBUILD AND UPGRADE               0          0           0          0             0            0            0            0
NEW CONVERTER EXPENSE              24,226          0         900      2,590         4,546        4,682        4,823       41,766
CONVERTER REPLACEMENT EXPENSE      17,325     14,392      14,601     15,132        15,853       16,796       17,783      111,882
INSTALLATION EXPENSE               44,249      2,609       1,644      4,730         8,303        8,552        8,808       78,895
MISCELLANEOUS CAPITAL EXPENSE     155,390     84,432      86,574     90,210        95,048      100,667      106,538      718,859
                                 --------   --------    --------   --------      --------     --------     --------   ----------
TOTAL                            $985,910   $260,135    $267,183   $281,029      $297,168     $309,319     $321,931   $2,722,674


PERCENT OF REVENUE                   58.6%      13.9%       13.8%      13.7%         13.7%        13.3%        13.0%

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT D-5

-----------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
SOMERSET, KY
AS OF DECEMBER 31, 1996
-----------------------------------------------

-----------------------------------------------
CAPITAL EXPENDITURES
-----------------------------------------------

YEAR ENDING DECEMBER 31,              1997         1998         1999         2000      2001       2002       2003
                                  --------   ----------   ----------   ----------  --------   --------   --------
CAPITAL ASSUMPTIONS
NEW PLANT MILES                        1.9          8.5          8.5          8.5       8.5        8.5        8.5
PLANT-AERIAL                       $18,500      $19,055      $19,627      $20,215   $20,822    $21,447    $22,090
PLANT-U/G                          $21,500      $22,145      $22,809      $23,494   $24,198    $24,924    $25,672
AERIAL PERCENTAGE                       25%          25%          25%          25%       25%        25%        25%
UNDERGROUND PERCENTAGE                  75%          75%          75%          75%       75%        75%        75%
AVERAGE COST PER CONVERTER             $65          $67          $69          $90       $92        $95        $98
CONVERTER USE PERCENTAGE                21%          21%          21%          31%       36%        41%        46%
CONVERTER REPLACEMENT PERCENTAGE         8%           8%           8%           8%        8%         8%         8%
INSTALLATION COST/SUBSCRIBER           $60          $62          $64          $66       $68        $70        $72
MISCELLANEOUS EXPENSE/SUBSCRIBER       $15          $10          $10          $11       $11        $11        $12
INFLATION                                0%           3%           3%           3%        3%         3%         3%

ANNUAL EXPENSE PROJECTION                                                                                                 TOTAL
NEW PLANT - AERIAL                  $8,748      $40,546      $41,763      $43,016   $44,306    $45,635    $47,004      $271,019
NEW PLANT - UNDERGROUND             30,499      141,364      145,605      149,974   154,473    159,107    163,880       944,903
PLANT REBUILD AND UPGRADE          500,000    1,000,000    2,000,000    6,500,000         0          0          0    10,000,000
NEW CONVERTER EXPENSE                1,517        4,297        4,442      186,843   104,996    108,146    111,481       521,722
CONVERTER REPLACEMENT EXPENSE       26,619       27,542       28,723       37,801    54,331     64,613     75,463       315,092
INSTALLATION EXPENSE                 5,277       14,951       15,457       17,474    21,197     17,141     14,358       105,854
MISCELLANEOUS CAPITAL EXPENSE      290,100      195,049      203,397      212,201   221,738    231,543    241,080     1,595,108
                                  --------   ----------   ----------   ----------  --------   --------   --------   -----------
TOTAL                             $862,760   $1,423,751   $2,439,387   $7,147,308  $601,041   $626,185   $653,266   $13,753,698


PERCENT OF REVENUE                    11.5%        18.0%        29.3%        81.2%      6.2%       6.1%       6.1%

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT E-1

----------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
BURKE COUNTY, NC
AS OF DECEMBER 31, 1996
----------------------------------------------

----------------------------------------------
DISCOUNTED CASH FLOW VALUATION
----------------------------------------------


YEAR ENDING DECEMBER 31,           1997         1998         1999         2000        2001         2002         2003         TOTAL
                              ---------    ---------    ---------    ---------   ---------    ---------    ---------    ----------
REVENUE                      $5,266,958   $5,447,493   $5,659,602   $6,002,891  $6,494,157   $6,853,484   $7,167,554   $42,892,138
EXPENSES                      2,426,995    2,495,417    2,577,311    2,704,371   2,900,859    3,039,158    3,160,602    19,304,713
                              ---------    ---------    ---------    ---------   ---------    ---------    ---------    ----------
OPERATING INCOME             $2,839,963   $2,952,076   $3,082,291   $3,298,520  $3,593,298   $3,814,326   $4,006,951   $23,587,425
  LESS:
      CAPITAL EXPENDITURES    1,132,286    2,896,352    3,528,506    4,837,196     660,758      662,026      658,759    14,375,882
  PLUS:
      RESIDUAL VALUE                  0            0            0            0           0            0   30,052,136    30,052,136
FREE CASH FLOW                1,707,677       55,724     (446,215)  (1,538,676)  2,932,541    3,152,300   33,400,328    39,263,679

DISCOUNT RATE                     15.03%

DISCOUNTED CASH FLOW VALUE  $15,706,719

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT E-2

--------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CALIFORNIA CITY, CALIFORNIA
AS OF DECEMBER 31, 1996
--------------------------------------------------

--------------------------------------------------
DISCOUNTED CASH FLOW VALUATION
--------------------------------------------------


YEAR ENDING DECEMBER 31,             1997         1998         1999         2000         2001         2002         2003        TOTAL
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
REVENUE                        $  754,179   $  794,221   $  832,846   $  874,082   $  916,557   $  961,877   $1,008,582   $6,142,345
EXPENSES                          368,549      384,288      399,359      415,034      431,273      448,163      465,663    2,912,329
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
OPERATING INCOME               $  385,630   $  409,933   $  433,487   $  459,048   $  485,284   $  513,714   $  542,920   $3,230,016
  LESS:
      CAPITAL EXPENDITURES        155,040      123,537      128,605      133,867      139,328      143,010      146,736      970,122
  PLUS:
      RESIDUAL VALUE                    0            0            0            0            0            0    3,800,438    3,800,438
FREE CASH FLOW                    230,590      286,396      304,882      325,182      345,956      370,703    4,196,622    6,060,332

DISCOUNT RATE                       15.03%

DISCOUNTED CASH FLOW VALUE     $2,709,780

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT E-3

-------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CENTREVILLE, MARYLAND
AS OF DECEMBER 31, 1996
-------------------------------------------------

-------------------------------------------------
DISCOUNTED CASH FLOW VALUATION
-------------------------------------------------


YEAR ENDING DECEMBER 31,           1997         1998         1999         2000         2001         2002         2003         TOTAL
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------

REVENUE                      $5,823,918   $6,166,532   $6,545,857   $7,026,289   $7,772,298   $8,341,915   $8,827,562   $50,504,372
EXPENSES                      3,017,200    3,158,916    3,311,348    3,518,153    3,837,916    4,061,834    4,253,372    25,158,739
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
OPERATING INCOME             $2,806,718   $3,007,617   $3,234,510   $3,508,136   $3,934,382   $4,280,081   $4,574,189   $25,345,633
  LESS:
      CAPITAL EXPENDITURES    1,876,839    2,876,460    4,905,963    3,425,680      489,649      475,265      482,491    14,532,347
  PLUS:
      RESIDUAL VALUE                  0            0            0            0            0            0   36,593,516    36,593,516
FREE CASH FLOW                  929,878      131,157   (1,671,453)      82,455    3,444,733    3,804,816   40,685,214    47,406,801

DISCOUNT RATE                     14.23%

DISCOUNTED CASH FLOW VALUE  $19,359,143

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT E-4

------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
REDMOND, OREGON
AS OF DECEMBER 31, 1996
------------------------------------------------

------------------------------------------------
DISCOUNTED CASH FLOW VALUATION
------------------------------------------------

YEAR ENDING DECEMBER 31,           1997         1998         1999         2000         2001         2002         2003         TOTAL
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------

REVENUE                      $1,682,856   $1,865,250   $1,939,763   $2,044,458   $2,175,384   $2,321,455   $2,475,049   $14,504,216
EXPENSES                        858,699      938,687      969,951    1,013,578    1,066,915    1,126,696    1,189,133     7,163,660
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
OPERATING INCOME               $824,157     $926,563     $969,812   $1,030,880   $1,108,469   $1,194,759   $1,285,916    $7,340,556
  LESS:
      CAPITAL EXPENDITURES      985,910      260,135      267,183      281,029      297,168      309,319      321,931     2,722,674
  PLUS:
      RESIDUAL VALUE                  0            0            0            0            0            0    9,001,414     9,001,414
FREE CASH FLOW                 (161,752)     666,428      702,629      749,851      811,301      885,440    9,965,398    13,619,295

DISCOUNT RATE                     15.03%

DISCOUNTED CASH FLOW VALUE   $5,778,109

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT E-5

------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
SOMERSET, KY
AS OF DECEMBER 31, 1996
------------------------------------------------

------------------------------------------------
DISCOUNTED CASH FLOW VALUATION
------------------------------------------------

YEAR ENDING DECEMBER 31,          1997         1998         1999         2000         2001         2002         2003         TOTAL
                            ----------   ----------   ----------   ----------   ----------   -----------   -----------

REVENUE                     $7,495,245   $7,891,352   $8,311,425   $8,797,917   $9,617,660   $10,202,471   $10,771,694  $63,087,764
EXPENSES                     3,775,732    3,938,547    4,114,663    4,306,218    4,615,192     4,849,402     5,073,497   30,673,252
                            ----------   ----------   ----------   ----------   ----------   -----------   -----------  -----------
OPERATING INCOME            $3,719,513   $3,952,805   $4,196,762   $4,491,700   $5,002,468    $5,353,069    $5,698,197  $32,414,512
  LESS:
      CAPITAL EXPENDITURES     862,760    1,423,751    2,439,387    7,147,308      601,041       626,185       653,266   13,753,698
  PLUS:
      RESIDUAL VALUE                 0            0            0            0            0             0    48,434,673   48,434,673
FREE CASH FLOW               2,856,753    2,529,055    1,757,374   (2,655,608)   4,401,427     4,726,883    53,479,604   67,095,488

DISCOUNT RATE                    14.23%

DISCOUNTED CASH FLOW VALUE $29,525,152

                                                                                                                ARTHUR ANDERSEN LLP

EXHIBIT F-1

-------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
BURKE COUNTY, NC
AS OF DECEMBER 31, 1996
-------------------------------------------

-------------------------------------------
VALUATION MATRIX
-------------------------------------------

VALUATION MATRIX

MULTIPLE OF PAST YEAR'S OPERATING INCOME
     1996 ADJUSTED REVENUE                     $5,077,787
     1996 ADJUSTED EXPENSES                     2,260,515
     1996 ADJUSTED OPERATING INCOME            $2,817,272
  VALUATION MULTIPLE                                  8.5

ESTIMATED FAIR MARKET VALUE -                 $23,946,812
                                              ===========

MULTIPLE OF CURRENT OPERATING INCOME
     REVENUE                                   $5,292,721
     IMPUTED EXPENSES                           2,419,832
                                                ---------
     OPERATING INCOME                           2,872,889
  VALUATION MULTIPLE                                 8.00

ESTIMATED FAIR MARKET VALUE -                 $22,983,111
                                              ===========

MULTIPLE OF PROJECTED OPERATING INCOME
     PROJECTED REVENUE                         $5,266,958
     PROJECTED EXPENSES                         2,426,995
                                              -----------
     PROJECTED OPERATING INCOME                $2,839,963
  VALUATION MULTIPLE                                 7.50

ESTIMATED FAIR MARKET VALUE -                 $21,299,720
                                              ===========

PRE-TAX DISCOUNTED CASH FLOW VALUATION
     DISCOUNT RATE                                   15.0%
  ESTIMATED FAIR MARKET VALUE -               $15,706,719
                                              ===========

                                                  VALUE SUMMARY    WEIGHTING
          PAST YEAR'S METHOD                      $23,946,812            5%
          CURRENT METHOD                          $22,983,111           10%
          PROJECTED METHOD                        $21,299,720           15%
          DISCOUNTED CASH FLOW METHOD             $15,706,719           70%
                                                   ------------         ---

          ESTIMATED FAIR MARKET VALUE             $17,685,000          100%
                                                  ============         ====

          INFORMATIONAL ITEMS
                                                      LOW             HIGH
          VALUE RANGE                             $15,706,719      $23,946,812
          AVERAGE                                 $19,826,766

                                                  PAST YEAR'S    CURRENT YEAR'S   NEXT YEAR'S
          MULTIPLE OF CASH FLOW                      6.28            6.16            6.23
          VALUE PER BEGINNING YEAR 1 SUBSCRIBER    $1,682
          VALUE PER AVERAGE YEAR 1 SUBSCRIBER      $1,690



                                                                         ARTHUR ANDERSEN LLP

EXHIBIT F-2

----------------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CALIFORNIA CITY, CALIFORNIA
AS OF DECEMBER 31, 1996
-------------------------------------------

-------------------------------------------
VALUATION MATRIX
-------------------------------------------

VALUATION MATRIX

MULTIPLE OF PAST YEAR'S OPERATING INCOME
     1996 ADJUSTED REVENUE                       $753,244
     1996 ADJUSTED EXPENSES                       334,515
                                                  -------
     1996 ADJUSTED OPERATING INCOME              $418,729
  VALUATION MULTIPLE                                  8.0

ESTIMATED FAIR MARKET VALUE -                  $3,349,832
                                               ==========

MULTIPLE OF CURRENT OPERATING INCOME
     REVENUE                                     $746,398
     IMPUTED EXPENSES                             317,145
                                                  -------
     OPERATING INCOME                             429,254
  VALUATION MULTIPLE                                 7.50

ESTIMATED FAIR MARKET VALUE -                  $3,219,402
                                               ==========

MULTIPLE OF PROJECTED OPERATING INCOME
     PROJECTED REVENUE                           $754,179
     PROJECTED EXPENSES                           368,549
                                                  -------
     PROJECTED OPERATING INCOME                  $385,630
  VALUATION MULTIPLE                                 7.00

ESTIMATED FAIR MARKET VALUE -                  $2,699,409
                                               ==========

PRE-TAX DISCOUNTED CASH FLOW VALUATION
     DISCOUNT RATE                                   15.0%
  ESTIMATED FAIR MARKET VALUE -                $2,709,780
                                               ==========

                                                     VALUE SUMMARY    WEIGHTING
                PAST YEAR'S METHOD                     $3,349,832            5%
                CURRENT METHOD                         $3,219,402           10%
                PROJECTED METHOD                       $2,699,409           15%
                DISCOUNTED CASH FLOW METHOD            $2,709,780           70%
                                                       -----------          ---

                ESTIMATED FAIR MARKET VALUE            $2,791,000          100%
                                                       ===========         ====

               INFORMATIONAL ITEMS
                                                       LOW               HIGH
               VALUE RANGE                             $2,699,409     $3,349,832
               AVERAGE                                 $3,024,620

                                                       PAST YEAR'S     CURRENT YEAR'S    NEXT YEAR'S
               MULTIPLE OF CASH FLOW                      6.67             6.50             7.24
               VALUE PER BEGINNING YEAR 1 SUBSCRIBER    $1,452
               VALUE PER AVERAGE YEAR 1 SUBSCRIBER      $1,433


                                                                                ARTHUR ANDERSEN LLP

EXHIBIT F-3

----------------------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CENTREVILLE, MARYLAND
AS OF DECEMBER 31, 1996
-------------------------------------------

-------------------------------------------
VALUATION MATRIX
-------------------------------------------

VALUATION MATRIX

MULTIPLE OF PAST YEAR'S OPERATING INCOME
     1996 ADJUSTED REVENUE                     $5,342,637
     1996 ADJUSTED EXPENSES                     2,847,160
                                                ---------
     1996 ADJUSTED OPERATING INCOME            $2,495,477
  VALUATION MULTIPLE                                  9.0

ESTIMATED FAIR MARKET VALUE -                 $22,459,293
                                              ===========

MULTIPLE OF CURRENT OPERATING INCOME
     REVENUE                                   $5,760,275
     IMPUTED EXPENSES                           2,933,132
                                                ---------
     OPERATING INCOME                           2,827,143
  VALUATION MULTIPLE                                 8.50

ESTIMATED FAIR MARKET VALUE -                 $24,030,716
                                              ===========

MULTIPLE OF PROJECTED OPERATING INCOME
     PROJECTED REVENUE                         $5,823,918
     PROJECTED EXPENSES                         3,017,200
                                              -----------
     PROJECTED OPERATING INCOME                $2,806,718
  VALUATION MULTIPLE                                 8.00

ESTIMATED FAIR MARKET VALUE -                 $22,453,742
                                              ===========

PRE-TAX DISCOUNTED CASH FLOW VALUATION
     DISCOUNT RATE                                  14.2%
  ESTIMATED FAIR MARKET VALUE -               $19,359,143
                                              ===========

                                                        VALUE SUMMARY     WEIGHTING
                PAST YEAR'S METHOD                      $22,459,293            5%
                CURRENT METHOD                          $24,030,716           10%
                PROJECTED METHOD                        $22,453,742           15%
                DISCOUNTED CASH FLOW METHOD             $19,359,143           70%
                                                        ------------          ---

                ESTIMATED FAIR MARKET VALUE             $20,445,000          100%
                                                        ============         ====

               INFORMATIONAL ITEMS
                                                            LOW           HIGH
               VALUE RANGE                              $19,359,143   $24,030,716
               AVERAGE                                  $21,694,930

                                                        PAST YEAR'S   CURRENT YEAR'S   NEXT YEAR'S
               MULTIPLE OF CASH FLOW                        8.19          7.23             7.28
               VALUE PER BEGINNING YEAR 1 SUBSCRIBER      $1,659
               VALUE PER AVERAGE YEAR 1 SUBSCRIBER        $1,633


                                                                               ARTHUR ANDERSEN LLP

EXHIBIT F-4

-------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
REDMOND, OREGON
AS OF DECEMBER 31, 1996
-------------------------------------------

-------------------------------------------
VALUATION MATRIX
-------------------------------------------

VALUATION MATRIX

MULTIPLE OF PAST YEAR'S OPERATING INCOME
     1996 ADJUSTED REVENUE                   $1,561,593
     1996 ADJUSTED EXPENSES                     721,472
                                             ----------
     1996 ADJUSTED OPERATING INCOME            $840,121
  VALUATION MULTIPLE                                8.0

ESTIMATED FAIR MARKET VALUE -                $6,720,968
                                             ==========

MULTIPLE OF CURRENT OPERATING INCOME
     REVENUE                                 $1,569,849
     IMPUTED EXPENSES                           722,445
                                             ----------
     OPERATING INCOME                           847,405
  VALUATION MULTIPLE                               7.50

ESTIMATED FAIR MARKET VALUE -                $6,355,535
                                             ==========

MULTIPLE OF PROJECTED OPERATING INCOME
     PROJECTED REVENUE                       $1,682,856
     PROJECTED EXPENSES                         858,699
                                             ----------
     PROJECTED OPERATING INCOME                $824,157
  VALUATION MULTIPLE                               7.00

ESTIMATED FAIR MARKET VALUE -                $5,769,101
                                             ==========

PRE-TAX DISCOUNTED CASH FLOW VALUATION
     DISCOUNT RATE                                 15.0%
  ESTIMATED FAIR MARKET VALUE -              $5,778,109
                                             ==========

                                                     VALUE SUMMARY    WEIGHTING
                PAST YEAR'S METHOD                    $6,720,968             5%
                CURRENT METHOD                        $6,355,535            10%
                PROJECTED METHOD                      $5,769,101            15%
                DISCOUNTED CASH FLOW METHOD           $5,778,109            70%
                                                      ----------            ---

                ESTIMATED FAIR MARKET VALUE           $5,882,000           100%
                                                      ----------           ----

               INFORMATIONAL ITEMS
                                                         LOW            HIGH
               VALUE RANGE                            $5,769,101     $6,720,968
               AVERAGE                                $6,245,034

                                                      PAST YEAR'S    CURRENT YEAR'S   NEXT YEAR'S
               MULTIPLE OF CASH FLOW                     7.00             6.94            7.14
               VALUE PER BEGINNING YEAR 1 SUBSCRIBER   $1,673
               VALUE PER AVERAGE YEAR 1 SUBSCRIBER     $1,514

EXHIBIT F-5

-------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
SOMERSET, KY
AS OF DECEMBER 31, 1996
-------------------------------------------

-------------------------------------------
VALUATION MATRIX
-------------------------------------------

VALUATION MATRIX

MULTIPLE OF PAST YEAR'S OPERATING INCOME
     1996 ADJUSTED REVENUE                    $7,090,865
     1996 ADJUSTED EXPENSES                    3,401,985
                                              ----------
     1996 ADJUSTED OPERATING INCOME           $3,688,880
  VALUATION MULTIPLE                                 9.5

ESTIMATED FAIR MARKET VALUE -                $35,044,360
                                             ===========

MULTIPLE OF CURRENT OPERATING INCOME
     REVENUE                                  $7,486,266
     IMPUTED EXPENSES                          4,025,365
                                               ---------
     OPERATING INCOME                          3,460,901
  VALUATION MULTIPLE                                9.00

ESTIMATED FAIR MARKET VALUE -                $31,148,107
                                             ===========

MULTIPLE OF PROJECTED OPERATING INCOME
     PROJECTED REVENUE                        $7,495,245
     PROJECTED EXPENSES                        3,775,732
                                              ----------
     PROJECTED OPERATING INCOME               $3,719,513
  VALUATION MULTIPLE                                8.50

ESTIMATED FAIR MARKET VALUE -                $31,615,860
                                             ===========

PRE-TAX DISCOUNTED CASH FLOW VALUATION
     DISCOUNT RATE                                  14.2%
  ESTIMATED FAIR MARKET VALUE -              $29,525,152
                                             ===========

                                                    VALUE SUMMARY     WEIGHTING
                PAST YEAR'S METHOD                   $35,044,360             5%
                CURRENT METHOD                       $31,148,107            10%
                PROJECTED METHOD                     $31,615,860            15%
                DISCOUNTED CASH FLOW METHOD          $29,525,152            70%
                                                     ------------           ---

                ESTIMATED FAIR MARKET VALUE          $30,277,000           100%
                                                     ============          ====

               INFORMATIONAL ITEMS
                                                        LOW          HIGH
               VALUE RANGE                           $29,525,152    $35,044,360
               AVERAGE                               $32,284,756

                                                        PAST YEAR'S    CURRENT YEAR'S    NEXT YEAR'S
               MULTIPLE OF CASH FLOW                        8.21             8.75          8.14
               VALUE PER BEGINNING YEAR 1 SUBSCRIBER      $1,569
               VALUE PER AVERAGE YEAR 1 SUBSCRIBER        $1,566



                                                                                ARTHUR ANDERSEN LLP

[LOGO - ARTHUR ANDERSEN LLP]








                   ADDENDUM 1 Channel Line-Ups and Rate Cards

FALCON CABLE TV - BURKE COUNTY, NC                          (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 LOCAL - COMMUNITY ACCESS/PEG
         3 WBTV 3-CBS CHARLOTTE, NC
         4 WYFF-TV 4-NBC GREENVILLE, SC
         5 WUNE-TV 17-PBS LINVILLE, NC
         6 WCNC-TV 36-NBC CHARLOTTE,NC
         7 WSPA-TV 7-CBS SPARTANBURG, SC
         8 QVC
         9 WSOC-TV 9-ABC CHARLOTTE, NC
        10 WCCB 18-FOX CHARLOTTE, NC
        11 WHKY-TV 14-IND HICKORY, NC
        12 MTV
        13 WLOS 13-ABC ASHEVILLE, NC
        14 WJZY 46-IND/UPN BELMONT, NC
        15 C-SPAN
      * 16 REQUEST - PAY PER VIEW
      * 17 HBO
      * 18 CINEMAX
      * 19 THE MOVIE CHANNEL
      * 20 SHOWTIME
      * 21 ENCORE
      + 22 THE DISNEY CHANNEL
        23 NICKELODEON
      = 24 WTBS 17-IND ATLANTA, GA
      + 25 THE NASHVILLE NETWORK
      + 26 THE DISCOVERY CHANNEL
      + 27 THE FAMILY CHANNEL
      + 28 COUNTRY MUSIC TV
      + 29 THE WEATHER CHANNEL
      + 30 TNT
      = 31 THE LEARNING CHANNEL
      = 32 CNN
      = 33 CNN HEADLINE NEWS
        34 NOSTALGIA
      = 35 ESPN
        36 PREVUE GUIDE
        37 CNBC
        38 COMEDY CENTRAL
        38 VH-1
        39 LIFETIME
      = 40 SPORTSOUTH NETWORK
        41 NEW INSPIRATIONAL NETWORK
      = 42 USA NETWORK
        43 WHNS 21-FOX ASHEVILLE, NC
        44 WFVT-TV 55-IND ROCK HILL, SC

RATES___________________________________________________________________________
        BASIC                                                         $17.54
        TIER (=)                                                        6.36
        SATELLITE PACKAGE 1 (+)                                        10.44
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.03
        ADDRESSABLE CONVERTER                                           2.51
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   250.00
        DAMAGED CONVERTER EQUIPMENT                                   105.00
        DISCONNECT HOLD FEE                                             2.00
        UPGRADE                                                         2.00
        NON PAY RECONNECT FEE                                          15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        ENCORE                                                          5.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations can only be received via cable through a converter box, which is available at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - CHURCH HILL, MD                          (Effective: 10/1/96)

CHANNEL LINE-UP ---------------------------------------------------------------

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
        *6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
       *15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKLEODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E!-ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK
RATES___________________________________________________________________________
        BASIC                                                         $20.44
        TIER (=)                                                        3.42
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 5% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - Kent County, ND                          (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL - COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E! - ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK

RATES___________________________________________________________________________
        BASIC                                                         $20.63
        TIER (=)                                                        3.48
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 3% of your basic rate. Any such amounts will be itemized on your bill.

FALCON CABLE TV - CONNELLY SPRINGS, NC                     (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

        2 LOCAL - COMMUNITY ACCESS/PEG
        3 WBTV 3-CBS CHARLOTTE, NC
        4 WYFF-TV 4-NBC GREENVILLE, SC
        5 WUNE-TV 17-PBS LINVILLE, NC
        6 WCNC-TV 36-NBC CHARLOTTE, NC
        7 WSPA-TV 7-CBS SPARTANBURG, SC
        8 QVC
        9 WSOC-TV 9-ABC CHARLOTTE, NC
       10 WCCB 18-FOX CHARLOTTE, NC
       11 WHKY-TV 14-IND HICKORY, NC
       12 MTV
       13 WLOS 13-ABC ASHEVILLE, NC
       14 WJZY 46-IND/UPN BELMONT, NC
       15 C-SPAN
     * 16 REQUEST - PAY PER VIEW
     * 17 HBO
     * 18 CINEMAX
     * 19 THE MOVIE CHANNEL
     * 20 SHOWTIME
     * 21 ENCORE
     + 22 THE DISNEY CHANNEL
       23 NICKELODEON
     = 24 WTBS 17-IND ATLANTA, GA
     + 25 THE NASHVILLE NETWORK
     + 26 THE DISCOVERY CHANNEL
     + 27 THE FAMILY CHANNEL
     + 28 COUNTRY MUSIC TV
     + 29 THE WEATHER CHANNEL
     + 30 TNT
     = 31 THE LEARNING CHANNEL
     = 32 CNN
     = 33 CNN HEADLINE NEWS
       34 NOSTALGIA
     = 35 ESPN
       36 PREVUE GUIDE
       37 CNBC
       38 COMEDY CENTRAL
       38 VH-1
       39 LIFETIME
     = 40 SPORTSOUTH NETWORK
       41 NEW INSPIRATIONAL NETWORK
     = 42 USA NETWORK
       43 WHNS 21-FOX ASHEVILLE, NC
       44 WFVT-TV 55-IND ROCK HILL, SC

RATES___________________________________________________________________________

        BASIC                                                         $17.37
        TIER (=)                                                        6.31
        SATELLITE PACKAGE 1 (+)                                        10.44
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.03
        ADDRESSABLE CONVERTER                                           2.51
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   250.00
        DAMAGED CONVERTER EQUIPMENT                                   105.00
        DISCONNECT HOLD FEE                                             2.00
        UPGRADE                                                         2.00
        NON PAY RECONNECT FEE                                          15.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        ENCORE                                                          5.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations can only be received via cable through a converter box, which is available at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - DREXEL, NC                               (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 LOCAL - COMMUNITY ACCESS/PEG
         3 WBTV 3-CBS CHARLOTTE, NC
         4 WYFF-TV 4-NBC GREENVILLE, SC
         5 WUNE-TV 17-PBS LINVILLE, NC
         6 WCNC-TV 36-NBC CHARLOTTE, NC
         7 WSPA-TV 7-CBS SPARTANBURG, SC
         8 QVC
         9 WSOC-TV 9-ABC CHARLOTTE, NC
        10 WCCB 18-FOX CHARLOTTE, NC
        11 WHKY-TV 14-IND HICKORY, NC
        12 MTV
        13 WLOS 13-ABC ASHEVILLE, NC
        14 WJZY 46-IND/UPN BELMONT, NC
        15 C-SPAN
      * 16 REQUEST - PAY PER VIEW
      * 17 HBO
      * 18 CINEMAX
      * 19 THE MOVIE CHANNEL
      * 20 SHOWTIME
      * 21 ENCORE
      + 22 THE DISNEY CHANNEL
        23 NICKELODEON
      = 24 WTBS 17-IND ATLANTA, GA
      + 25 THE NASHVILLE NETWORK
      + 26 THE DISCOVERY CHANNEL
      + 27 THE FAMILY CHANNEL
      + 28 COUNTRY MUSIC TV
      + 29 THE WEATHER CHANNEL
      + 30 TNT
      = 31 THE LEARNING CHANNEL
      = 32 CNN
      = 33 CNN HEADLINE NEWS
        34 NOSTALGIA
      = 35 ESPN
        36 PREVUE GUIDE
        37 CNBC
        38 COMEDY CENTRAL
        38 VH-1
        39 LIFETIME
      = 40 SPORTSOUTH NETWORK
        41 NEW INSPIRATIONAL NETWORK
      = 42 USA NETWORK
        43 WHNS 21-FOX ASHEVILLE, NC
        44 WFVT-TV 55-IND ROCK HILL, SC

RATES___________________________________________________________________________
        BASIC                                                         $17.26
        TIER (=)                                                        6.50
        SATELLITE PACKAGE 1 (+)                                        10.45
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.03
        ADDRESSABLE CONVERTER                                           2.51
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   250.00
        DAMAGED CONVERTER EQUIPMENT                                   105.00
        DISCONNECT HOLD FEE                                             2.00
        UPGRADE                                                         2.00
        NON PAY RECONNECT FEE                                          15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        ENCORE                                                          5.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations can only be received via cable through a converter box, which is available at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - GLEN ALPINE, NC                          (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 LOCAL - COMMUNITY ACCESS/PEG
         3 WBTV 3-CBS CHARLOTTE, NC
         4 WYFF-TV 4-NBC GREENVILLE, SC
         5 WUNE-TV 17-PBS LINVILLE, NC
         6 WCNC-TV 36-NBC CHARLOTTE,NC
         7 WSPA-TV 7-CBS SPARTANBURG, SC
         8 QVC
         9 WSOC-TV 9-ABC CHARLOTTE, NC
        10 WCCB 18-FOX CHARLOTTE, NC
        11 WHKY-TV 14-IND HICKORY, NC
        12 MTV
        13 WLOS 13-ABC ASHEVILLE, NC
        14 WJZY 46-IND/UPN BELMONT, NC
        15 C-SPAN
      * 16 REQUEST - PAY PER VIEW
      * 17 HBO
      * 18 CINEMAX
      * 19 THE MOVIE CHANNEL
      * 20 SHOWTIME
      * 21 ENCORE
      + 22 THE DISNEY CHANNEL
        23 NICKELODEON
      = 24 WTBS 17-IN ATLANTA, GA
      + 25 THE NASHVILLE NETWORK
      + 26 THE DISCOVERY CHANNEL
      + 27 THE FAMILY CHANNEL
      + 28 COUNTRY MUSIC TV
      + 29 THE WEATHER CHANNEL
      + 30 TNT
      = 31 THE LEARNING CHANNEL
      = 32 CNN
      = 33 CNN HEADLINE NEWS
        34 NOSTALGIA
      = 35 ESPN
        36 PREVUE GUIDE
        37 CNBC
        38 COMEDY CENTRAL
        38 VH-1
        39 LIFETIME
      = 40 SPORTSOUTH NETWORK
        41 NEW INSPIRATIONAL NETWORK
      = 42 USA NETWORK
        43 WHNS 21-FOX ASHEVILLE, NC
        44 WFVT-TV 55-IND ROCK HILL, SC

RATES___________________________________________________________________________
        BASIC                                                         $17.18
        TIER (=)                                                        6.36
        SATELLITE PACKAGE 1 (+)                                        10.44
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.03
        ADDRESSABLE CONVERTER                                           2.51
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   250.00
        DAMAGED CONVERTER EQUIPMENT                                   105.00
        DISCONNECT HOLD FEE                                             2.00
        UPGRADE                                                         2.00
        NON PAY RECONNECT FEE                                          15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        ENCORE                                                          5.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations can only be received via cable through a converter box, which is available at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - RUTHERFORD COLLEGE, NC                   (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 LOCAL - COMMUNITY ACCESS/PEG
         3 WBTV 3-CBS CHARLOTTE, NC
         4 WYFF-TV 4-NBC GREENVILLE, SC
         5 WUNE-TV 17-PBS LINVILLE, NC
         6 WCNC-TV 36-NBC CHARLOTTE,NC
         7 WSPA-TV 7-CBS SPARTANBURG, SC
         8 QVC
         9 WSOC-TV 9-ABC CHARLOTTE, NC
        10 WCCB 18-FOX CHARLOTTE, NC
        11 WHKY-TV 14-IND HICKORY, NC
        12 MTV
        13 WLOS 13-ABC ASHEVILLE, NC
        14 WJZY 46-IND/UPN BELMONT, NC
        15 C-SPAN
      * 16 REQUEST - PAY PER VIEW
      * 17 HBO
      * 18 CINEMAX
      * 19 THE MOVIE CHANNEL
      * 20 SHOWTIME
      * 21 ENCORE
      + 22 THE DISNEY CHANNEL
        23 NICKELODEON
      = 24 WTBS 17-IN ATLANTA, GA
      + 25 THE NASHVILLE NETWORK
      + 26 THE DISCOVERY CHANNEL
      + 27 THE FAMILY CHANNEL
      + 28 COUNTRY MUSIC TV
      + 29 THE WEATHER CHANNEL
      + 30 TNT
      = 31 THE LEARNING CHANNEL
      = 32 CNN
      = 33 CNN HEADLINE NEWS
        34 NOSTALGIA
      = 35 ESPN
        36 PREVUE GUIDE
        37 CNBC
        38 COMEDY CENTRAL
        38 VH-1
        39 LIFETIME
      = 40 SPORTSOUTH NETWORK
        41 NEW INSPIRATIONAL NETWORK
      = 42 USA NETWORK
        43 WHNS 21-FOX ASHEVILLE, NC
        44 WFVT-TV 55-IND ROCK HILL, SC

RATES___________________________________________________________________________
        BASIC                                                         $17.59
        TIER (=)                                                        6.52
        SATELLITE PACKAGE 1 (+)                                        10.45
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.03
        ADDRESSABLE CONVERTER                                           2.51
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   250.00
        DAMAGED CONVERTER EQUIPMENT                                   105.00
        DISCONNECT HOLD FEE                                             2.00
        UPGRADE                                                         2.00
        NON PAY RECONNECT FEE                                          15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        ENCORE                                                          5.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations can only be received via cable through a converter box, which is available at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - VALDESE COUNTY, NC                        (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________


         2 LOCAL - COMMUNITY ACCESS/PEG
         3 WBTV 3-CBS CHARLOTTE, NC
         4 WYFF-TV 4-NBC GREENVILLE, SC
         5 WUNE-TV 17-PBS LINVILLE, NC
         6 WCNC-TV 36-NBC CHARLOTTE, NC
         7 WSPA-TV 7-CBS SPARTANBURG, SC
         8 QVC
         9 WSOC-TV 9-ABC CHARLOTTE, NC
        10 WCCB 18-FOX CHARLOTTE, NC
        11 WHKY-TV 14-IND HICKORY, NC
        12 MTV
        13 WLOS 13-ABC ASHEVILLE, NC
        14 WJZY 46-IND/UPN BELMONT, NC
        15 C-SPAN
      * 16 REQUEST - PAY PER VIEW
      * 17 HBO
      * 18 CINEMAX
      * 19 THE MOVIE CHANNEL
      * 20 SHOWTIME
      * 21 ENCORE
      + 22 THE DISNEY CHANNEL
        23 NICKELODEON
      = 24 WTBS 17-IND ATLANTA, GA
      + 25 THE NASHVILLE NETWORK
      + 26 THE DISCOVERY CHANNEL
      + 27 THE FAMILY CHANNEL
      + 28 COUNTRY MUSIC TV
      + 29 THE WEATHER CHANNEL
      + 30 TNT
      = 31 THE LEARNING CHANNEL
      = 32 CNN
      = 33 CNN HEADLINE NEWS
        34 NOSTALGIA
      = 35 ESPN
        36 PREVUE GUIDE
        37 CNBC
        38 COMEDY CENTRAL
        38 VH-1
        39 LIFETIME
      = 40 SPORTSOUTH NETWORK
        41 NEW INSPIRATIONAL NETWORK
      = 42 USA NETWORK
        43 WHNS 21-FOX ASHEVILLE, NC
        44 WFVT-TV 55-IND ROCK HILL, SC

RATES___________________________________________________________________________


        BASIC                                                   $17.14
        TIER (=)                                                  6.34
        SATELLITE PACKAGE 1(+)                                   10.44
        BASIC ON ADDITIONAL OUTLET                                0.00
        INSTALLATION/SERVICE (per hr.)                           45.00
        INSTALL MATERIALS (if any)                             At Cost
        REMOTE                                                    0.03
        ADDRESSABLE CONVERTER                                     2.51
        RADIO SERVICE                                             1.95
        WIRE MAINTENANCE AGREEMENT                                1.50
        CABLE PROGRAM GUIDE                                       1.75
        LATE PAYMENT FEE                                          5.00
        RETURNED CHECK FEE                                       10.00
        LOST/STOLEN CONVERTER EQUIP                             250.00
        DAMAGED CONVERTER EQUIPMENT                             105.00
        DISCONNECT HOLD FEE                                       2.00
        UPGRADE                                                   2.00
        NON PAY RECONNECT FEE                                    15.00


PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                  10.95
        THE DISNEY CHANNEL                                       10.95
        HBO                                                      11.95
        THE MOVIE CHANNEL                                        10.95
        SHOWTIME                                                 10.95
        ENCORE                                                    5.95
        PAY PER VIEW MOVIE                                        3.95


________________________________________________________________________________
All Broadcast TV stations can only be received via cable through a converter box, which is available at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - BARCLAY, MD                              (Effective: 10/1/96)

CHANNEL LINE-UP ---------------------------------------------------------------

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTV 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKLEODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E!-ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK

RATES___________________________________________________________________________
        BASIC                                                         $20.86
        TIER (=)                                                        3.55
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - BETTERTON, MD                             (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL - COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E! - ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK

RATES___________________________________________________________________________
        BASIC                                                         $20.80
        TIER (=)                                                        3.89
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 3% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - CENTREVILLE, MD                          (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

        2 WMAR-TV 2-ABC BALTIMORE, MD
        3 LOCAL - COMMUNITY ACCESS/PEG
        4 QVC
        5 WTTG 5-FOX WASHINGTON, DC
      * 6 CINEMAX
        7 WJLA-TV 7-ABC WASHINGTON, DC
        8 ESPN
        9 WUSA 9-CBS WASHINGTON, DC
       10 WBFF 45-FOX BALTIMORE, MD
       11 WBAL-TV 11-NBC BALTIMORE, MD
       12 WETA-TV 26-PBS WASHINGTON, DC
       12 MOR MUSIC TV
       13 WJZ-TV 13-CBS BALTIMORE, MD
       14 WNUV-TV 54-IND/UPN BALTIMORE, MD
     * 15 SHOWTIME
       16 WBOC-TV 16-CBS SALISBURY, MD
       17 HOME TEAM SPORTS
       18 WDCA 20-IND/UPN WASHINGTON, DC
       19 LOCAL - COMMUNITY ACCESS/PEG
     * 20 HBO
     * 21 THE MOVIE CHANNEL
       22 WMPT 22-PBS ANNAPOLIS, MD
     + 23 THE DISCOVERY CHANNEL
     + 24 THE FAMILY CHANNEL
     + 25 WTBS 17-IND ATLANTA, GA
       26 WHSW-TV 24-HSN BALTIMORE, MD
       27 CNN
     = 28 USA NETWORK
     = 29 ARTS & ENTERTAINMENT
     = 30 SCI-FI CHANNEL
     = 31 THE WEATHER CHANNEL
     = 32 THE NASHVILLE NETWORK
       33 NICKELODEON
       34 TNT
       35 LIFETIME
       36 FX
       37 C-SPAN
       38 CNN HEADLINE NEWS
       39 AMERICAN MOVIE CLASSICS
       40 TRINITY BROADCASTING NETWORK
       41 THE LEARNING CHANNEL
       42 CNBC
       43 COUNTRY MUSIC TV
     + 44 THE DISNEY CHANNEL
       45 BLACK ENTERTAINMENT TV
       46 BRAVO
       47 E! - ENTERTAINMENT TV
       48 MTV
       49 HOME & GARDEN TV
       50 VH-1
     + 51 ESPN 2
     = 52 TV FOOD NETWORK

RATES___________________________________________________________________________

        BASIC                                                         $20.32
        TIER (=)                                                        3.77
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 3% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - CHESTERTOWN, MD                          (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
       * 6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL-COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E!-ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK

RATES___________________________________________________________________________

        BASIC                                                         $21.08
        TIER (=)                                                        2.91
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 4% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - MILLINGTON, MD                           (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTV 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E!-ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK

RATES___________________________________________________________________________

        BASIC                                                         $20.90
        TIER (=)                                                        3.25
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 4% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - TRAPPE, MD                                (Effective 10/1/96)

CHANNEL LINE-UP________________________________________________________________

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
       * 6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E!-ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK

RATES___________________________________________________________________________

        BASIC                                                         $20.08
        TIER (=)                                                        4.07
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   at cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - OXFORD, MD                               (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E!-ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK

RATES___________________________________________________________________________

        BASIC                                                         $20.12
        TIER (=)                                                        4.26
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 are available for rent can only be received via cable through a converter box, unless you have a cable-ready TV set converter boxes at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - QUEEN ANNE'S COUNTY, MD                  (Effective: 10/1/96)

CHANNEL LINE-UP ---------------------------------------------------------------

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E! - ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK
RATES___________________________________________________________________________
        BASIC                                                         $20.31
        TIER (=)                                                        3.72
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 3% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - QUEENSTOWN, MD                           (Effective: 10/1/96)

CHANNEL LINE-UP ---------------------------------------------------------------

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E! - ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK
RATES___________________________________________________________________________
        BASIC                                                         $20.67
        TIER (=)                                                        3.33
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 3% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - ROCK HALL, MD                           (Effective: 10/1/96)

CHANNEL LINE-UP ---------------------------------------------------------------

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E! - ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK
RATES___________________________________________________________________________
        BASIC                                                         $20.35
        TIER (=)                                                        3.82
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 5% of your basic rate. Any such amounts will be itemized on your bill.

FALCON CABLE TV - ST. MICHAELS, MD                         (Effective: 10/1/96)

CHANNEL LINE-UP ---------------------------------------------------------------

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E! - ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK
RATES___________________________________________________________________________
        BASIC                                                         $20.84
        TIER (=)                                                        3.36
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 3% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - SUDLERSVILLE, MD                         (Effective: 10/1/96)

CHANNEL LINE-UP ---------------------------------------------------------------

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
      *  6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV 24-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E! - ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK
RATES___________________________________________________________________________
        BASIC                                                         $20.66
        TIER (=)                                                        3.58
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 3% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - TALBOT COUNTY, MD                        (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTG 5-FOX WASHINGTON, DC
       * 6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E!-ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK

RATES___________________________________________________________________________

        BASIC                                                         $21.78
        TIER (=)                                                        3.66
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - TEMPLEVILLE, MD                          (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

         2 WMAR-TV 2-ABC BALTIMORE, MD
         3 LOCAL-COMMUNITY ACCESS/PEG
         4 QVC
         5 WTTV 5-FOX WASHINGTON, DC
         6 CINEMAX
         7 WJLA-TV 7-ABC WASHINGTON, DC
         8 ESPN
         9 WUSA 9-CBS WASHINGTON, DC
        10 WBFF 45-FOX BALTIMORE, MD
        11 WBAL-TV 11-NBC BALTIMORE, MD
        12 WETA-TV 26-PBS WASHINGTON, DC
        12 MOR MUSIC TV
        13 WJZ-TV 13-CBS BALTIMORE, MD
        14 WNUV-TV 54-IND/UPN BALTIMORE, MD
      * 15 SHOWTIME
        16 WBOC-TV 16-CBS SALISBURY, MD
        17 HOME TEAM SPORTS
        18 WDCA 20-IND/UPN WASHINGTON, DC
        19 LOCAL - COMMUNITY ACCESS/PEG
      * 20 HBO
      * 21 THE MOVIE CHANNEL
        22 WMPT 22-PBS ANNAPOLIS, MD
      + 23 THE DISCOVERY CHANNEL
      + 24 THE FAMILY CHANNEL
      + 25 WTBS 17-IND ATLANTA, GA
        26 WHSW-TV-HSN BALTIMORE, MD
        27 CNN
      = 28 USA NETWORK
      = 29 ARTS & ENTERTAINMENT
      = 30 SCI-FI CHANNEL
      = 31 THE WEATHER CHANNEL
      = 32 THE NASHVILLE NETWORK
        33 NICKELODEON
        34 TNT
        35 LIFETIME
        36 FX
        37 C-SPAN
        38 CNN HEADLINE NEWS
        39 AMERICAN MOVIE CLASSICS
        40 TRINITY BROADCAST NETWORK
        41 THE LEARNING CHANNEL
        42 CNBC
        43 COUNTRY MUSIC TV
      + 44 THE DISNEY CHANNEL
        45 BLACK ENTERTAINMENT TV
        46 BRAVO
        47 E!-ENTERTAINMENT TV
        48 MTV
        49 HOME & GARDEN TV
        50 VH-1
      + 51 ESPN 2
      = 52 TV FOOD NETWORK

RATES___________________________________________________________________________

        BASIC                                                         $21.05
        TIER (=)                                                        3.04
        SATELLITE PACKAGE 1 (+)                                         5.72
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.69
        NON-ADDRESSABLE CONVERTER                                       2.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             20.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00
        DAMAGED CONVERTER EQUIPMENT                                   200.00
        LOST/STOLEN REMOTE                                             15.00
        DAMAGED REMOTE                                                 15.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        SEGA CHANNEL                                                   12.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - CALIFORNIA CITY, CA                       (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________


         2 KCBS-TV 2-CBS LOS ANGELES, CA
         3 ARTS & ENTERTAINMENT
         4 KNBC 4-NBC LOS ANGELES, CA
         5 KTLA 5-IND/WBN LOS ANGELES, CA
         6 KCET 28-PBS LOS ANGELES, CA
         7 KABC-TV 7-ABC LOS ANGELES, CA
         8 KHIZ 64-IND BARSTOW, CA
         9 KCAL 9-IND LOS ANGELES, CA
        10 THE LEARNING CHANNEL
        11 FOX NETWORK
        12 WGN-TV
        13 KCOP 13-IND/UPN LOS ANGELES, CA
        14 QVC
        15 KERO-TV 23-CBS/ABC BAKERSFIELD, CA
        16 WTBS 17-IND ATLANTA, GA
        17 C-SPAN
      + 18 CNN
        19 THE WEATHER CHANNEL
        19 LOCAL - GOVERNMENT ACCESS
      + 20 NICKELODEON
      + 21 CNN HEADLINE NEWS
      + 22 THE DISCOVERY CHANNEL
      = 23 AMERICAN MOVIE CLASSICS
      = 24 THE FAMILY CHANNEL
      = 25 LIFETIME
      = 26 ESPN
      = 27 SCI-FI CHANNEL
      = 28 THE NASHVILLE NETWORK
      = 29 COUNTRY MUSIC TV
        30 COMEDY CENTRAL
        30 VH-1
        31 MTV
        32 TNT
      + 33 PRIME SPORTS
      * 34 HBO
      * 35 CINEMAX
        36 KBAK-TV 29-ABC/CBS BAKERSFIELD, CA
      * 37 SHOWTIME
      * 38 THE MOVIE CHANNEL
      + 39 THE DISNEY CHANNEL
      + 40 USA NETWORK
        41 HOME SHOPPING NETWORK
      + 42 TV FOOD NETWORK



RATES___________________________________________________________________________

        BASIC                                                   $15.80
        TIER (=)                                                  6.00
        SATELLITE PACKAGE 1(+)                                    6.70
        BASIC ON ADDITIONAL OUTLET                                0.00
        ADDL SATELLITE PACKAGE                              50% of 1st
                                                                Outlet
        INSTALLATION/SERVICE (per hr.)                           45.00
        INSTALL MATERIALS (if any)                             At Cost
        REMOTE                                                    0.34
        ADDRESSABLE CONVERTER                                     4.49
        NON-ADDRESSABLE CONVERTER                                 2.04
        RADIO SERVICE                                             1.95
        VIDEO CONTROL CENTER                                      0.89
        WIRE MAINTENANCE AGREEMENT                                1.50
        CABLE PROGRAM GUIDE                                       1.75
        LATE PAYMENT FEE                                          5.00
        RETURNED CHECK FEE                                       25.00
        CONVERTER EQUIPMENT DEPOSIT                              25.00
        LOST/STOLEN CONVERTER EQUIP                             250.00
        FIELD COLLECTION                                         15.00


PREMIUM SERVICES (*)------------------------------------------------------------


        CINEMAX                                                  10.95
        THE DISNEY CHANNEL                                       10.95
        HBO                                                      11.95
        THE MOVIE CHANNEL                                        10.95
        SHOWTIME                                                 10.95
        PREMIUM ON ADDL OUTLET                                    5.20


________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - REDMOND, OR                              (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

        2 KATU 2-ABC PORTLAND, OR
        3 BLAZERCABLE
        3 LOCAL - GOVERNMENT ACCESS
        4 QVC
        5 KTVZ 21-NBC BEND, OR
        6 KOIN 6-CBS PORTLAND, OR
        7 KOAB-TV 3-PBS BEND, OR
        8 THE DISCOVERY CHANNEL
        9 KEZI 9-ABC EUGENE, OR
       10 ESPN
       11 ARTS & ENTERTAINMENT
       12 KPTV 12-IND/UPN PORTLAND, OR
       13 KPDX 49-FOX VANCOUVER, WA
       14 NOSTALGIA
       15 THE WEATHER CHANNEL
       16 LIFETIME
       17 NICKELODEON
       18 BRAVO
     * 19 SHOWTIME
     * 20 HBO
     * 21 THE MOVIE CHANNEL
     * 22 ENCORE
     + 23 THE NASHVILLE NETWORK
     + 24 WTBS 17-IND ATLANTA, GA
     + 25 TNT
     + 26 CNN
     + 27 THE FAMILY CHANNEL
     + 28 THE DISNEY CHANNEL
     = 29 USA NETWORK
     = 30 SCI-FI CHANNEL
     = 31 VH-1
       60 COMEDY CENTRAL
       61 HOME & GARDEN TV

RATES___________________________________________________________________________

        BASIC                                                         $22.66
        TIER (=)                                                        2.08
        SATELLITE PACKAGE 1 (+)                                         7.83
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.22
        ADDRESSABLE CONVERTER                                           3.72
        NON-ADDRESSABLE CONVERTER                                       1.49
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        LOST/STOLEN CONVERTER EQUIP                                   150.00

PREMIUM SERVICES (*)------------------------------------------------------------

        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        ENCORE                                                          5.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - DESCHUTES COUNTY, OR                      (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 KATU 2-ABC PORTLAND, OR
         3 BLAZERCABLE
         3 LOCAL - GOVERNMENT ACCESS
         4 QVC
         5 KTVZ 21-NBC BEND, OR
         6 KOIN 6-CBS PORTLAND, OR
         7 KOAB-TV 3-PBS BEND, OR
         8 THE DISCOVERY CHANNEL
         9 KEZI 9-ABC EUGENE, OR
        10 ESPN
        11 ARTS & ENTERTAINMENT
        12 KPTV 12-IND/UPN PORTLAND, OR
        13 KPDX 49-FOX VANCOUVER, WA
        14 NOSTALGIA
        15 THE WEATHER CHANNEL
        16 LIFETIME
        17 NICKELODEON
        18 BRAVO
      * 19 SHOWTIME
      * 20 HBO
      * 21 THE MOVIE CHANNEL
      * 22 ENCORE
      + 23 THE NASHVILLE NETWORK
      + 24 WTBS 17-IND ATLANTA, GA
      + 25 TNT
      + 26 CNN
      + 27 THE FAMILY CHANNEL
      + 28 THE DISNEY CHANNEL
      = 29 USA NETWORK
      = 30 SCI-FI CHANNEL
      = 31 VH-1
        60 COMEDY CENTRAL
        61 HOME & GARDEN TV

RATES___________________________________________________________________________
        BASIC                                                         $22.97
        TIER (=)                                                        2.09
        SATELLITE PACKAGE 1 (+)                                         7.83
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.22
        ADDRESSABLE CONVERTER                                           3.72
        NON-ADDRESSABLE CONVERTER                                       1.49
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        LOST/STOLEN CONVERTER EQUIP                                   150.00

PREMIUM SERVICES (*)------------------------------------------------------------
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
        ENCORE                                                          5.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - ADAIR COUNTY, KY                          (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WKSO-TV 29-PBS SOMERSET, KY
         3 WTBS 17-IND ATLANTA, GA
         4 ESPN
         5 WLEX-TV 18-NBC LEXINGTON, KY
         6 WKYT-TV 27-CBS LEXINGTON, KY
         7 WDKY-TV 56-FOX DANVILLE, KY
         8 LOCAL-COMMUNITY ACCESS/PEG
         9 WDRB-TV 41-FOX LOUISVILLE, KY
        10 WLKY-TV 32-CBS LOUISVILLE, KY
        11 WHAS-TV 11-ABC LOUISVILLE, KY
        12 WGRB 34-FOX CAMPBELLSVILLE, KY
        13 WBKO 13-ABC BOWLING GREEN, KY
      * 14 HBO
      * 15 CINEMAX
        16 WGN-TV
      * 17 SHOWTIME
      * 18 THE MOVIE CHANNEL
        19 QVC
        20 ARTS & ENTERTAINMENT
        21 WNBC 4-NBC NEW YORK, NY
        22 WWOR-TV
        23 CNN
      = 24 THE DISNEY CHANNEL
      = 25 ESPN 2
      = 26 USA NETWORK
      = 27 THE FAMILY CHANNEL
      = 28 THE WEATHER CHANNEL
      = 29 TNT
      = 30 THE NASHVILLE NETWORK
        31 THE DISCOVERY CHANNEL
        32 CNN HEADLINE NEWS
        33 COUNTRY MUSIC TV
        34 VH-1
        35 SCI-FI CHANNEL
        36 MTV
        37 C-SPAN
        38 FX
        39 HOME SHOPPING NETWORK
        40 NICKELODEON

RATES___________________________________________________________________________
        BASIC                                                         $18.94
        TIER (=)                                                        5.48
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.87
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready
TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - COLUMBIA, KY                             (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

        2 WKSO-TV 29-PBS SOMERSET, KY
        3 WTBS 17-IND ATLANTA, GA
        4 ESPN
        5 WLEX-TV 18-NBC LEXINGTON, KY
        6 WKYT-TV 27-CBS LEXINGTON, KY
        7 WDKY-TV 56-FOX DANVILLE, KY
        8 LOCAL - COMMUNITY ACCESS/PEG
        9 WDRB-TV 41-FOX LOUISVILLE, KY
       10 WLKY-TV 32-CBS LOUISVILLE, KY
       11 WHAS-TV 11-ABC LOUISVILLE, KY
       12 WGRB 34-FOX CAMPBELLSVILLE, KY
       13 WBKO 13-ABC BOWLING GREEN, KY
     * 14 HBO
     * 15 CINEMAX
       16 WGN-TV
     * 17 SHOWTIME
     * 18 THE MOVIE CHANNEL
       19 QVC
       20 ARTS & ENTERTAINMENT
       21 WNBC 4-NBC NEW YORK, NY
       22 WWOR-TV
       23 CNN
     = 24 THE DISNEY CHANNEL
     = 25 ESPN 2
     = 26 USA NETWORK
     = 27 THE FAMILY CHANNEL
     = 28 THE WEATHER CHANNEL
     = 29 TNT
     = 30 THE NASHVILLE NETWORK
       31 THE DISCOVERY CHANNEL
       32 CNN HEADLINE NEWS
       33 COUNTRY MUSIC TV
       34 VH-1
       35 SCI-FI CHANNEL
       36 MTV
       37 C-SPAN
       38 FX
       39 HOME SHOPPING NETWORK
       40 NICKELODEON

RATES___________________________________________________________________________

        BASIC                                                         $18.54
        TIER (=)                                                        5.85
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.87
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        SHOWTIME                                                       10.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - EUBANK, KY                               (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WKSO-TV 29-PBS SOMERSET, KY
         3 NICKELODEON
         4 ARTS & ENTERTAINMENT
         5 WLEX-TV 18-NBC LEXINGTON, KY
         6 WTVQ-TV 36-ABC LEXINGTON, KY
         7 WKYT-TV 27-CBS LEXINGTON, KY
         8 WDKY-TV 56-FOX DANVILLE, KY
         9 WGRB 34-FOX CAMPBELLSVILLE, KY
        10 C-SPAN
        11 CNN
        12 TNT
      + 13 THE DISNEY CHANNEL
      * 14 HBO
      * 15 CINEMAX
      * 16 THE MOVIE CHANNEL
        17 ESPN
        18 THE NASHVILLE NETWORK
        19 QVC
        20 NEW INSPIRATIONAL NETWORK
        21 MTV
        22 COUNTRY MUSIC TV
      + 23 WTBS 17-IND ATLANTA, GA
      + 24 WWOR-TV
      + 25 WGN-TV
      + 26 THE HISTORY CHANNEL
      = 27 USA NETWORK
      = 28 SCI-FI CHANNEL
      = 29 THE FAMILY CHANNEL
      = 30 THE WEATHER CHANNEL
        31 CNN HEADLINE NEWS
        32 E! - ENTERTAINMENT TV
        33 TRINITY BROADCAST NETWORK
        34 HOME SHOPPING NETWORK
        35 VH-1

RATES___________________________________________________________________________
        BASIC                                                         $20.49
        TIER (=)                                                        3.54
        SATELLITE PACKAGE 1 (+)                                         5.88
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.87
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - LINCOLN COUNTY (EUBANK), KY              (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WKSO-TV 29-PBS SOMERSET, KY
         3 NICKELODEON
         4 ARTS & ENTERTAINMENT
         5 WLEX-TV 18-NBC LEXINGTON, KY
         6 WTVQ-TV 36-ABC LEXINGTON, KY
         7 WKYT-TV 27-CBS LEXINGTON, KY
         8 WDKY-TV 56-FOX DANVILLE, KY
         9 WGRB 34-FOX CAMPBELLSVILLE, KY
        10 C-SPAN
        11 CNN
        12 TNT
      + 13 THE DISNEY CHANNEL
      * 14 HBO
      * 15 CINEMAX
      * 16 THE MOVIE CHANNEL
        17 ESPN
        18 THE NASHVILLE NETWORK
        19 QVC
        20 NEW INSPIRATIONAL NETWORK
        21 MTV
        22 COUNTRY MUSIC TV
      + 23 WTBS 17-IND ATLANTA, GA
      + 24 WWOR-TV
      + 25 WGN-TV
      + 26 THE HISTORY CHANNEL
      = 27 USA NETWORK
      = 28 SCI-FI CHANNEL
      = 29 THE FAMILY CHANNEL
      = 30 THE WEATHER CHANNEL
        31 CNN HEADLINE NEWS
        32 E! - ENTERTAINMENT TV
        33 TRINITY BROADCAST NETWORK
        34 HOME SHOPPING NETWORK
        35 VH-1

RATES___________________________________________________________________________
        BASIC                                                         $20.38
        TIER (=)                                                        3.53
        SATELLITE PACKAGE 1 (+)                                         5.88
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.87
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - PULASKI COUNTY (NORTH), KY               (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

        2 WKSO-TV 29-PBS SOMERSET, KY
        3 NICKELODEON
        4 ARTS & ENTERTAINMENT
        5 WLEX-TV 18-NBC LEXINGTON, KY
        6 WTVQ-TV 36-ABC LEXINGTON, KY
        7 WKYT-TV 27-CBS LEXINGTON, KY
        8 WDKY-TV 56-FOX DANVILLE, KY
        9 WGRB 34-FOX CAMPBELLSVILLE, KY
       10 C-SPAN
       11 CNN
       12 TNT
     + 13 THE DISNEY CHANNEL
     * 14 HBO
     * 15 CINEMAX
     * 16 THE MOVIE CHANNEL
       17 ESPN
       18 THE NASHVILLE NETWORK
       19 QVC
       20 NEW INSPIRATIONAL NETWORK
       21 MTV
       22 COUNTRY MUSIC TV
     + 23 WTBS 17-IND ATLANTA, GA
     + 24 WWOR-TV
     + 25 WGN-TV
     + 26 THE HISTORY CHANNEL
     = 27 USA NETWORK
     = 28 SCI-FI CHANNEL
     = 29 THE FAMILY CHANNEL
     = 30 THE WEATHER CHANNEL
       31 CNN HEADLINE NEWS
       32 E!-ENTERTAINMENT TV
       33 TRINITY BROADCAST NETWORK
       34 HOME SHOPPING NETWORK
       35 VH-1

RATES___________________________________________________________________________

        BASIC                                                         $20.28
        TIER (=)                                                        3.57
        SATELLITE PACKAGE 1 (+)                                         5.88
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.87
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------

        CINEMAX                                                        10.95
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - LINCOLN COUNTY (MCKINNEY), KY            (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________

        2 WKSO-TV 29-PBS SOMERSET, KY
        3 CNN HEADLINE NEWS
        4 THE NASHVILLE NETWORK
        5 WLEX-TV 18-NBC LEXINGTON, KY
        6 WTVQ-TV 36-ABC LEXINGTON, KY
        7 WKYT-TV 27-CBS LEXINGTON, KY
        8 WDRB-TV 41-FOX LOUISVILLE, KY
        9 WGRB 34-FOX CAMPBELLSVILLE, KY
       10 WDKY-TV 56-FOX DANVILLE, KY
       11 CNN
       12 NEW INSPIRATIONAL NETWORK
       13 ESPN
     * 14 HBO
       15 E! - ENTERTAINMENT TV
     + 16 THE DISNEY CHANNEL
     + 17 WTBS 17-IND ATLANTA, GA
     + 18 WGN-TV
     + 19 WWOR-TV
     = 20 THE FAMILY CHANNEL
     = 21 USA NETWORK
     = 22 SCI-FI CHANNEL
       23 NICKELODEON
       24 COUNTRY MUSIC TV
       25 C-SPAN
       26 MTV

RATES___________________________________________________________________________

        BASIC                                                         $20.05
        TIER (=)                                                        1.96
        SATELLITE PACKAGE 1 (+)                                         4.88
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.87
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------

        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - LAUREL COUNTY, KY                        (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WTVQ-TV 36-ABC LEXINGTON, KY
         3 WLEX-TV 18-NBC LEXINGTON, KY
         4 WTBS 17-IND ATLANTA, GA
         5 WKYT-TV 27-CBS LEXINGTON, KY
         6 WKSO-TV 29-PBS SOMERSET, KY
      *  7 THE MOVIE CHANNEL
         8 THE DISCOVERY CHANNEL
         9 CNN
        10 WYMT-TV 57-CBS HAZARD,KY
        11 WWOR-TV
        12 WDKY-TV 56-FOX DANVILLE, KY
        13 WGN-TV
        14 NICKELODEON
        15 COUNTRY MUSIC TV
      = 16 USA NETWORK
      = 17 THE FAMILY CHANNEL
      = 18 SCI-FI CHANNEL
      = 20 THE NASHVILLE NETWORK
        21 ESPN
        22 MTV
        23 VH-1
        24 QVC
        25 FX

RATES___________________________________________________________________________
        BASIC                                                         $18.32
        TIER (=)                                                        3.45
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.87
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        THE MOVIE CHANNEL                                              10.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - CLAY COUNTY, KY                          (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WTVQ-TV 36-ABC LEXINGTON, KY
         3 WLEX-TV 18-NBC LEXINGTON, KY
         4 WTBS 17-IND ATLANTA, GA
         5 WKYT-TV 27-CBS LEXINGTON, KY
         6 WKSO-TV 29-PBS SOMERSET, KY
      *  7 THE MOVIE CHANNEL
         8 THE DISCOVERY CHANNEL
         9 CNN
        10 WYMT-TV 57-CBS HAZARD,KY
        11 WWOR-TV
        12 WDKY-TV 56-FOX DANVILLE, KY
        13 WGN-TV
        14 NICKELODEON
        15 COUNTRY MUSIC TV
      = 16 USA NETWORK
      = 17 THE FAMILY CHANNEL
      = 18 SCI-FI CHANNEL
      = 20 THE NASHVILLE NETWORK
        21 ESPN
        22 MTV
        23 VH-1
        24 QVC
        25 FX

RATES___________________________________________________________________________
        BASIC                                                         $18.20
        TIER (=)                                                        3.71
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.87
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        THE MOVIE CHANNEL                                              10.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - PULASKI COUNTY (NORTH), KY                (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WKSO-TV 29-PBS SOMERSET, KY
         3 QVC
         4 CNN
         5 WLEX-TV 18-NBC LEXINGTON, KY
         6 WTVQ-TV 36-ABC LEXINGTON, KY
         7 WKYT-TV 27-CBS LEXINGTON, KY
         8 LOCAL - COMMUNITY ACCES/PEG
         9 WKXT-TV 8-CBS KNOXVILLE, TN
        10 WBIR-TV 10-NBC KNOXVILLE, TN
        11 ARTS & ENTERTAINMENT
        12 WDKY-TV 56-FOX DANVILLE, KY
        13 ESPN
      * 14 HBO
      * 15 PPV SPECIAL EVENTS
      * 16 THE MOVIE CHANNEL
        17 CNN HEADLINE NEWS
        18 VH-1
      = 19 SCI-FI CHANNEL
      = 20 USA NETWORK
      = 21 THE WEATHER CHANNEL
      = 22 TNT
      + 23 NICKELODEON
      + 24 THE NASHVILLE NETWORK
      + 25 WTBS 17-IND ATLANTA, GA
      + 26 WGN-TV
      + 27 WWOR-TV
      + 28 THE FAMILY CHANNEL
      + 29 ESPN 2
      + 30 THE DISNEY CHANNEL
        31 SPORTSCHANNEL CINCINNATTI
        32 MTV
        33 COUNTRY MUSIC TV
        34 E! - ENTERTAINMENT TV
        35 C-SPAN
        36 FX
        37 HOME SHOPPING NETWORK
        38 TRINITY BROADCAST NETWORK
      + 39 NEWSTALK TELEVISION

RATES___________________________________________________________________________
        BASIC                                                         $19.83
        TIER (=)                                                        1.72
        SATELLITE PACKAGE 1 (+)                                         7.40
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.22
        ADDRESSABLE CONVERTER                                           2.46
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - SCIENCE HILL, KY                         (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WKSO-TV 29-PBS SOMERSET, KY
         3 QVC
         4 CNN
         5 WLEX-TV 18-NBC LEXINGTON, KY
         6 WTVQ-TV 36-ABC LEXINGTON, KY
         7 WKYT-TV 27-CBS LEXINGTON, KY
         8 LOCAL - COMMUNITY ACCESS/PEG
         9 WKXT-TV 8-CBS KNOXVILLE, TN
        10 WBIR-TV 10-NBC KNOXVILLE, TN
        11 ARTS & ENTERTAINMENT
        12 WDKY-TV 56-FOX DANVILLE, KY
        13 ESPN
      * 14 HBO
      * 15 PPV SPECIAL EVENTS
      * 16 THE MOVIE CHANNEL
        17 CNN HEADLINE NEWS
        18 VH-1
      = 19 SCI-FI CHANNEL
      = 20 USA NETWORK
      = 21 THE WEATHER CHANNEL
      = 22 TNT
      + 23 NICKELODEON
      + 24 THE NASHVILLE NETWORK
      + 25 WTBS 17-IND ATLANTA, GA
      + 26 WGN-TV
      + 27 WWOR-TV
      + 28 THE FAMILY CHANNEL
      + 29 ESPN 2
      + 30 THE DISNEY CHANNEL
        31 SPORTSCHANNEL CINCINNATI
        32 MTV
        33 COUNTRY MUSIC TV
        34 E! - ENTERTAINMENT TV
        35 C-SPAN
        36 FX
        37 HOME SHOPPING NETWORK
        38 TRINITY BROADCAST NETWORK
      + 39 NEWSTALK TELEVISION

RATES___________________________________________________________________________
        BASIC                                                         $19.58
        TIER (=)                                                        1.76
        SATELLITE PACKAGE 1 (+)                                         7.40
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.22
        ADDRESSABLE CONVERTER                                           2.46
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - SOMERSET, KY                             (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WKSO-TV 29-PBS SOMERSET, KY
         3 QVC
         4 CNN
         5 WLEX-TV 18-NBC LEXINGTON, KY
         6 WTVQ-TV 36-ABC LEXINGTON, KY
         7 WKYT-TV 27-CBS LEXINGTON, KY
         8 LOCAL - COMMUNITY ACCESS/PEG
         9 WKXT-TV 8-CBS KNOXVILLE, TN
        10 WBIR-TV 10-NBC KNOXVILLE, TN
        11 ARTS & ENTERTAINMENT
        12 WDKY-TV 56-FOX DANVILLE, KY
        13 ESPN
      * 14 HBO
      * 15 PPV SPECIAL EVENTS
      * 16 THE MOVIE CHANNEL
        17 CNN HEADLINE NEWS
        18 VH-1
      = 19 SCI-FI CHANNEL
      = 20 USA NETWORK
      = 21 THE WEATHER CHANNEL
      = 22 TNT
      + 23 NICKELODEON
      + 24 THE NASHVILLE NETWORK
      + 25 WTBS 17-IND ATLANTA, GA
      + 26 WGN-TV
      + 27 WWOR-TV
      + 28 THE FAMILY CHANNEL
      + 29 ESPN 2
      + 30 THE DISNEY CHANNEL
        31 SPORTSCHANNEL CINCINNATI
        32 MTV
        33 COUNTRY MUSIC TV
        34 E! - ENTERTAINMENT TV
        35 C-SPAN
        36 FX
        37 HOME SHOPPING NETWORK
        38 TRINITY BROADCAST NETWORK
      + 39 NEWSTALK TELEVISION

RATES___________________________________________________________________________
        BASIC                                                         $19.65
        TIER (=)                                                        1.72
        SATELLITE PACKAGE 1 (+)                                         7.40
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.22
        ADDRESSABLE CONVERTER                                           2.46
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - BURNSIDE, KY                             (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WKSO-TV 29-PBS SOMERSET, KY
         3 QVC
         4 CNN
         5 WLEX-TV 18-NBC LEXINGTON, KY
         6 WTVQ-TV 36-ABC LEXINGTON, KY
         7 WKYT-TV 27-CBS LEXINGTON, KY
         8 LOCAL - COMMUNITY ACCESS/PEG
         9 WKXT-TV 8-CBS KNOXVILLE, TN
        10 WBIR-TV 10-NBC KNOXVILLE, TN
        11 ARTS & ENTERTAINMENT
        12 WDKY-TV 56-FOX DANVILLE, KY
        13 ESPN
      * 14 HBO
      * 15 PPV SPECIAL EVENTS
      * 16 THE MOVIE CHANNEL
        17 CNN HEADLINE NEWS
        18 VH-1
      = 19 SCI-FI CHANNEL
      = 20 USA NETWORK
      = 21 THE WEATHER CHANNEL
      = 22 TNT
      + 23 NICKELODEON
      + 24 THE NASHVILLE NETWORK
      + 25 WTBS 17-IND ATLANTA, GA
      + 26 WGN-TV
      + 27 WWOR-TV
      + 28 THE FAMILY CHANNEL
      + 29 ESPN 2
      + 30 THE DISNEY CHANNEL
        31 SPORTSCHANNEL CINCINNATI
        32 MTV
        33 COUNTRY MUSIC TV
        34 E! - ENTERTAINMENT TV
        35 C-SPAN
        36 FX
        37 HOME SHOPPING NETWORK
        38 TRINITY BROADCAST NETWORK
      + 39 NEWSTALK TELEVISION

RATES___________________________________________________________________________
        BASIC                                                         $19.70
        TIER (=)                                                        1.50
        SATELLITE PACKAGE 1 (+)                                         7.40
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.22
        ADDRESSABLE CONVERTER                                           2.46
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments. Any such amounts will be itemized on your bill.

FALCON CABLE TV - FERGUSON, KY                             (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WKSO-TV 29-PBS SOMERSET, KY
         3 QVC
         4 CNN
         5 WLEX-TV 18-NBC LEXINGTON, KY
         6 WTVQ-TV 36-ABC LEXINGTON, KY
         7 WKYT-TV 27-CBS LEXINGTON, KY
         8 LOCAL - COMMUNITY ACCESS/PEG
         9 WKXT-TV 8-CBS KNOXVILLE, TN
        10 WBIR-TV 10-NBC KNOXVILLE, TN
        11 ARTS & ENTERTAINMENT
        12 WDKY-TV 56-FOX DANVILLE, KY
        13 ESPN
      * 14 HBO
      * 15 PPV SPECIAL EVENTS
      * 16 THE MOVIE CHANNEL
        17 CNN HEADLINE NEWS
        18 VH-1
      = 19 SCI-FI CHANNEL
      = 20 USA NETWORK
      = 21 THE WEATHER CHANNEL
      = 22 TNT
      + 23 NICKELODEON
      + 24 THE NASHVILLE NETWORK
      + 25 WTBS 17-IND ATLANTA, GA
      + 26 WGN-TV
      + 27 WWOR-TV
      + 28 THE FAMILY CHANNEL
      + 29 ESPN 2
      + 30 THE DISNEY CHANNEL
        31 SPORTSCHANNEL CINCINNATI
        32 MTV
        33 COUNTRY MUSIC TV
        34 E! - ENTERTAINMENT TV
        35 C-SPAN
        36 FX
        37 HOME SHOPPING NETWORK
        38 TRINITY BROADCAST NETWORK
      + 39 NEWSTALK TELEVISION

RATES___________________________________________________________________________
        BASIC                                                         $19.51
        TIER (=)                                                        1.41
        SATELLITE PACKAGE 1 (+)                                         7.40
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.22
        ADDRESSABLE CONVERTER                                           2.46
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 3% of your total bill. Any such amounts will be itemized on your bill.

FALCON CABLE TV - PULASKI COUNTY (BURNSIDE), KY            (Effective: 10/1/96)

CHANNEL LINE-UP________________________________________________________________
         2 WKSO-TV 29-PBS SOMERSET, KY
         3 QVC
         4 CNN
         5 WLEX-TV 18-NBC LEXINGTON, KY
         6 WTVQ-TV 36-ABC LEXINGTON, KY
         7 WKYT-TV 27-CBS LEXINGTON, KY
         8 LOCAL - COMMUNITY ACCESS/PEG
         9 WKXT-TV 8-CBS KNOXVILLE, TN
        10 WBIR-TV 10-NBC KNOXVILLE, TN
        11 ARTS & ENTERTAINMENT
        12 WDKY-TV 56-FOX DANVILLE, KY
        13 ESPN
      * 14 HBO
      * 15 PPV SPECIAL EVENTS
      * 16 THE MOVIE CHANNEL
        17 CNN HEADLINE NEWS
        18 VH-1
      = 19 SCI-FI CHANNEL
      = 20 USA NETWORK
      = 21 THE WEATHER CHANNEL
      = 22 TNT
      + 23 NICKELODEON
      + 24 THE NASHVILLE NETWORK
      + 25 WTBS 17-IND ATLANTA, GA
      + 26 WGN-TV
      + 27 WWOR-TV
      + 28 THE FAMILY CHANNEL
      + 29 ESPN 2
      + 30 THE DISNEY CHANNEL
        31 SPORTSCHANNEL CINCINNATI
        32 MTV
        33 COUNTRY MUSIC TV
        34 E! - ENTERTAINMENT TV
        35 C-SPAN
        36 FX
        37 HOME SHOPPING NETWORK
        38 TRINITY BROADCAST NETWORK
      + 39 NEWSTALK TELEVISION

RATES___________________________________________________________________________
        BASIC                                                         $19.85
        TIER (=)                                                        1.41
        SATELLITE PACKAGE 1 (+)                                         7.40
        BASIC ON ADDITIONAL OUTLET                                      0.00
        INSTALLATION/SERVICE (per hr.)                                 45.00
        INSTALL MATERIALS (if any)                                   At Cost
        REMOTE                                                          0.22
        ADDRESSABLE CONVERTER                                           2.46
        NON-ADDRESSABLE CONVERTER                                       1.00
        RADIO SERVICE                                                   1.95
        WIRE MAINTENANCE AGREEMENT                                      1.50
        CABLE PROGRAM GUIDE                                             1.75
        LATE PAYMENT FEE                                                5.00
        RETURNED CHECK FEE                                             10.00
        LOST/STOLEN CONVERTER EQUIP                                   200.00

PREMIUM SERVICES (*)------------------------------------------------------------
        THE DISNEY CHANNEL                                             10.95
        HBO                                                            11.95
        THE MOVIE CHANNEL                                              10.95
        PAY PER VIEW MOVIE                                              3.95
________________________________________________________________________________
All Broadcast TV stations carried on a channel higher than 13 can only be received via cable through a converter box, unless you have a cable-ready TV set. Converter boxes are available for rent at the low rate listed above.

The above rates may not include applicable taxes, fees and assessments and do not include franchise fees of 3% of your total bill. Any such amounts will be itemized on your bill.

[LOGO - ARTHUR ANDERSEN LLP]





    ADDENDUM 2 Capital Asset Pricing Model & Weighted Average Cost of Capital

--------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
BURKE COUNTY, NC
AS OF DECEMBER 31, 1996
--------------------------------------------

--------------------------------------------
DEVELOPMENT OF VALUATION DISCOUNT RATE
--------------------------------------------

DEVELOPMENT OF EQUITY RATE                    DEVELOPMENT OF DEBT RATE
Risk Free Rate               6.85%            Borrowing Rate              9.75%
Market Return               11.40%            Tax Rate (NA - Pre-tax)     0.00%
Market Premium               4.55%
Beta                         0.90
Co. Specific Risk           12.00%
Equity Return Rate          22.95%            Debt Rate                   9.75%

WEIGHTED AVERAGE COST OF CAPITAL CALCULATION

                                                                       WEIGHTED
                             RATIO               RATE                      RATE
Debt                        60.00%              9.75%                     5.85%
Equity                      40.00%             22.95%                     9.18%

                           100.00%

WEIGHTED AVERAGE COST OF CAPITAL                                         15.03%
                                                                         -----

PRELIMINARY & TENTATIVE - FOR DISCUSSION PURPOSES ONLY      ARTHUR ANDERSEN LLP
------------------------------------------------------

--------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CALIFORNIA CITY, CALIFORNIA
AS OF DECEMBER 31, 1996
--------------------------------------------

--------------------------------------------
DEVELOPMENT OF VALUATION DISCOUNT RATE
--------------------------------------------

DEVELOPMENT OF EQUITY RATE                    DEVELOPMENT OF DEBT RATE
Risk Free Rate               6.85%            Borrowing Rate              9.75%
Market Return               11.40%            Tax Rate (NA-Pre-tax)       0.00%
Market Premium               4.55%
Beta                         0.90
Co. Specific Risk           12.00%
Equity Return Rate          22.95%            Debt Rate                   9.75%

WEIGHTED AVERAGE COST OF CAPITAL CALCULATION

                                                                       WEIGHTED
                             RATIO               RATE                      RATE
Debt                        60.00%              9.75%                     5.85%
Equity                      40.00%             22.95%                     9.18%

                           100.00%

WEIGHTED AVERAGE COST OF CAPITAL                                         15.03%
                                                                         -----

PRELIMINARY & TENTATIVE - FOR DISCUSSION PURPOSES ONLY       ARTHUR ANDERSEN LLP
------------------------------------------------------

--------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
CENTREVILLE, MARYLAND
AS OF DECEMBER 31, 1996
--------------------------------------------

--------------------------------------------
DEVELOPMENT OF VALUATION DISCOUNT RATE
--------------------------------------------

DEVELOPMENT OF EQUITY RATE                    DEVELOPMENT OF DEBT RATE
Risk Free Rate               6.85%            Borrowing Rate              9.75%
Market Return               11.40%            Tax Rate (NA-Pre-tax)       0.00%
Market Premium               4.55%
Beta                         0.90
Co. Specific Risk           10.00%
Equity Return Rate          20.95%            Debt Rate                   9.75%


WEIGHTED AVERAGE COST OF CAPITAL CALCULATION

                                                                       WEIGHTED
                             RATIO               RATE                      RATE
Debt                        60.00%              9.75%                     5.85%
Equity                      40.00%             20.95%                     8.38%

                           100.00%

WEIGHTED AVERAGE COST OF CAPITAL                                         14.23%
                                                                         -----


PRELIMINARY & TENTATIVE - FOR DISCUSSION PURPOSES ONLY       ARTHUR ANDERSEN LLP
------------------------------------------------------

--------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
REDMOND, OREGON
AS OF DECEMBER 31, 1996
--------------------------------------------

--------------------------------------------
DEVELOPMENT OF VALUATION DISCOUNT RATE
--------------------------------------------

DEVELOPMENT OF EQUITY RATE                    DEVELOPMENT OF DEBT RATE
Risk Free Rate               6.85%            Borrowing Rate              9.75%
Market Return               11.40%            Tax Rate (NA-Pre-tax)       0.00%
Market Premium               4.55%
Beta                         0.90
Co. Specific Risk           12.00%
Equity Return Rate          22.95%            Debt Rate                   9.75%


WEIGHTED AVERAGE COST OF CAPITAL CALCULATION

                                                                      WEIGHTED
                             RATIO               RATE                     RATE
Debt                        60.00%              9.75%                     5.85%
Equity                      40.00%             22.95%                     9.18%

                           100.00%

WEIGHTED AVERAGE COST OF CAPITAL                                         15.03%
                                                                         -----


PRELIMINARY & TENTATIVE - FOR DISCUSSION PURPOSES ONLY      ARTHUR ANDERSEN LLP
------------------------------------------------------

--------------------------------------------
FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
SOMERSET, KY
AS OF DECEMBER 31, 1996
--------------------------------------------

--------------------------------------------
DEVELOPMENT OF VALUATION DISCOUNT RATE
--------------------------------------------

DEVELOPMENT OF EQUITY RATE                    DEVELOPMENT OF DEBT RATE
Risk Free Rate               6.85%            Borrowing Rate              9.75%
Market Return               11.40%            Tax Rate (NA-Pre-tax)       0.00%
Market Premium               4.55%
Beta                         0.90
Co. Specific Risk           10.00%
Equity Return Rate          20.95%            Debt Rate                   9.75%


WEIGHTED AVERAGE COST OF CAPITAL CALCULATION

                                                                       WEIGHTED
                             RATIO                 RATE                    RATE
Debt                        60.00%                9.75%                   5.85%
Equity                      40.00%               20.95%                   8.38%

                           100.00%

WEIGHTED AVERAGE COST OF CAPITAL                                         14.23%
                                                                         -----

PRELIMINARY & TENTATIVE - FOR DISCUSSION PURPOSES ONLY      ARTHUR ANDERSEN LLP
------------------------------------------------------

[LOGO - ARTHUR ANDERSEN LLP]





                          ADDENDUM 3 Financial History

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  BURKE, NC

                                       ---------------------------------------------------------------------------------------
                                         ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS
                                           ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96    ENDING         ENDING
                                          12/31/96      ANNUALIZED     12/31/96      ANNUALIZED      12/31/96       12/31/95
                                       ---------------------------------------------------------------------------------------
REVENUES

Primary - First Outlet                     $178,389     $2,140,668      $532,529     $2,130,116     $2,042,600     $2,040,107
Primary Commercial                             $710         $8,520        $2,130         $8,520         $8,520         $8,752
Expanded Tier                                    $0             $0            $0             $0             $0             $0
AG Tier                                          $0             $0            $0             $0             $0             $0
AJ Tier                                          $0             $0            $0             $0             $0             $0
AL Tier                                     $56,384       $676,608      $162,080       $648,320       $574,897       $406,998
Radio Services                               $2,883        $34,596        $8,871        $35,484        $39,156        $47,713
Pay Cable First Outlet                      $35,588       $427,056      $105,105       $420,420       $495,343       $583,725
Ala Carte                                        $0             $0            $0             $0             $0             $0
New Product Tier 1                          $81,726       $980,712      $246,567       $986,268       $892,061       $948,060
Mini Pay                                       $754         $9,048        $2,349         $9,396        $10,339        $12,990
Pay Per View                                 $7,256        $87,072       $27,881       $111,524       $103,952       $117,381
Primary Additional Outlet                        $0             $0            $0             $0             $0             $0
Remote Control                                 $348         $4,176          $982         $3,928         $4,148         $4,049
Converter Rental                            $38,330       $459,960      $115,280       $461,120       $472,318       $488,851
Maintenance Contracts                        $5,705        $68,460       $17,374        $69,496        $68,243        $62,257
New Customer Pay Installs                        $0             $0            $0             $0             $0             $5
New Customer Basic Installs                    $992        $11,904        $5,602        $22,408        $17,625        $28,145
Installation Materials Charge                   $45           $540          $388         $1,552         $1,095           $400
Installs Non New Customers                   $3,314        $39,768       $11,168        $44,672        $68,262        $72,044
Classified Ads                                 $157         $1,884        $1,780         $7,120         $4,631         $4,578
Ad Insertion Sales                          $16,008       $192,096       $44,506       $178,024       $130,958        $93,171
Ad Sales Other                                   $0             $0            $0             $0             $0             $0
Production & Location Origination              $297         $3,564          $773         $3,092           $773             $0
Other Late Charges                           $4,370        $52,440       $13,135        $52,540        $57,190        $63,319
Other Rent                                    ($275)       ($3,300)         $275         $1,100         $2,695         $3,025
Other Copyright Pass Through                     $0             $0            $0             $0             $0             $0
Other Miscellaneous                              $0             $0            $0             $0             $5            $40
FCC User Fees Pass Through                     $429         $5,148        $1,288         $5,152         $5,259         $5,100
Other Programmers                               $35           $420       $15,970        $63,880        $16,482             $0
QVC Monthly Commission                         $943        $11,316        $4,453        $17,812        $16,730        $15,131
QVC Carriage Payment                             $0             $0        $3,138        $12,552        $12,150        $14,020
HSN Monthly Commission                         $240         $2,880          $683         $2,732         $9,597             $0
Guides                                       $1,747        $20,964        $5,477        $21,908        $22,758        $26,072
                                           --------     ----------    ----------     ----------     ----------     ----------

Total Revenues                             $436,375     $5,236,500    $1,329,784     $5,319,136     $5,077,787     $5,045,933



                                                                            ---------------
                                            -----------------------------      ADJUSTED
                                             TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                                ENDING         ENDING        ENDING 12/31/96
                                               12/31/94       12/31/93         ANNUALIZED
                                            -----------------------------   ---------------
REVENUES

Primary - First Outlet                         $2,064,907     $2,092,282        $2,140,668
Primary Commercial                                 $5,349         $4,275            $8,520
Expanded Tier                                          $0             $0                $0
AG Tier                                                $0       $471,849                $0
AJ Tier                                                $0       $512,290                $0
Al Tier                                          $159,998           $861          $676,608
Radio Services                                    $58,903        $24,419           $34,596
Pay Cable First Outlet                           $589,479       $539,269          $427,056
Ala Carte                                      $1,127,729       $292,192                $0
New Product Tier 1                                     $0             $0          $980,712
Mini Pay                                          $18,230        $34,771            $9,048
Pay Per View                                     $124,007        $99,986           $87,072
Primary Additional Outlet                              $0       $226,545                $0
Remote Control                                     $4,158       $280,149            $4,176
Converter Rental                                 $489,185       $119,585          $459,960
Maintenance Contracts                             $47,496             $0           $68,460
New Customer Pay Installs                              $5         $2,045                $0
New Customer Basic Installs                       $50,357        $63,122           $11,904
Installation Materials Charge                          $0             $0              $540
Installs Non New Customers                        $81,141        $91,838           $39,768
Classified Ads                                     $6,560         $1,260            $1,884
Ad Insertion Sales                               $111,734        $54,651          $192,096
Ad Sales Other                                         $0            $59                $0
Production & Location Origination                    $340         $1,013            $3,564
Other Late Charges                                $68,172        $51,488           $52,440
Other Rent                                         $3,250         $1,300                $0
Other Copyright Pass Through                           $0        $54,187                $0
Other Miscellaneous                                   $10         $1,770                $0
FCC User Fees Pass Through                           $120             $0            $5,148
Other Programmers                                      $0             $0              $420
QVC Monthly Commission                            $19,432        $12,899           $11,316
QVC Carriage Payment                              $14,020        $14,018                $0
HSN Monthly Commission                                 $0             $0            $2,880
Guides                                            $35,416        $55,022           $20,964
                                               ----------     ----------        ----------

Total Revenues                                 $5,079,998     $5,103,145        $5,239,800

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  BURKE, NC


                                       ---------------------------------------------------------------------------------------
                                         ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS
                                           ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96    ENDING         ENDING
                                          12/31/96      ANNUALIZED     12/31/96      ANNUALIZED      12/31/96       12/31/95
                                       ---------------------------------------------------------------------------------------
EXPENSES

Technical Salary - Supervisor                   $0             $0            $0             $0             $0             $0
Technical Salary - Technician              $10,403       $124,836       $31,038       $124,152       $117,953       $126,035
Technical Salary - Dispatcher               $1,185        $14,220        $3,691        $14,764        $12,477        $14,695
Technical Salary - Installers               $4,103        $49,236       $11,623        $46,492        $43,935        $38,074
Overtime/Standby                            $2,018        $24,216        $5,847        $23,388        $32,158        $47,599
Payroll Taxes                               $1,135        $13,620        $3,988        $15,952        $15,329        $17,992
Group Insurance                             $1,020        $12,240        $4,544        $18,176        $22,443        $18,424
Other Benefits                             ($7,906)      ($94,872)      ($6,214)      ($24,856)        $1,400        $11,514
Tech. Allocated Personnel Expense           $1,451        $17,412        $3,504        $14,016        $17,104         $8,566
Tech. Allocated P/R Benefit                   $325         $3,900          $737         $2,948         $3,927         $2,080
Rent - Headend                                  $0             $0            $0             $0             $0             $0
Rent - Poles and Ducts                     $14,014       $168,168       $42,042       $168,168       $133,373        $77,997
R & M Plant                                     $0             $0           $15            $60           $445         $1,336
R & M Other                                 $2,847        $34,164        $5,233        $20,932        $11,194         $3,062
Material and Reconnect                      $1,758        $21,096        $6,625        $26,500        $18,197         $8,006
Vehicle - Gas & Oil                         $3,569        $42,828        $7,866        $31,464        $21,596        $23,575
Vehicle - Service                             $726         $8,712        $2,182         $8,728         $8,676         $9,952
T & E System Travel                             $0             $0            $0             $0           $127           $222
T & E System Non-Travel                         $0             $0            $0             $0             $0             $0
Dues & Subscriptions                            $0             $0          $143           $572         $1,408         $1,659
Education                                       $0             $0            $0             $0             $0           $223
System Power Costs                          $5,632        $67,584       $17,453        $69,812        $67,968        $64,859
Recruiting                                      $0             $0            $0             $0            $50            $44
Loss on Converters                             $58           $696          $174           $696           $696         $1,200
Property Taxes                             ($6,569)      ($78,828)        ($329)       ($1,316)       $24,952        $35,328
Uniforms                                    $1,063        $12,756        $1,847         $7,388         $5,735         $4,217
Small Tool and Safety                           $0             $0           $58           $232           $684         $1,131
Capital Labor & OH Construction            ($7,386)      ($88,632)     ($27,202)     ($108,808)     ($185,451)      ($99,477)
Capital Labor & OH Customer                  ($644)       ($7,728)      ($2,958)      ($11,832)      ($42,463)      ($43,123)
Production & L.O. Personnel Costs               $0             $0            $0             $0             $0             $0
Production & L.O. Other Expenses                $0             $0            $0             $0             $0             $0
Ad Sales Payroll Taxes                          $0             $0            $0             $0            $19           $346
Ad Sales Group Insurance                        $0             $0            $0             $0             $0          ($142)
Ad Sales Alloc. Personnel Expense           $1,264        $15,168        $3,523        $14,092        $14,251        $12,975
Ad Sales Alloc. P/R Benefit                   $437         $5,244        $1,407         $5,628         $5,660         $4,348
Employee Commissions                            $0             $0            $0             $0           $226         $3,941
Other Ad Sale Expenses                      $1,271        $15,252        $4,130        $16,520        $15,287        $16,625


                                                                            ---------------
                                            -----------------------------      ADJUSTED
                                             TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                                ENDING         ENDING        ENDING 12/31/96
                                               12/31/94       12/31/93         ANNUALIZED
                                            -----------------------------   ---------------
EXPENSES

Technical Salary - Supervisor                    $31,691        $30,472                $0
Technical Salary - Technician                   $129,889       $124,671          $124,836
Technical Salary - Dispatcher                    $14,150        $13,374           $14,220
Technical Salary - Installers                    $39,774        $45,100           $49,236
Overtime/Standby                                 $29,759        $26,787           $24,216
Payroll Taxes                                    $22,200        $22,756           $13,620
Group Insurance                                  $11,796        $28,523           $12,240
Other Benefits                                   $16,443        $16,248                $0
Tech. Allocated Personnel Expense                     $0             $0           $17,412
Tech. Allocated P/R Benefit                           $0             $0            $3,900
Rent - Headend                                        $0             $0                $0
Rent - Poles and Ducts                           $75,962        $69,918          $168,168
R & M Plant                                       $1,879           $292                $0
R & M Other                                       $4,274         $2,556           $34,164
Material and Reconnect                            $5,436         $3,000           $21,096
Vehicle - Gas & Oil                              $19,603        $19,713           $42,828
Vehicle - Service                                $11,954         $6,720            $8,712
T & E System Travel                               $1,150         $2,138                $0
T & E System Non-Travel                               $0           $194                $0
Dues & Subscriptions                              $1,148         $1,913                $0
Education                                             $0           $217                $0
System Power Costs                               $67,552        $67,490           $67,584
Recruiting                                          $149             $0                $0
Loss on Converters                                $1,200         $1,200              $696
Property Taxes                                   $48,689        $45,600           $25,000
Uniforms                                          $4,481         $4,238           $12,756
Small Tool and Safety                             $1,665         $1,342                $0
Capital Labor & OH Construction                 ($50,080)      ($60,659)               $0
Capital Labor & OH Customer                     ($55,017)      ($43,436)               $0
Production & L.O. Personnel Costs                $17,224             $0                $0
Production & L.O. Other Expenses                    $911         $1,719                $0
Ad Sales Payroll Taxes                            $2,281         $2,760                $0
Ad Sales Group Insurance                            $484         $4,863                $0
Ad Sales Alloc. Personnel Expense                $13,444         $7,918           $15,168
Ad Sales Alloc. P/R Benefit                       $4,844         $2,736            $5,244
Employee Commissions                             $28,252        $12,134                $0
Other Ad Sale Expenses                           $21,875        $31,647           $15,252

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  BURKE, NC



                                       ---------------------------------------------------------------------------------------
                                         ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS
                                           ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96    ENDING         ENDING
                                          12/31/96      ANNUALIZED     12/31/96      ANNUALIZED      12/31/96       12/31/95
                                       ---------------------------------------------------------------------------------------
Marketing Salary & Benefits                      $0             $0            $0             $0             $0             $0
Marketing Employee Commissions                 $441         $5,292          $711         $2,844           $844           $221
Marketing Expenses                           $6,514        $78,168        $5,421        $21,684        $36,286        $46,009
Dues and Subscriptions                          $41           $492          $131           $524           $331         $1,333
Pay Per View Expenses                        $1,259        $15,108        $4,552        $18,208        $20,113        $24,242
Video Game Expenses                              $0             $0            $0             $0             $0             $0
Miscellaneous Marketing Expenses             $3,240        $38,880        $7,322        $29,288        $12,144         $6,649
G & A Salary - Supervisor                        $0             $0            $0             $0             $0        $23,366
G & A Salary - CSR                           $6,917        $83,004       $20,771        $83,084        $84,179        $69,180
G & A Overtime/Standby                         $538         $6,456        $1,217         $4,868         $8,984         $5,390
G & A Payroll Taxes                            $530         $6,360        $1,768         $7,072         $8,051         $8,451
G & A Group Insurance                          $472         $5,664        $2,621        $10,484        $13,489        $15,133
G & A Other Benefits                          ($906)      ($10,872)      ($2,718)      ($10,872)      ($10,872)       ($2,489)
Contract Labor                                   $0             $0           $48           $192         $3,648           $224
G & A Allocated Personnel Expense            $3,596        $43,152       $11,181        $44,724        $40,231        $15,263
G & A Allocated P/R Benefit                  $1,882        $22,584        $3,690        $14,760        $10,148         $3,400
Rent - Office                                    $0             $0            $0             $0             $0             $0
R & M - Office                                 $618         $7,416        $1,760         $7,040         $8,365         $6,080
Office Supplies                                $467         $5,604        $1,287         $5,148         $6,257         $5,979
Xerox & Printing                                $89         $1,068          $574         $2,296         $3,080         $1,938
Vehicle - Gas & Oil                              $0             $0           $36           $144           $208           $128
T & E System Travel                              $0             $0          $146           $584           $921           $373
T & E System Non-Travel                          $0             $0           $17            $68           $400            $13
Dues and Subscriptions                         $148         $1,776          $314         $1,256           $384           $635
Conventions - Travel                             $0             $0            $0             $0           $198            $13
Education                                        $7            $84            $6            $24           $635         $2,254
Recruiting                                       $0             $0            $0             $0            $27             $0
Insurance                                    $7,511        $90,132       $14,973        $59,892       $113,877        $90,917
Legal                                          $450         $5,400        $4,850        $19,400        $10,983         $8,858
Audit & Taxes                                  $762         $9,144        $2,285         $9,140        $11,406        $15,709
Association - Dues                             $305         $3,660          $917         $3,668         $3,803         $4,691
Association - Lobbying                          $68           $816          $203           $812           $837           $886
Political Contribution                           $0             $0            $0             $0             $0             $0
Donations/Public Relations                     $261         $3,132          $499         $1,996         $1,186         $4,291
Customer Billing                             $4,896        $58,752       $15,069        $60,276        $62,072        $66,402
Postage & Messengers                         $3,995        $47,940       $12,592        $50,368        $52,083        $50,460
Utilities                                      $357         $4,284        $1,187         $4,748         $5,901         $5,960
Telephone                                    $1,705        $20,460        $4,073        $16,292        $16,787        $16,187
Tax & Licenses                                  $94         $1,128          $303         $1,212         $1,838           $392



                                                                            ---------------
                                            -----------------------------      ADJUSTED
                                             TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                                ENDING         ENDING        ENDING 12/31/96
                                               12/31/94       12/31/93         ANNUALIZED
                                            -----------------------------   ---------------
Marketing Salary & Benefits                         $0            $29                $0
Marketing Employee Commissions                  $2,619         $3,878            $5,292
Marketing Expenses                             $80,112        $38,090           $78,168
Dues and Subscriptions                            $573         $2,575              $492
Pay Per View Expenses                          $22,329        $15,732           $15,108
Video Game Expenses                                 $0             $0                $0
Miscellaneous Marketing Expenses                $5,592         $6,250           $38,880
G & A Salary - Supervisor                      $67,016        $64,061                $0
G & A Salary - CSR                             $63,316        $57,121           $83,004
G & A Overtime/Standby                          $5,032         $4,570            $6,456
G & A Payroll Taxes                            $12,962        $12,545            $6,360
G & A Group Insurance                          $11,280        $26,291            $5,664
G & A Other Benefits                            $3,057        $27,720          ($10,872)
Contract Labor                                      $0             $0                $0
G & A Allocated Personnel Expense             ($19,531)            $0           $43,152
G & A Allocated P/R Benefit                    ($2,469)            $0           $22,584
Rent - Office                                       $0         $4,208                $0
R & M - Office                                  $4,067         $5,858            $7,416
Office Supplies                                 $6,935         $5,235            $5,604
Xerox & Printing                                $3,027         $3,855            $1,068
Vehicle - Gas & Oil                               $718           $524                $0
T & E System Travel                             $5,040           $801                $0
T & E System Non-Travel                             $0         $1,099                $0
Dues and Subscriptions                            $687           $508            $1,776
Conventions - Travel                               $75         $1,452                $0
Education                                       $1,782           $715               $84
Recruiting                                         $95             $0                $0
Insurance                                      $95,757        $80,960           $90,132
Legal                                           $9,400         $6,400            $5,400
Audit & Taxes                                  $25,084        $31,758            $9,144
Association - Dues                              $5,375         $5,804            $3,660
Association - Lobbying                            $920             $0              $816
Political Contribution                            $100            $29                $0
Donations/Public Relations                      $4,826         $3,900            $3,132
Customer Billing                               $69,564        $66,873           $58,752
Postage & Messengers                           $52,996        $49,570           $47,940
Utilities                                       $7,664         $6,535            $4,284
Telephone                                      $16,972        $17,628           $20,460
Tax & Licenses                                    $263         $1,169            $1,128

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  BURKE, NC



                                       ---------------------------------------------------------------------------------------
                                         ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS
                                           ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96    ENDING         ENDING
                                          12/31/96      ANNUALIZED     12/31/96      ANNUALIZED      12/31/96       12/31/95
                                       ---------------------------------------------------------------------------------------
FCC User Fees                                  $473         $5,676        $1,417         $5,668         $5,904         $5,491
Reregulation Costs                               $4            $48        $3,505        $14,020         $9,886        $16,240
CATV Franchise                               $6,894        $82,728       $15,692        $62,768        $45,484        $69,124
Copyright Fees                              $14,819       $177,828       $33,726       $134,904       $120,035        $91,053
BMI License Fees                                 $0             $0         ($567)       ($2,268)        $3,917             $0
ASCAP License Fees                             $649         $7,788        $1,948         $7,792         $5,009             $0
Bad Debt Expense                             $4,368        $52,416        $8,625        $34,500        $54,212        $68,861
Cap. Labor & OH Other                         ($186)       ($2,232)        ($745)       ($2,980)       ($9,058)      ($13,263)
G & A Miscellaneous Expense                    $602         $7,224        $1,723         $6,892         $2,501         $2,321
Primary Satellite Fees                      $44,245       $530,940      $133,476       $533,904       $533,833       $497,181
Program Guides                               $1,360        $16,320        $5,860        $23,440        $21,264        $20,904
Pay TV Fees                                 $19,041       $228,492       $50,929       $203,716       $273,126       $370,035
Pay Per View Fees                            $4,557        $54,684       $16,038        $64,152        $59,250        $54,746
                                           --------     ----------      --------     ----------     ----------     ----------
Total Expenses                             $174,857     $2,098,284      $510,400     $2,041,600     $2,023,543     $2,094,514

Operating Income                           $261,518     $3,138,216      $819,384     $3,277,536     $3,054,244     $2,951,419

Operating Margin                              59.93%         59.93%        61.62%         61.62%         60.15%         58.49%

                                                                            ---------------
                                            -----------------------------      ADJUSTED
                                             TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                                ENDING         ENDING        ENDING 12/31/96
                                               12/31/94       12/31/93         ANNUALIZED
                                            -----------------------------   ---------------
FCC User Fees                                    $4,164             $0            $5,676
Reregulation Costs                              $17,935        $13,149               $48
CATV Franchise                                  $73,527       $106,468           $82,728
Copyright Fees                                  $40,746       $144,292          $177,828
BMI License Fees                                     $0             $0                $0
ASCAP License Fees                                   $0             $0            $7,788
Bad Debt Expense                                $72,445        $84,451           $52,416
Cap. Labor & OH Other                          ($16,753)      ($14,562)               $0
G & A Miscellaneous Expense                      $3,230         $2,921            $7,224
Primary Satellite Fees                         $436,931       $457,835          $530,940
Program Guides                                  $22,404        $23,984           $16,320
Pay TV Fees                                    $381,017       $354,187          $228,492
Pay Per View Fees                               $68,247        $60,329           $54,684
                                             ----------     ----------        ----------
Total Expenses                               $2,192,190     $2,280,941        $2,395,576

Operating Income                             $2,887,808     $2,822,204        $2,844,224

Operating Margin                                  56.85%         55.30%            54.28%

SYSTEM LOCATION:  BURKE, NC

                                      -------------------------------------------------------------------------
                                        ADJUSTED         ADJUSTED      ADJUSTED       ADJUSTED       ADJUSTED
                                       THREE MONTHS   TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                      ENDING 12/31/96     ENDING        ENDING         ENDING         ENDING
                                        ANNUALIZED       12/31/96      12/31/95       12/31/94       12/31/93
                                      -------------------------------------------------------------------------
REVENUES

Primary - First Outlet                   $2,130,116     $2,042,600    $2,040,107     $2,064,907     $2,092,282
Primary Commercial                           $8,520         $8,520        $8,752         $5,349         $4,275
Expanded Tier                                    $0             $0            $0             $0             $0
AG Tier                                          $0             $0            $0             $0       $471,849
AJ Tier                                          $0             $0            $0             $0       $512,290
AL Tier                                    $648,320       $574,897      $406,998       $159,998           $861
Radio Services                              $35,484        $39,156       $47,713        $58,903        $24,419
Pay Cable First Outlet                     $420,420       $495,343      $583,725       $589,479       $539,269
Ala Carte                                        $0             $0            $0     $1,127,729       $292,192
New Product Tier 1                         $986,268       $892,061      $948,060             $0             $0
Mini Pay                                     $9,396        $10,339       $12,990        $18,230        $34,771
Pay Per View                               $111,524       $103,952      $117,381       $124,007        $99,986
Primary Additional Outlet                        $0             $0            $0             $0       $226,545
Remote Control                               $3,928         $4,148        $4,049         $4,158       $280,149
Converter Rental                           $461,120       $472,318      $488,851       $489,185       $119,585
Maintenance Contracts                       $69,496        $68,243       $62,257        $47,496             $0
New Customer Pay Installs                        $0             $0            $5             $5         $2,045
New Customer Basic Installs                 $22,408        $17,625       $28,145        $50,357        $63,122
Installation Materials Charge                $1,552         $1,095          $400             $0             $0
Installs Non New Customers                  $44,672        $68,262       $72,044        $81,141        $91,838
Classified Ads                               $7,120         $4,631        $4,578         $6,560         $1,260
Ad Insertion Sales                         $178,024       $130,958       $93,171       $111,734        $54,651
Ad Sales Other                                   $0             $0            $0             $0            $59
Production & Location Origination            $3,092           $773            $0           $340         $1,013
Other Late Charges                          $52,540        $57,190       $63,319        $68,172        $51,488
Other Rent                                   $1,100         $2,695        $3,025         $3,250         $1,300
Other Copyright Pass Through                     $0             $0            $0             $0        $54,187
Other Miscellaneous                              $0             $5           $40            $10         $1,770
FCC User Fees Pass Through                   $5,152         $5,259        $5,100           $120             $0
Other Programmers                           $63,880        $16,482            $0             $0             $0
QVC Monthly Commission                      $17,812        $16,730       $15,131        $19,432        $12,899
QVC Carriage Payment                        $12,552        $12,150       $14,020        $14,020        $14,018
HSN Monthly Commission                       $2,732         $9,597            $0             $0             $0
Guides                                      $21,908        $22,758       $26,072        $35,416        $55,022
                                         ----------     ----------    ----------     ----------     ----------

Total Revenues                           $5,319,136     $5,077,787    $5,045,933     $5,079,998     $5,103,145

SYSTEM LOCATION:  BURKE, NC

                                      -------------------------------------------------------------------------
                                        ADJUSTED         ADJUSTED      ADJUSTED       ADJUSTED       ADJUSTED
                                       THREE MONTHS   TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                      ENDING 12/31/96     ENDING        ENDING         ENDING         ENDING
                                        ANNUALIZED       12/31/96      12/31/95       12/31/94       12/31/93
                                      -------------------------------------------------------------------------
EXPENSES

Technical Salary - Supervisor                 $0             $0            $0        $31,691        $30,472
Technical Salary - Technician           $124,152       $117,953      $126,035       $129,889       $124,671
Technical Salary - Dispatcher            $14,764        $12,477       $14,695        $14,150        $13,374
Technical Salary - Installers            $46,492        $43,935       $38,074        $39,774        $45,100
Overtime/Standby                         $23,388        $32,158       $47,599        $29,759        $26,787
Payroll Taxes                            $15,952        $15,329       $17,992        $22,200        $22,756
Group Insurance                          $18,176        $22,443       $18,424        $11,796        $28,523
Other Benefits                                $0         $1,400       $11,514        $16,443        $16,248
Tech. Allocated Personnel Expense        $14,016        $17,104        $8,566             $0             $0
Tech. Allocated P/R Benefit               $2,948         $3,927        $2,080             $0             $0
Rent - Headend                                $0             $0            $0             $0             $0
Rent - Poles and Ducts                  $168,168       $133,373       $77,997        $75,962        $69,918
R & M Plant                                  $60           $445        $1,336         $1,879           $292
R & M Other                              $20,932        $11,194        $3,062         $4,274         $2,556
Material and Reconnect                   $26,500        $18,197        $8,006         $5,436         $3,000
Vehicle - Gas & Oil                      $31,464        $21,596       $23,575        $19,603        $19,713
Vehicle - Service                         $8,728         $8,676        $9,952        $11,954         $6,720
T & E System Travel                           $0           $127          $222         $1,150         $2,138
T & E System Non-Travel                       $0             $0            $0             $0           $194
Dues & Subscriptions                        $572         $1,408        $1,659         $1,148         $1,913
Education                                     $0             $0          $223             $0           $217
System Power Costs                       $69,812        $67,968       $64,859        $67,552        $67,490
Recruiting                                    $0            $50           $44           $149             $0
Loss on Converters                          $696           $696        $1,200         $1,200         $1,200
Property Taxes                           $25,000        $24,952       $35,328        $48,689        $45,600
Uniforms                                  $7,388         $5,735        $4,217         $4,481         $4,238
Small Tool and Safety                       $232           $684        $1,131         $1,665         $1,342
Capital Labor & OH Construction               $0             $0            $0             $0             $0
Capital Labor & OH Customer                   $0             $0            $0             $0             $0
Production & L.O. Personnel Costs             $0             $0            $0        $17,224             $0
Production & L.O. Other Expenses              $0             $0            $0           $911         $1,719
Ad Sales Payroll Taxes                        $0            $19          $346         $2,281         $2,760
Ad Sales Group Insurance                      $0             $0            $0           $484         $4,863
Ad Sales Alloc. Personnel Expense        $14,092        $14,251       $12,975        $13,444         $7,918
Ad Sales Alloc. P/R Benefit               $5,628         $5,660        $4,348         $4,844         $2,736
Employee Commissions                          $0           $226        $3,941        $28,252        $12,134
Other Ad Sale Expenses                   $16,520        $15,287       $16,625        $21,875        $31,647

SYSTEM LOCATION:  BURKE, NC


                                      -------------------------------------------------------------------------
                                        ADJUSTED         ADJUSTED      ADJUSTED       ADJUSTED       ADJUSTED
                                       THREE MONTHS   TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                      ENDING 12/31/96     ENDING        ENDING         ENDING         ENDING
                                        ANNUALIZED       12/31/96      12/31/95       12/31/94       12/31/93
                                      -------------------------------------------------------------------------
Marketing Salary & Benefits                 $0             $0            $0             $0            $29
Marketing Employee Commissions          $2,844           $844          $221         $2,619         $3,878
Marketing Expenses                     $21,684        $36,286       $46,009        $80,112        $38,090
Dues and Subscriptions                    $524           $331        $1,333           $573         $2,575
Pay Per View Expenses                  $18,208        $20,113       $24,242        $22,329        $15,732
Video Game Expenses                         $0             $0            $0             $0             $0
Miscellaneous Marketing Expenses       $29,288        $12,144        $6,649         $5,592         $6,250
G & A Salary - Supervisor                   $0             $0       $23,366        $67,016        $64,061
G & A Salary - CSR                     $83,084        $84,179       $69,180        $63,316        $57,121
G & A Overtime/Standby                  $4,868         $8,984        $5,390         $5,032         $4,570
G & A Payroll Taxes                     $7,072         $8,051        $8,451        $12,962        $12,545
G & A Group Insurance                  $10,484        $13,489       $15,133        $11,280        $26,291
G & A Other Benefits                  ($10,872)      ($10,872)      ($2,489)        $3,057        $27,720
Contract Labor                            $192         $3,648          $224             $0             $0
G & A Allocated Personnel Expense      $44,724        $40,231       $15,263       ($19,531)            $0
G & A Allocated P/R Benefit            $14,760        $10,148        $3,400        ($2,469)            $0
Rent - Office                               $0             $0            $0             $0         $4,208
R & M - Office                          $7,040         $8,365        $6,080         $4,067         $5,858
Office Supplies                         $5,148         $6,257        $5,979         $6,935         $5,235
Xerox & Printing                        $2,296         $3,080        $1,938         $3,027         $3,855
Vehicle - Gas & Oil                       $144           $208          $128           $718           $524
T & E System Travel                       $584           $921          $373         $5,040           $801
T & E System Non-Travel                    $68           $400           $13             $0         $1,099
Dues and Subscriptions                  $1,256           $384          $635           $687           $508
Conventions - Travel                        $0           $198           $13            $75         $1,452
Education                                  $24           $635        $2,254         $1,782           $715
Recruiting                                  $0            $27            $0            $95             $0
Insurance                              $59,892       $113,877       $90,917        $95,757        $80,960
Legal                                  $19,400        $10,983        $8,858         $9,400         $6,400
Audit & Taxes                           $9,140        $11,406       $15,709        $25,084        $31,758
Association - Dues                      $3,668         $3,803        $4,691         $5,375         $5,804
Association - Lobbying                    $812           $837          $886           $920             $0
Political Contribution                      $0             $0            $0           $100            $29
Donations/Public Relations              $1,996         $1,186        $4,291         $4,826         $3,900
Customer Billing                       $60,276        $62,072       $66,402        $69,564        $66,873
Postage & Messengers                   $50,368        $52,083       $50,460        $52,996        $49,570
Utilities                               $4,748         $5,901        $5,960         $7,664         $6,535
Telephone                              $16,292        $16,787       $16,187        $16,972        $17,628
Tax & Licenses                          $1,212         $1,838          $392           $263         $1,169

SYSTEM LOCATION:  BURKE, NC

                                      -------------------------------------------------------------------------
                                        ADJUSTED         ADJUSTED      ADJUSTED       ADJUSTED       ADJUSTED
                                       THREE MONTHS   TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                      ENDING 12/31/96     ENDING        ENDING         ENDING         ENDING
                                        ANNUALIZED       12/31/96      12/31/95       12/31/94       12/31/93
                                      -------------------------------------------------------------------------
FCC User Fees                             $5,668         $5,904        $5,491         $4,164             $0
Reregulation Costs                       $14,020         $9,886       $16,240        $17,935        $13,149
CATV Franchise                           $62,768        $45,484       $69,124        $73,527       $106,468
Copyright Fees                          $134,904       $120,035       $91,053        $40,746       $144,292
BMI License Fees                              $0         $3,917            $0             $0             $0
ASCAP License Fees                        $7,792         $5,009            $0             $0             $0
Bad Debt Expense                         $34,500        $54,212       $68,861        $72,445        $84,451
Cap. Labor & OH Other                         $0             $0            $0             $0             $0
G & A Miscellaneous Expense               $6,892         $2,501        $2,321         $3,230         $2,921
Primary Satellite Fees                  $533,904       $533,833      $497,181       $436,931       $457,835
Program Guides                           $23,440        $21,264       $20,904        $22,404        $23,984
Pay TV Fees                             $203,716       $273,126      $370,035       $381,017       $354,187
Pay Per View Fees                        $64,152        $59,250       $54,746        $68,247        $60,329
                                         --------       --------      --------       --------       -------
Total Expenses                        $2,218,660     $2,260,515    $2,250,519     $2,314,040     $2,399,598

Operating Income                      $3,100,476     $2,817,272    $2,795,414     $2,765,958     $2,703,547

Operating Margin                           58.29%         55.48%        55.40%         54.45%         52.98%


                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION: CALIFORNIA CITY

                                       ----------------------------------------------------------------------------------------
                                         ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS
                                           ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96    ENDING         ENDING
                                          12/31/96      ANNUALIZED     12/31/96      ANNUALIZED      12/31/96       12/31/95
                                       ----------------------------------------------------------------------------------------
REVENUES

Primary First Outlet                        $30,304       $363,648       $90,303       $361,212       $351,579       $361,745
Primary Commercial                           $1,082        $12,984        $3,246        $12,984        $12,984         $5,244
Expanded Tier                                    $0             $0            $0             $0             $0             $0
AG Tier                                          $0             $0            $0             $0             $0             $0
AL Tier                                     $10,926       $131,112       $32,871       $131,484       $136,376       $145,695
Radio Services                                 $501         $6,012        $1,509         $6,036         $6,423         $7,683
Pay Cable First Outlet                       $6,553        $78,636       $19,861        $79,444        $90,571       $103,443
Pay Cable Additional Outlet                    $273         $3,276          $827         $3,308         $3,889         $4,328
Ala Carte                                        $0             $0            $0             $0             $0             $0
New Product Tier 1                           $5,066        $60,792       $15,171        $60,684        $51,265        $40,814
Primary Additional Outlet                        $0             $0            $0             $0             $0             $0
Remote Control                                 $272         $3,264          $817         $3,268         $3,515         $3,622
Converter Rental                             $4,155        $49,860       $12,570        $50,280        $54,098        $55,694
Maintenance Contracts                          $355         $4,260        $1,099         $4,396         $4,679         $4,286
New Customer Basic Installs                      $0             $0            $0             $0         $2,425        $14,401
Installation Materials Charge                    $7            $84            $7            $28            $12           $249
Installs - Non New Customers                 $1,445        $17,340        $3,730        $14,920        $14,443        $10,272
Guides                                          $67           $804          $247           $988           $752             $0
Other Late Charges                             $575         $6,900        $2,065         $8,260         $8,695         $7,930
Other Miscellaneous                              $0             $0            $0             $0             $0             $0
FCC User Fees Pass Through                      $79           $948          $241           $964           $991           $985
Ad Sales Other                                   $0             $0            $0             $0             $0             $0
Other Programmers                                $6            $72        $2,988        $11,952         $3,432             $0
QVC Monthly Commission                         $224         $2,688          $650         $2,600         $3,064         $6,129
HSN Monthly Commission                         $170         $2,040          $486         $1,944         $2,222         $1,933
HSN Carriage Payment                           $152         $1,824          $457         $1,828         $1,829         $1,829
                                            -------       --------      --------       --------       --------       --------

Total Revenues                              $62,212       $746,544      $189,145       $756,580       $753,244       $776,282

EXPENSES

Technical Allocated Personnel Expense          $858        $10,296        $3,883        $15,532         $7,650        $10,773
Technical Allocated P/R Benefit                $268         $3,216        $1,189         $4,756         $7,448         $6,757
Technical Allocated Department Expense         $335         $4,020        $1,398         $5,592        $14,934        $22,749
Rent - Headend                                 $494         $5,928        $2,928        $11,712         $5,928         $5,800
Rent - Poles and Ducts                       $1,169        $14,028        $3,401        $13,604        $10,495         $8,000
R & M Plant                                      $0             $0            $0             $0         $1,735             $0

                                                                         --------------
                                          ------------------------------      ADJUSTED
                                           TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                              ENDING         ENDING        ENDING 12/31/96
                                             12/31/94       12/31/93         ANNUALIZED
                                          ------------------------------   ---------------
REVENUES

Primary First Outlet                          $417,802       $349,297          $363,648
Primary Commercial                              $5,244         $7,988           $12,984
Expanded Tier                                       $0             $0                $0
AG Tier                                             $0        $19,353                $0
AL Tier                                        $80,045           ($27)         $131,112
Radio Services                                  $9,082         $3,756            $6,012
Pay Cable First Outlet                         $91,449        $83,463           $78,636
Pay Cable Additional Outlet                     $4,464         $4,066            $3,276
Ala Carte                                      $35,580        $65,132                $0
New Product Tier 1                                  $0             $0           $60,792
Primary Additional Outlet                           $0        $21,440                $0
Remote Control                                  $3,419        $17,133            $3,264
Converter Rental                               $57,579        $20,434           $49,860
Maintenance Contracts                           $1,788             $0            $4,260
New Customer Basic Installs                    $19,922        $11,333                $0
Installation Materials Charge                       $0             $0               $84
Installs - Non New Customers                    $6,687         $7,047           $17,340
Guides                                              $0             $3              $804
Other Late Charges                              $7,110         $7,900            $6,900
Other Miscellaneous                                 $0            $47                $0
FCC User Fees Pass Through                         $12             $0              $948
Ad Sales Other                                      $0             $9                $0
Other Programmers                                   $0             $0               $72
QVC Monthly Commission                              $0             $0            $2,688
HSN Monthly Commission                              $0             $0            $2,040
HSN Carriage Payment                                $0             $0            $1,824
                                              --------       --------          --------
Total Revenues                                $740,183       $618,374          $746,544

EXPENSES

Technical Allocated Personnel Expense          $37,783        $35,695           $10,296
Technical Allocated P/R Benefit                 $9,279         $9,378            $3,216
Technical Allocated Department Expense         $12,079         $7,598            $4,020
Rent - Headend                                  $5,800         $2,366            $5,928
Rent - Poles and Ducts                          $6,775         $5,794           $14,028
R & M Plant                                         $0             $0                $0


                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION: CALIFORNIA CITY


                                       ----------------------------------------------------------------------------------------
                                         ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS
                                           ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96    ENDING         ENDING
                                          12/31/96      ANNUALIZED     12/31/96      ANNUALIZED      12/31/96       12/31/95
                                       ----------------------------------------------------------------------------------------
R & M Other                                    $175         $2,100          $174           $696           $829         $1,644
Material and Reconnect                       $1,011        $12,132        $2,137         $8,548        $10,030         $6,546
Vehicle - Gas & Oil                              $1            $12           $21            $84            $41            $68
Vehicle - Service                                $0             $0            $2             $8             $6           $159
T & E System Travel                              $0             $0            $0             $0            $39             $4
T & E System Non-Travel                         $58           $696          $258         $1,032           $321             $0
System Power Costs                           $1,256        $15,072        $3,590        $14,360        $14,559        $15,088
Property Taxes                               $1,113        $13,356        $3,340        $13,360        $13,980        $13,274
Small Tool and Safety                            $0             $0            $0             $0             $0           $359
Capital Labor & OH Construction             ($1,126)      ($13,512)      ($7,098)      ($28,392)      ($15,030)      ($15,418)
Capital Labor & OH Customer                      $0             $0            $0             $0             $0        ($3,091)
Production & LO Alloc. Personnel Benefit         $0             $0            $0             $0            $76             $0
Production & LO Alloc. P/R Benefit               $0             $0            $0             $0            $17             $0
Ad Sales                                         $0             $0            $0             $0             $0             $0
Marketing Employee Commissions                   $0             $0            $0             $0             $0             $0
Marketing Expenses                             $838        $10,056        $1,528         $6,112         $5,131        $10,013
Dues and Subscriptions                           $8            $96           $26           $104            $91           $201
Pay Per View Expenses                           $11           $132           $35           $140           $136            $38
Miscellaneous Marketing Expenses              ($210)       ($2,520)          $60           $240           $833         $1,425
G & A Allocated Personnel Expense              $478         $5,736        $1,432         $5,728         $4,961         $9,255
G & A Allocated P/R Expense                    $532         $6,384          $802         $3,208         $2,355         $2,086
G & A Allocated Department Expense           $1,221        $14,652        $3,844        $15,376        $19,852        $25,265
R & M - Office                                   $0             $0            $2             $8           $319           $444
Office Supplies                                  $0             $0            $0             $0            $99            $93
Xerox & Printing                                 $0             $0            $0             $0             $0           $375
T & E System Travel                              $0             $0            $0             $0             $0            $70
T & E System Non-Travel                          $0             $0           $28           $112           $118             $0
Dues and Subscriptions                           $0             $0           $66           $264           $429           $189
Conventions - Travel                             $0             $0            $0             $0             $0             $0
Insurance                                      $801         $9,612        $2,528        $10,112         $9,976         $9,381
Legal                                          $131         $1,572          $393         $1,572         $1,572         $1,301
Audit & Taxes                                  $762         $9,144        $2,285         $9,140        $14,539         $2,764
Association - Dues                             $115         $1,380          $213           $852           $804         $1,174
Association - Lobbying                          $11           $132           $33           $132           $158           $228
Political Contribution                          $63           $756           $62           $248           $125           $425
Donations/Public Relations                     ($24)         ($288)          $23            $92           $276           $274
Customer Billing                             $1,716        $20,592        $5,220        $20,880        $19,645        $21,873
Postage & Messengers                           $766         $9,192        $2,163         $8,652         $8,451         $9,423
Telephone                                        $0             $0            $1             $4             $4             $5




                                                                           ---------------
                                          ------------------------------      ADJUSTED
                                           TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                              ENDING         ENDING        ENDING 12/31/96
                                             12/31/94       12/31/93         ANNUALIZED
                                          ------------------------------   ---------------
R & M Other                                        $845         $3,313            $2,100
Material and Reconnect                           $2,511             $0           $12,132
Vehicle - Gas & Oil                                 $68            $96               $12
Vehicle - Service                                  $151            $73                $0
T & E System Travel                                  $0             $0                $0
T & E System Non-Travel                              $0             $0              $696
System Power Costs                              $11,654        $10,888           $15,072
Property Taxes                                   $9,659         $6,980           $13,356
Small Tool and Safety                                $0           $102                $0
Capital Labor & OH Construction                ($30,323)      ($29,683)               $0
Capital Labor & OH Customer                    ($13,116)      ($16,816)               $0
Production & LO Alloc. Personnel Benefit             $0             $0                $0
Production & LO Alloc. P/R Benefit                   $0             $0                $0
Ad Sales                                             $0             $0                $0
Marketing Employee Commissions                     $328             $0                $0
Marketing Expenses                              $12,919          ($772)          $10,056
Dues and Subscriptions                             $144           $365               $96
Pay Per View Expenses                                $0             $0              $132
Miscellaneous Marketing Expenses                 $2,453         $5,716            $1,000
G & A Allocated Personnel Expense               $22,790        $20,988            $5,736
G & A Allocated P/R Expense                      $7,705         $2,998            $6,384
G & A Allocated Department Expense              $21,013        $23,533           $14,652
R & M - Office                                     $154            $99                $0
Office Supplies                                    $111           $378                $0
Xerox & Printing                                     $0           $412                $0
T & E System Travel                                 $10             $0                $0
T & E System Non-Travel                              $0            $40                $0
Dues and Subscriptions                             $123           $201                $0
Conventions - Travel                                 $0             $0                $0
Insurance                                        $8,071         $6,446            $9,612
Legal                                            $1,573         $1,260            $1,572
Audit & Taxes                                    $4,330         $1,079            $9,144
Association - Dues                               $1,234           $906            $1,380
Association - Lobbying                             $153             $0              $132
Political Contribution                             $278             $0              $756
Donations/Public Relations                         $227         $2,996                $0
Customer Billing                                $20,697        $19,485           $20,592
Postage & Messengers                             $8,187         $6,836            $9,192
Telephone                                          $357           $749                $0

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION: CALIFORNIA CITY




                                       ----------------------------------------------------------------------------------------
                                           ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS
                                             ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96    ENDING         ENDING
                                            12/31/96      ANNUALIZED     12/31/96      ANNUALIZED      12/31/96       12/31/95
                                       ----------------------------------------------------------------------------------------
Tax & Licenses                                   $0             $0            $0             $0           $340            $20
FCC User Fees                                   $85         $1,020          $159           $636         $1,112         $1,007
Reregulation Costs                               $0             $0        $1,032         $4,128         $1,674           $520
CATV Franchise                                  $30           $360          $208           $832         $1,596        $15,249
Copyright Fees                                 $174         $2,088          $515         $2,060         $2,477         $1,630
ASCAP License Fees                             $103         $1,236          $309         $1,236           $795             $0
Bad Debt Expense                               $573         $6,876       ($2,648)      ($10,592)        $2,526        $10,706
Cap. Labor & OH Other                            $0             $0         ($399)       ($1,596)       ($1,197)      ($12,534)
G & A Miscellaneous Expense                     $48           $576           $67           $268           $177           $171
Primary Satellite Fees                       $7,979        $95,748       $24,127        $96,508        $97,000       $110,042
Program Guides                                 $254         $3,048          $580         $2,320         $2,199         $2,769
Pay TV Fees                                  $2,914        $34,968        $7,489        $29,956        $46,657        $64,295
                                            -------       --------      --------       --------       --------       --------
Total Expenses                              $24,991       $299,892       $67,406       $269,624       $318,288       $362,889

Operating Income                            $37,221       $446,652      $121,739       $486,956       $434,956       $413,393

Operating Margin                              59.83%         59.83%        64.36%         64.36%         57.74%         53.25%






                                                                         --------------
                                          ------------------------------      ADJUSTED
                                           TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                              ENDING         ENDING        ENDING 12/31/96
                                             12/31/94       12/31/93         ANNUALIZED
                                          ------------------------------   ---------------
Tax & Licenses                                    $20           $111                $0
FCC User Fees                                    $739             $0            $1,020
Reregulation Costs                             $2,932         $5,782                $0
CATV Franchise                                $14,627        $12,422              $360
Copyright Fees                                 $3,365         $2,502            $2,088
ASCAP License Fees                                 $0             $0            $1,236
Bad Debt Expense                               $6,658        $21,430            $6,876
Cap. Labor & OH Other                        ($12,204)      ($33,161)               $0
G & A Miscellaneous Expense                      $451           $130              $576
Primary Satellite Fees                       $100,086        $80,667           $95,748
Program Guides                                 $2,618         $2,413            $3,048
Pay TV Fees                                   $61,038        $52,887           $34,968
                                             --------       --------          --------
Total Expenses                               $346,352       $274,682          $317,212

Operating Income                             $393,831       $343,692          $429,332

Operating Margin                                53.21%         55.58%            57.51%

SYSTEM LOCATION: CALIFORNIA CITY

                                           --------------------------------------------- -----------------------------
                                             ADJUSTED         ADJUSTED      ADJUSTED       ADJUSTED       ADJUSTED
                                            THREE MONTHS   TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                           ENDING 12/31/96     ENDING        ENDING         ENDING         ENDING
                                             ANNUALIZED       12/31/96      12/31/95       12/31/94       12/31/93
                                           ---------------------------------------------------------------------------

REVENUES

Primary First Outlet                              $361,212       $351,579      $361,745       $417,802       $349,297
Primary Commercial                                 $12,984        $12,984        $5,244         $5,244         $7,988
Expanded Tier                                           $0             $0            $0             $0             $0
AG Tier                                                 $0             $0            $0             $0        $19,353
AL Tier                                           $131,484       $136,376      $145,695        $80,045           ($27)
Radio Services                                      $6,036         $6,423        $7,683         $9,082         $3,756
Pay Cable First Outlet                             $79,444        $90,571      $103,443        $91,449        $83,463
Pay Cable Additional Outlet                         $3,308         $3,889        $4,328         $4,464         $4,066
Ala Carte                                               $0             $0            $0        $35,580        $65,132
New Product Tier 1                                 $60,684        $51,265       $40,814             $0             $0
Primary Additional Outlet                               $0             $0            $0             $0        $21,440
Remote Control                                      $3,268         $3,515        $3,622         $3,419        $17,133
Converter Rental                                   $50,280        $54,098       $55,694        $57,579        $20,434
Maintenance Contracts                               $4,396         $4,679        $4,286         $1,788             $0
New Customer Basic Installs                             $0         $2,425       $14,401        $19,922        $11,333
Installation Materials Charge                          $28            $12          $249             $0             $0
Installs - Non New Customers                       $14,920        $14,443       $10,272         $6,687         $7,047
Guides                                                $988           $752            $0             $0             $3
Other Late Charges                                  $8,260         $8,695        $7,930         $7,110         $7,900
Other Miscellaneous                                     $0             $0            $0             $0            $47
FCC User Fees Pass Through                            $964           $991          $985            $12             $0
Ad Sales Other                                          $0             $0            $0             $0             $9
Other Programmers                                  $11,952         $3,432            $0             $0             $0
QVC Monthly Commission                              $2,600         $3,064        $6,129             $0             $0
HSN Monthly Commission                              $1,944         $2,222        $1,933             $0             $0
HSN Carriage Payment                                $1,828         $1,829        $1,829             $0             $0
                                                  --------       --------      --------       --------       --------

Total Revenues                                    $756,580       $753,244      $776,282       $740,183       $618,374

EXPENSES

Technical Allocated Personnel Expense              $15,532         $7,650       $10,773        $37,783        $35,695
Technical Allocated P/R Benefit                     $4,756         $7,448        $6,757         $9,279         $9,378
Technical Allocated Department Expense              $5,592        $14,934       $22,749        $12,079         $7,598
Rent - Headend                                     $11,712         $5,928        $5,800         $5,800         $2,366
Rent - Poles and Ducts                             $13,604        $10,495        $8,000         $6,775         $5,794
R & M Plant                                             $0         $1,735            $0             $0             $0


SYSTEM LOCATION: CALIFORNIA CITY

                                           --------------------------------------------- -----------------------------
                                             ADJUSTED         ADJUSTED      ADJUSTED       ADJUSTED       ADJUSTED
                                            THREE MONTHS   TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                           ENDING 12/31/96     ENDING        ENDING         ENDING         ENDING
                                             ANNUALIZED       12/31/96      12/31/95       12/31/94       12/31/93
                                           ---------------------------------------------------------------------------

R & M Other                                       $696             $829        $1,644           $845         $3,313
Material and Reconnect                            $8,548        $10,030        $6,546         $2,511             $0
Vehicle - Gas & Oil                                  $84            $41           $68            $68            $96
Vehicle - Service                                     $8             $6          $159           $151            $73
T & E System Travel                                   $0            $39            $4             $0             $0
T & E System Non-Travel                           $1,032           $321            $0             $0             $0
System Power Costs                               $14,360        $14,559       $15,088        $11,654        $10,888
Property Taxes                                   $13,360        $13,980       $13,274         $9,659         $6,980
Small Tool and Safety                                 $0             $0          $359             $0           $102
Capital Labor & OH Construction                       $0             $0            $0             $0             $0
Capital Labor & OH Customer                           $0             $0            $0             $0             $0
Production & LO Alloc. Personnel Benefit              $0            $76            $0             $0             $0
Production & LO Alloc. P/R Benefit                    $0            $17            $0             $0             $0
Ad Sales                                              $0             $0            $0             $0             $0
Marketing Employee Commissions                        $0             $0            $0           $328             $0
Marketing Expenses                                $6,112         $5,131       $10,013        $12,919             $0
Dues and Subscriptions                              $104            $91          $201           $144           $365
Pay Per View Expenses                               $140           $136           $38             $0             $0
Miscellaneous Marketing Expenses                    $240           $833        $1,425         $2,453         $5,716
G & A Allocated Personnel Expense                 $5,728         $4,961        $9,255        $22,790        $20,988
G & A Allocated P/R Expense                       $3,208         $2,355        $2,086         $7,705         $2,998
G & A Allocated Department Expense               $15,376        $19,852       $25,265        $21,013        $23,533
R & M - Office                                        $8           $319          $444           $154            $99
Office Supplies                                       $0            $99           $93           $111           $378
Xerox & Printing                                      $0             $0          $375             $0           $412
T & E System Travel                                   $0             $0           $70            $10             $0
T & E System Non-Travel                             $112           $118            $0             $0            $40
Dues and Subscriptions                              $264           $429          $189           $123           $201
Conventions - Travel                                  $0             $0            $0             $0             $0
Insurance                                        $10,112         $9,976        $9,381         $8,071         $6,446
Legal                                             $1,572         $1,572        $1,301         $1,573         $1,260
Audit & Taxes                                     $9,140        $14,539        $2,764         $4,330         $1,079
Association - Dues                                  $852           $804        $1,174         $1,234           $906
Association - Lobbying                              $132           $158          $228           $153             $0
Political Contribution                              $248           $125          $425           $278             $0
Donations/Public Relations                           $92           $276          $274           $227         $2,996
Customer Billing                                 $20,880        $19,645       $21,873        $20,697        $19,485
Postage & Messengers                              $8,652         $8,451        $9,423         $8,187         $6,836
Telephone                                             $4             $4            $5           $357           $749

SYSTEM LOCATION: CALIFORNIA CITY


                                           --------------------------------------------- -----------------------------
                                             ADJUSTED         ADJUSTED      ADJUSTED       ADJUSTED       ADJUSTED
                                            THREE MONTHS   TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                           ENDING 12/31/96     ENDING        ENDING         ENDING         ENDING
                                             ANNUALIZED       12/31/96      12/31/95       12/31/94       12/31/93
                                           ---------------------------------------------------------------------------

Tax & Licenses                                  $0             $340           $20            $20           $111
FCC User Fees                                   $636         $1,112        $1,007           $739             $0
Reregulation Costs                            $4,128         $1,674          $520         $2,932         $5,782
CATV Franchise                                  $832         $1,596       $15,249        $14,627        $12,422
Copyright Fees                                $2,060         $2,477        $1,630         $3,365         $2,502
ASCAP License Fees                            $1,236           $795            $0             $0             $0
Bad Debt Expense                              $3,000         $2,526       $10,706         $6,658        $21,430
Cap. Labor & OH Other                             $0             $0            $0             $0             $0
G & A Miscellaneous Expense                     $268           $177          $171           $451           $130
Primary Satellite Fees                       $96,508        $97,000      $110,042       $100,086        $80,667
Program Guides                                $2,320         $2,199        $2,769         $2,618         $2,413
Pay TV Fees                                  $29,956        $46,657       $64,295        $61,038        $52,887
                                            --------       --------      --------       --------       --------
Total Expenses                              $313,204       $334,515      $393,932       $401,995       $355,114

Operating Income                            $443,376       $418,729      $382,350       $338,188       $263,260

Operating Margin                               58.60%         55.59%        49.25%         45.69%         42.57%


                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  CENTREVILLE, MD


                                    ----------------------------------------------------------------------------------------
                                      ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS TWELVE MONTHS
                                        ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96   ENDING         ENDING
                                       12/31/96      ANNUALIZED     12/31/96      ANNUALIZED     12/31/96       12/31/95
                                    ----------------------------------------------------------------------------------------
REVENUES

Primary First Outlet                      $246,374     $2,956,488      $737,776     $2,951,104    $2,754,855     $2,478,829
Primary Commercial                          $7,571        $90,852       $22,580        $90,320       $79,007        $53,512
Expanded Tier                                   $0             $0            $0             $0            $0             $0
AG Tier                                         $0             $0            $0             $0            $0             $0
AJ Tier                                         $0             $0            $0             $0            $0             $0
AL Tier                                    $41,814       $501,768      $125,325       $501,300      $424,950       $340,506
Radio Services                              $2,088        $25,056        $6,408        $25,632       $28,104        $33,305
Pay Cable First Outlet                     $62,372       $748,464      $190,678       $762,712      $845,121       $931,201
Ala Carte                                       $0             $0            $0             $0            $0             $0
New Product Tier 1                         $63,453       $761,436      $192,101       $768,404      $580,639       $361,832
Commercial Pay                              $1,192        $14,304        $3,578        $14,312       $14,665        $13,779
Video                                       $3,085        $37,020        $9,674        $38,696       $41,088         $5,414
Primary Additional Outlet                       $0             $0            $0             $0            $0             $0
Remote Control                                $462         $5,544        $1,391         $5,564        $5,704         $6,215
Converter Rental                            $3,666        $43,992       $11,197        $44,788       $34,794        $25,258
Maintenance Contracts                       $3,504        $42,048       $10,833        $43,332       $39,325        $31,186
New Customer Pay Installs                       $0             $0          $300         $1,200          $300             $0
New Customer Basic Installs                   $470         $5,640        $1,930         $7,720        $7,307        $15,003
Installation Materials Charge                   $0             $0            $0             $0            $8             $1
Installs - Non New Customers                $2,020        $24,240        $9,258        $37,032       $47,807        $28,795
Other Late Charges                          $7,058        $84,696       $20,331        $81,324       $74,032        $64,609
Other Rent                                  $1,922        $23,064        $5,758        $23,032       $23,455        $14,778
Other Franchise Pass Thru                   $9,090       $109,080       $27,707       $110,828      $104,885       $101,381
Other Miscellaneous                             $0             $0            $0             $0            $0            $25
FCC User Fees Pass Through                    $509         $6,108        $1,528         $6,112        $6,036         $5,454
Video Game Activation                           $0             $0            $0             $0            $0             $0
Other Programmers                              $42           $504       $18,419        $73,676       $24,709             $0
QVC Monthly Commission                      $1,133        $13,596        $3,642        $14,568       $13,209         $9,020
QVC Carriage Payment                            $0             $0        $5,478        $21,912       $31,486             $0
HSN Monthly Commission                      $1,601        $19,212        $5,407        $21,628       $22,193        $18,635
HSN Carriage Payment                          $173         $2,076          $519         $2,076        $2,076         $2,076
Ad Insertion Sales                         $13,313       $159,756       $35,084       $140,336      $122,640       $113,707
Ad Sales Other                                  $0             $0            $0             $0            $0             $0
Interconnect Services                           $0             $0            $0             $0            $0             $0
Production & Local Origination                  $0             $0          $200           $800          $400           $675
Guides                                      $1,851        $22,212        $5,254        $21,016       $13,842         $8,799
                                            -------       --------       -------       --------      --------        -------

Total Revenues                            $474,763     $5,697,156    $1,452,356     $5,809,424    $5,342,637     $4,663,995


                                                                         ---------------
                                         -----------------------------     ADJUSTED
                                         TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                            ENDING         ENDING        ENDING 12/31/96
                                           12/31/94       12/31/93        ANNUALIZED
                                         -----------------------------   ---------------
REVENUES

Primary First Outlet                        $2,377,380     $1,913,174       $2,956,488
Primary Commercial                             $38,888        $36,739          $90,852
Expanded Tier                                       $0             $0               $0
AG Tier                                             $0       $306,438               $0
AJ Tier                                             $0       $177,195               $0
AL Tier                                       $129,308             $0         $501,768
Radio Services                                 $39,699        $12,573          $25,056
Pay Cable First Outlet                        $805,144       $805,207         $748,464
Ala Carte                                     $290,512        $70,058               $0
New Product Tier 1                                  $0             $0         $761,436
Commercial Pay                                 $13,779        $13,008          $14,304
Video                                               $0             $0          $37,020
Primary Additional Outlet                         ($52)      $125,547               $0
Remote Control                                  $5,173        $16,434           $5,544
Converter Rental                               $25,948         $7,688          $43,992
Maintenance Contracts                          $18,646             $0          $42,048
New Customer Pay Installs                           $0           $240               $0
New Customer Basic Installs                    $20,729        $41,595           $5,640
Installation Materials Charge                                                       $0
Installs - Non New Customers                   $16,487        $16,692          $24,240
Other Late Charges                             $72,245        $67,845          $84,696
Other Rent                                     $12,784         $2,780          $23,064
Other Franchise Pass Thru                      $95,659        $93,775         $109,080
Other Miscellaneous                                 $0             $0               $0
FCC User Fees Pass Through                        $155             $0           $6,108
Video Game Activation                               $0             $0               $0
Other Programmers                                   $0             $0             $504
QVC Monthly Commission                          $8,406         $9,676          $13,596
QVC Carriage Payment                          ($10,190)       $10,190               $0
HSN Monthly Commission                              $0             $0          $19,212
HSN Carriage Payment                              $867             $0           $2,076
Ad Insertion Sales                             $83,674        $31,494         $159,756
Ad Sales Other                                      $0            $49               $0
Interconnect Services                           $3,150             $0               $0
Production & Local Origination                      $0             $0               $0
Guides                                          $8,841         $8,623          $22,212
                                            ----------     ----------       ----------

Total Revenues                              $4,057,232     $3,767,020       $5,697,156

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  CENTREVILLE, MD




                                    ----------------------------------------------------------------------------------------
                                      ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS TWELVE MONTHS
                                        ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96   ENDING         ENDING
                                       12/31/96      ANNUALIZED     12/31/96      ANNUALIZED     12/31/96       12/31/95
                                    ----------------------------------------------------------------------------------------
EXPENSES

Technical Salary - Supervisor               $2,924        $35,088        $8,773        $35,092       $35,091        $33,746
Technical Salary - Technician               $8,157        $97,884       $24,416        $97,664       $97,848        $94,041
Technical Salary - Dispatcher                   $0             $0        $1,259         $5,036        $9,221        $11,147
Technical Salary - Installers               $1,962        $23,544        $4,302        $17,208       $20,736        $21,926
Overtime/Standby                            $5,097        $61,164       $12,764        $51,056       $50,078        $53,793
Payroll Taxes                               $1,339        $16,068        $4,311        $17,244       $19,034        $18,612
Group Insurance                             $3,581        $42,972        $6,089        $24,356       $20,855        $14,432
Other Benefits                             ($2,541)      ($30,492)        ($699)       ($2,796)       $7,590         $7,536
Rent - Headend                              $1,475        $17,700        $4,791        $19,164       $20,665        $19,894
Rent - Poles and Ducts                      $9,733       $116,796       $29,199       $116,796      $116,796       $107,707
R & M Plant                                 $1,202        $14,424        $3,918        $15,672        $9,086         $4,383
R & M Other                                 $1,391        $16,692        $2,582        $10,328       $13,569        $12,310
Material and Reconnect                      $3,951        $47,412       $10,000        $40,000       $35,973        $28,849
Vehicle - Gas & Oil                         $2,165        $25,980        $6,357        $25,428       $27,790        $25,169
Vehicle - Service                           $2,612        $31,344        $3,022        $12,088       $14,473        $12,420
T & E System Travel                             $0             $0            $0             $0           $38           $518
T & E System Non-Travel                         $0             $0            $0             $0            $0           $107
Dues & Subscriptions                          $331         $3,972          $668         $2,672        $3,532         $4,997
Education                                       $0             $0            $0             $0          $109           $411
System Power Costs                          $7,760        $93,120       $27,322       $109,288       $96,548        $93,635
Recruiting                                      $0             $0            $0             $0            $0           $399
Loss on Converters                            $100         $1,200          $300         $1,200        $1,200         $1,200
Property Taxes                            ($19,763)     ($237,156)     ($19,289)      ($77,156)     ($17,116)          $504
Uniforms                                      $180         $2,160          $825         $3,300        $3,475         $3,354
Small Tool and Safety                       $1,273        $15,276        $1,511         $6,044        $3,936         $4,635
Capital Labor & OH Construction           ($15,198)     ($182,376)     ($38,708)     ($154,832)    ($143,194)     ($103,364)
Capital Labor & OH Customer               ($15,006)     ($180,072)     ($24,400)      ($97,600)     ($52,954)      ($24,007)
Ad Sales Payroll Taxes                        $117         $1,404          $475         $1,900        $1,847         $1,584
Ad Sales Group Insurance                      $573         $6,876        $1,037         $4,148        $3,265         $3,956
Ad Sales Alloc. Personnel Benefit           $1,484        $17,808        $4,137        $16,548       $16,021        $13,189
Ad Sales Alloc. P/R Benefit                   $513         $6,156        $1,653         $6,612        $6,364         $4,464
Employee Commissions                        $1,605        $19,260        $6,482        $25,928       $22,735        $18,879
Other Ad Sale Expenses                      $2,123        $25,476       $10,729        $42,916       $29,349        $22,107
Marketing Salary & Benefits                ($1,211)      ($14,532)         ($87)         ($348)       $6,680         $6,801
Marketing Employee Commissions              $1,215        $14,580        $2,006         $8,024       $18,612        $82,475
Marketing Expenses                          $5,322        $63,864       $25,790       $103,160       $56,104        $41,331
Dues and Subscriptions                         $46           $552          $149           $596          $508         $1,060
Pay Per View Expenses                           $0             $0            $9            $36           $13           $201
Video Game Expenses                             $0             $0            $0             $0        $5,914         $7,475


                                                                         ---------------
                                         -----------------------------     ADJUSTED
                                         TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                            ENDING         ENDING        ENDING 12/31/96
                                           12/31/94       12/31/93        ANNUALIZED
                                         -----------------------------   ---------------
EXPENSES

Technical Salary - Supervisor                $32,448        $31,200          $35,088
Technical Salary - Technician                $77,899        $78,628          $97,884
Technical Salary - Dispatcher                $10,645        $12,237               $0
Technical Salary - Installers                $30,390        $25,459          $23,544
Overtime/Standby                             $64,383        $36,401          $61,164
Payroll Taxes                                $18,606        $16,313          $16,068
Group Insurance                              $12,160        $25,863          $42,972
Other Benefits                               $11,842        $12,660           $7,500
Rent - Headend                               $20,311        $20,487          $17,700
Rent - Poles and Ducts                       $76,445        $64,016         $116,796
R & M Plant                                   $1,964         $1,247          $14,424
R & M Other                                   $5,191         $3,057          $16,692
Material and Reconnect                        $9,122         $2,400          $47,412
Vehicle - Gas & Oil                          $21,566        $21,639          $25,980
Vehicle - Service                            $11,358         $6,024          $31,344
T & E System Travel                             $210           $566               $0
T & E System Non-Travel                         $347           $284               $0
Dues & Subscriptions                          $3,611         $2,563           $3,972
Education                                       $225            $96               $0
System Power Costs                           $81,087        $74,920          $93,120
Recruiting                                      $143           $274               $0
Loss on Converters                            $1,200         $1,200           $1,200
Property Taxes                              ($84,426)       $49,901               $0
Uniforms                                      $3,177         $2,933           $2,160
Small Tool and Safety                         $3,397         $2,485          $15,276
Capital Labor & OH Construction            ($100,780)      ($58,994)              $0
Capital Labor & OH Customer                  ($8,868)      ($18,371)              $0
Ad Sales Payroll Taxes                        $1,603         $1,486           $1,404
Ad Sales Group Insurance                      $2,681         $2,675           $6,876
Ad Sales Alloc. Personnel Benefit            $10,740         $5,958          $17,808
Ad Sales Alloc. P/R Benefit                   $3,855         $2,060           $6,156
Employee Commissions                         $17,641        $17,382          $19,260
Other Ad Sale Expenses                       $28,710        $20,338          $25,476
Marketing Salary & Benefits                     $554            $20           $7,000
Marketing Employee Commissions                $7,814         $2,200          $14,580
Marketing Expenses                          $162,690       $140,606          $63,864
Dues and Subscriptions                          $545         $2,029             $552
Pay Per View Expenses                           $236             $0               $0
Video Game Expenses                               $0             $0               $0

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  CENTREVILLE, MD


                                    ----------------------------------------------------------------------------------------
                                      ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS TWELVE MONTHS
                                        ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96   ENDING         ENDING
                                       12/31/96      ANNUALIZED     12/31/96      ANNUALIZED     12/31/96       12/31/95
                                    ----------------------------------------------------------------------------------------
Miscellaneous Marketing Expenses            $2,250        $27,000        $8,130        $32,520       $13,956         $9,544
G & A Salary - Supervisor                   $3,562        $42,744       $10,686        $42,744       $53,014        $58,858
G & A Salary - CSR                          $3,348        $40,176        $9,880        $39,520       $48,667        $51,810
G & A Overtime/Standby                        $264         $3,168        $1,064         $4,256        $2,173         $3,877
G & A Payroll Taxes                           $563         $6,756        $1,985         $7,940        $9,251        $10,460
G & A Group Insurance                       $1,202        $14,424        $2,244         $8,976        $8,517         $9,155
G & A Other Benefits                       ($2,722)      ($32,664)      ($3,376)      ($13,504)         $429        $10,326
G & A Allocated Personnel Expense               $0             $0            $0             $0        $1,834             $0
G & A Allocated P/R Expense                     $0             $0            $0             $0          $371             $0
Rent - Office                               $2,084        $25,008        $6,241        $24,964       $24,446        $18,607
R & M - Office                                $385         $4,620        $2,588        $10,352        $8,770         $8,339
Office Supplies                               $508         $6,096        $1,515         $6,060        $9,714         $9,103
Xerox & Printing                               $22           $264           $21            $84        $2,113         $3,385
Vehicle - Gas & Oil                            $50           $600          $119           $476        $1,046         $1,085
T & E System Travel                           $268         $3,216          $550         $2,200        $2,032           $873
T & E System Non-Travel                         $0             $0           $12            $48          $513           $618
Dues and Subscriptions                        $118         $1,416          $266         $1,064        $1,909           $717
Conventions - Travel                            $0             $0            $0             $0           $55            $13
Education                                       $7            $84           $17            $68        $3,507         $2,693
Recruiting                                      $0             $0            $0             $0          $941           $233
Insurance                                   $6,811        $81,732       $21,726        $86,904      $155,888        $82,303
Legal                                       $4,311        $51,732        $9,639        $38,556       $16,389         $7,599
Audit & Taxes                                 $762         $9,144        $2,285         $9,140       $11,744        $14,311
Association - Dues                            $337         $4,044        $1,009         $4,036        $4,156         $4,467
Association - Lobbying                         $75           $900          $224           $896          $878           $794
Political Contribution                          $0             $0            $0             $0            $0             $0
Donations/Public Relations                    ($63)         ($756)         $301         $1,204        $1,967         $1,810
Customer Billing                            $4,093        $49,116       $13,411        $53,644       $63,687        $68,758
Postage & Messengers                        $5,543        $66,516       $15,356        $61,424       $59,685        $54,234
Utilities                                     $897        $10,764        $2,712        $10,848        $9,580         $7,995
Telephone                                   $2,132        $25,584       $11,736        $46,944       $47,138        $41,672
Tax & Licenses                                 $73           $876          $221           $884        $1,219           $548
FCC User Fees                                 $577         $6,924        $1,732         $6,928        $6,686         $5,709
Reregulation Costs                              $1            $12        $5,438        $21,752       $14,035         $3,876
CATV Franchise                             $15,157       $181,884       $33,549       $134,196      $112,159       $118,639
Copyright Fees                              $4,885        $58,620       $23,200        $92,800      $107,032        $85,156
BMI License Fees                                $0             $0         ($383)       ($1,532)       $3,254             $0
ASCAP License Fees                            $656         $7,872        $1,968         $7,872        $5,062             $0
Bad Debt Expense                            $6,877        $82,524        $8,569        $34,276       $33,754        $56,738
Cap. Labor & OH Other                           $0             $0            $0             $0      ($10,621)      ($19,977)
G & A Miscellaneous Expense                 $1,456        $17,472        $2,111         $8,444        $3,792         $4,727

                                                                         ---------------
                                         -----------------------------     ADJUSTED
                                         TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                            ENDING         ENDING        ENDING 12/31/96
                                           12/31/94       12/31/93        ANNUALIZED
                                         -----------------------------   ---------------
Miscellaneous Marketing Expenses                $5,639         $4,203          $27,000
G & A Salary - Supervisor                      $59,683        $54,074          $42,744
G & A Salary - CSR                             $45,096        $41,565          $40,176
G & A Overtime/Standby                          $2,439           $898           $3,168
G & A Payroll Taxes                            $10,488         $8,513           $6,756
G & A Group Insurance                           $6,643         $8,242          $14,424
G & A Other Benefits                          ($38,690)        $8,592               $0
G & A Allocated Personnel Expense                   $0             $0               $0
G & A Allocated P/R Expense                         $0             $0               $0
Rent - Office                                  $16,800        $14,600          $25,008
R & M - Office                                  $6,894         $5,955           $4,620
Office Supplies                                 $6,420         $5,289           $6,096
Xerox & Printing                                $5,119         $6,327             $264
Vehicle - Gas & Oil                             $1,882           $839             $600
T & E System Travel                             $1,576         $1,841           $3,216
T & E System Non-Travel                           $550           $490               $0
Dues and Subscriptions                            $766           $686           $1,416
Conventions - Travel                              $600         $2,115               $0
Education                                         $785           $905              $84
Recruiting                                         $64             $0               $0
Insurance                                      $56,394        $67,186          $81,732
Legal                                           $9,000        $21,250          $51,732
Audit & Taxes                                  $22,254        $24,001           $9,144
Association - Dues                              $4,867         $4,347           $4,044
Association - Lobbying                            $720             $0             $900
Political Contribution                             $50             $0               $0
Donations/Public Relations                      $2,672         $2,462               $0
Customer Billing                               $60,389        $55,869          $49,116
Postage & Messengers                           $51,889        $46,479          $66,516
Utilities                                       $7,294         $7,245          $10,764
Telephone                                      $45,588        $39,583          $25,584
Tax & Licenses                                    $655            $66             $876
FCC User Fees                                   $3,734             $0           $6,924
Reregulation Costs                             $16,274        $11,202              $12
CATV Franchise                                $102,244       $129,731         $181,884
Copyright Fees                                 $88,307        $79,921          $58,620
BMI License Fees                                    $0             $0               $0
ASCAP License Fees                                  $0             $0           $7,872
Bad Debt Expense                               $76,907        $92,197          $82,524
Cap. Labor & OH Other                         ($13,367)      ($18,934)              $0
G & A Miscellaneous Expense                     $4,914         $3,834          $17,472

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  CENTREVILLE, MD



                                    ----------------------------------------------------------------------------------------
                                      ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS TWELVE MONTHS
                                        ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96   ENDING         ENDING
                                       12/31/96      ANNUALIZED     12/31/96      ANNUALIZED     12/31/96       12/31/95
                                    ----------------------------------------------------------------------------------------
Primary Satellite Fees                 $68,195       $818,340      $205,446       $821,784      $775,456       $661,699
Program Guides                          $1,115        $13,380        $2,383         $9,532        $8,628         $9,484
Pay TV Fees                            $32,463       $389,556       $93,428       $373,712      $420,459       $524,646
Video Game Fees                         $1,243        $14,916        $3,854        $15,416       $16,199         $1,590
                                      --------     ----------      --------     ----------    ----------     ----------

Total Expenses                        $184,017     $2,208,204      $623,550     $2,494,200    $2,623,275     $2,588,350

Operating Income                      $290,746     $3,488,952      $828,806     $3,315,224    $2,719,362     $2,075,645

Operating Margin                         61.24%         61.24%        57.07%         57.07%        50.90%         44.50%



                                                                         ---------------
                                         -----------------------------     ADJUSTED
                                         TWELVE MONTHS TWELVE MONTHS       ONE MONTH
                                            ENDING         ENDING        ENDING 12/31/96
                                           12/31/94       12/31/93        ANNUALIZED
                                         -----------------------------   ---------------
Primary Satellite Fees                      $478,562       $434,114         $818,340
Program Guides                               $10,392        $11,463          $13,380
Pay TV Fees                                 $444,068       $455,873         $389,556
Video Game Fees                                   $0             $0          $14,916
                                          ----------     ----------       ----------

Total Expenses                            $2,147,283     $2,243,265       $2,900,752

Operating Income                          $1,909,949     $1,523,755       $2,796,404

Operating Margin                               47.08%         40.45%           49.08%

SYSTEM LOCATION:  CENTREVILLE, MD



                                         --------------------------------------------------------------------------
                                           ADJUSTED        ADJUSTED       ADJUSTED      ADJUSTED       ADJUSTED
                                          THREE MONTHS   TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS
                                         ENDING 12/31/96    ENDING         ENDING        ENDING         ENDING
                                           ANNUALIZED      12/31/96       12/31/95      12/31/94       12/31/93
                                         --------------------------------------------------------------------------
REVENUES

Primary First Outlet                          $2,951,104    $2,754,855     $2,478,829    $2,377,380     $1,913,174
Primary Commercial                               $90,320       $79,007        $53,512       $38,888        $36,739
Expanded Tier                                         $0            $0             $0            $0             $0
AG Tier                                               $0            $0             $0            $0       $306,438
AJ Tier                                               $0            $0             $0            $0       $177,195
AL Tier                                         $501,300      $424,950       $340,506      $129,308             $0
Radio Services                                   $25,632       $28,104        $33,305       $39,699        $12,573
Pay Cable First Outlet                          $762,712      $845,121       $931,201      $805,144       $805,207
Ala Carte                                             $0            $0             $0      $290,512        $70,058
New Product Tier 1                              $768,404      $580,639       $361,832            $0             $0
Commercial Pay                                   $14,312       $14,665        $13,779       $13,779        $13,008
Video                                            $38,696       $41,088         $5,414            $0             $0
Primary Additional Outlet                             $0            $0             $0          ($52)      $125,547
Remote Control                                    $5,564        $5,704         $6,215        $5,173        $16,434
Converter Rental                                 $44,788       $34,794        $25,258       $25,948         $7,688
Maintenance Contracts                            $43,332       $39,325        $31,186       $18,646             $0
New Customer Pay Installs                         $1,200          $300             $0            $0           $240
New Customer Basic Installs                       $7,720        $7,307        $15,003       $20,729        $41,595
Installation Materials Charge                         $0            $8             $1            $0             $0
Installs - Non New Customers                     $37,032       $47,807        $28,795       $16,487        $16,692
Other Late Charges                               $81,324       $74,032        $64,609       $72,245        $67,845
Other Rent                                       $23,032       $23,455        $14,778       $12,784         $2,780
Other Franchise Pass Thru                       $110,828      $104,885       $101,381       $95,659        $93,775
Other Miscellaneous                                   $0            $0            $25            $0             $0
FCC User Fees Pass Through                        $6,112        $6,036         $5,454          $155             $0
Video Game Activation                                 $0            $0             $0            $0             $0
Other Programmers                                $73,676       $24,709             $0            $0             $0
QVC Monthly Commission                           $14,568       $13,209         $9,020        $8,406         $9,676
QVC Carriage Payment                             $21,912       $31,486             $0            $0             $0
HSN  Monthly Commission                          $21,628       $22,193        $18,635            $0             $0
HSN Carriage Payment                              $2,076        $2,076         $2,076          $867             $0
Ad Insertion Sales                              $140,336      $122,640       $113,707       $83,674        $31,494
Ad Sales Other                                        $0            $0             $0            $0            $49
Interconnect Services                                 $0            $0             $0        $3,150             $0
Production & Local Origination                      $800          $400           $675            $0             $0
Guides                                           $21,016       $13,842         $8,799        $8,841         $8,623
                                                 --------      --------        -------       -------        ------

Total Revenues                                $5,809,424    $5,342,637     $4,663,995    $4,067,422     $3,756,830

SYSTEM LOCATION:  CENTREVILLE, MD



                                         --------------------------------------------------------------------------
                                           ADJUSTED        ADJUSTED       ADJUSTED      ADJUSTED       ADJUSTED
                                          THREE MONTHS   TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS
                                         ENDING 12/31/96    ENDING         ENDING        ENDING         ENDING
                                           ANNUALIZED      12/31/96       12/31/95      12/31/94       12/31/93
                                         --------------------------------------------------------------------------
EXPENSES

Technical Salary - Supervisor                $35,092       $35,091        $33,746       $32,448        $31,200
Technical Salary - Technician                $97,664       $97,848        $94,041       $77,899        $78,628
Technical Salary - Dispatcher                 $5,036        $9,221        $11,147       $10,645        $12,237
Technical Salary - Installers                $17,208       $20,736        $21,926       $30,390        $25,459
Overtime/Standby                             $51,056       $50,078        $53,793       $64,383        $36,401
Payroll Taxes                                $17,244       $19,034        $18,612       $18,606        $16,313
Group Insurance                              $24,356       $20,855        $14,432       $12,160        $25,863
Other Benefits                                $7,500        $7,590         $7,536       $11,842        $12,660
Rent - Headend                               $19,164       $20,665        $19,894       $20,311        $20,487
Rent - Poles and Ducts                      $116,796      $116,796       $107,707       $76,445        $64,016
R & M Plant                                  $15,672        $9,086         $4,383        $1,964         $1,247
R & M Other                                  $10,328       $13,569        $12,310        $5,191         $3,057
Material and Reconnect                       $40,000       $35,973        $28,849        $9,122         $2,400
Vehicle - Gas & Oil                          $25,428       $27,790        $25,169       $21,566        $21,639
Vehicle - Service                            $12,088       $14,473        $12,420       $11,358         $6,024
T & E System Travel                               $0           $38           $518          $210           $566
T & E System Non-Travel                           $0            $0           $107          $347           $284
Dues & Subscriptions                          $2,672        $3,532         $4,997        $3,611         $2,563
Education                                         $0          $109           $411          $225            $96
System Power Costs                          $109,288       $96,548        $93,635       $81,087        $74,920
Recruiting                                        $0            $0           $399          $143           $274
Loss on Converters                            $1,200        $1,200         $1,200        $1,200         $1,200
Property Taxes                                    $0            $0           $504            $0        $49,901
Uniforms                                      $3,300        $3,475         $3,354        $3,177         $2,933
Small Tool and Safety                         $6,044        $3,936         $4,635        $3,397         $2,485
Capital Labor & OH Construction                   $0            $0             $0            $0             $0
Capital Labor & OH Customer                       $0            $0             $0            $0             $0
Ad Sales Payroll Taxes                        $1,900        $1,847         $1,584        $1,603         $1,486
Ad Sales Group Insurance                      $4,148        $3,265         $3,956        $2,681         $2,675
Ad Sales Alloc. Personnel Benefit            $16,548       $16,021        $13,189       $10,740         $5,958
Ad Sales Alloc. P/R Benefit                   $6,612        $6,364         $4,464        $3,855         $2,060
Employee Commissions                         $25,928       $22,735        $18,879       $17,641        $17,382
Other Ad Sale Expenses                       $42,916       $29,349        $22,107       $28,710        $20,338
Marketing Salary & Benefits                   $7,000        $6,680         $6,801          $554            $20
Marketing Employee Commissions                $8,024       $18,612        $82,475        $7,814         $2,200
Marketing Expenses                          $103,160       $56,104        $41,331      $162,690       $140,606
Dues and Subscriptions                          $596          $508         $1,060          $545         $2,029
Pay Per View Expenses                            $36           $13           $201          $236             $0
Video Game Expenses                               $0        $5,914         $7,475            $0             $0

SYSTEM LOCATION:  CENTREVILLE, MD



                                         --------------------------------------------------------------------------
                                           ADJUSTED        ADJUSTED       ADJUSTED      ADJUSTED       ADJUSTED
                                          THREE MONTHS   TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS
                                         ENDING 12/31/96    ENDING         ENDING        ENDING         ENDING
                                           ANNUALIZED      12/31/96       12/31/95      12/31/94       12/31/93
                                         --------------------------------------------------------------------------
Miscellaneous Marketing Expenses            $32,520       $13,956         $9,544        $5,639         $4,203
G & A Salary - Supervisor                   $42,744       $53,014        $58,858       $59,683        $54,074
G & A Salary - CSR                          $39,520       $48,667        $51,810       $45,096        $41,565
G & A Overtime/Standby                       $4,256        $2,173         $3,877        $2,439           $898
G & A Payroll Taxes                          $7,940        $9,251        $10,460       $10,488         $8,513
G & A Group Insurance                        $8,976        $8,517         $9,155        $6,643         $8,242
G & A Other Benefits                             $0          $429        $10,326            $0         $8,592
G & A Allocated Personnel Expense                $0        $1,834             $0            $0             $0
G & A Allocated P/R Expense                      $0          $371             $0            $0             $0
Rent - Office                               $24,964       $24,446        $18,607       $16,800        $14,600
R & M - Office                              $10,352        $8,770         $8,339        $6,894         $5,955
Office Supplies                              $6,060        $9,714         $9,103        $6,420         $5,289
Xerox & Printing                                $84        $2,113         $3,385        $5,119         $6,327
Vehicle - Gas & Oil                            $476        $1,046         $1,085        $1,882           $839
T & E System Travel                          $2,200        $2,032           $873        $1,576         $1,841
T & E System Non-Travel                         $48          $513           $618          $550           $490
Dues and Subscriptions                       $1,064        $1,909           $717          $766           $686
Conventions - Travel                             $0           $55            $13          $600         $2,115
Education                                       $68        $3,507         $2,693          $785           $905
Recruiting                                       $0          $941           $233           $64             $0
Insurance                                   $86,904      $155,888        $82,303       $56,394        $67,186
Legal                                       $38,556       $16,389         $7,599        $9,000        $21,250
Audit & Taxes                                $9,140       $11,744        $14,311       $22,254        $24,001
Association - Dues                           $4,036        $4,156         $4,467        $4,867         $4,347
Association - Lobbying                         $896          $878           $794          $720             $0
Political Contribution                           $0            $0             $0           $50             $0
Donations/Public Relations                   $1,204        $1,967         $1,810        $2,672         $2,462
Customer Billing                            $53,644       $63,687        $68,758       $60,389        $55,869
Postage & Messengers                        $61,424       $59,685        $54,234       $51,889        $46,479
Utilities                                   $10,848        $9,580         $7,995        $7,294         $7,245
Telephone                                   $46,944       $47,138        $41,672       $45,588        $39,583
Tax & Licenses                                 $884        $1,219           $548          $655            $66
FCC User Fees                                $6,928        $6,686         $5,709        $3,734             $0
Reregulation Costs                          $21,752       $14,035         $3,876       $16,274        $11,202
CATV Franchise                             $134,196      $112,159       $118,639      $102,244       $129,731
Copyright Fees                              $92,800      $107,032        $85,156       $88,307        $79,921
BMI License Fees                                 $0        $3,254             $0            $0             $0
ASCAP License Fees                           $7,872        $5,062             $0            $0             $0
Bad Debt Expense                            $34,276       $33,754        $56,738       $76,907        $92,197
Cap. Labor & OH Other                            $0            $0             $0            $0             $0
G & A Miscellaneous Expense                  $8,444        $3,792         $4,727        $4,914         $3,834

SYSTEM LOCATION:  CENTREVILLE, MD



                                         --------------------------------------------------------------------------
                                           ADJUSTED        ADJUSTED       ADJUSTED      ADJUSTED       ADJUSTED
                                          THREE MONTHS   TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS
                                         ENDING 12/31/96    ENDING         ENDING        ENDING         ENDING
                                           ANNUALIZED      12/31/96       12/31/95      12/31/94       12/31/93
                                         --------------------------------------------------------------------------
Primary Satellite Fees                     $821,784      $775,456        $661,699      $478,562       $434,114
Program Guides                               $9,532        $8,628          $9,484       $10,392        $11,463
Pay TV Fees                                $373,712      $420,459        $524,646      $444,068       $455,873
Video Game Fees                             $15,416       $16,199          $1,590            $0             $0
                                            --------      --------         -------           ---            --

Total Expenses                           $2,856,468    $2,847,160      $2,735,698    $2,393,414     $2,339,564

Operating Income                         $2,952,956    $2,495,477      $1,928,297    $1,674,008     $1,417,266

Operating Margin                              50.83%        46.71%          41.34%        41.16%         37.73%

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION: REDMOND, OR


                                  -----------------------------------------------------------------------------------------------
                                    ONE MONTH       ONE MONTH     THREE MONTHS    THREE MONTHS    TWELVE MONTHS   TWELVE MONTHS
                                      ENDING     ENDING 12/31/96     ENDING      ENDING 12/31/96     ENDING          ENDING
                                     12/31/96      ANNUALIZED       12/31/96       ANNUALIZED       12/31/96        12/31/95
                                  -----------------------------------------------------------------------------------------------
REVENUES

Primary-1st Outlet                       $78,150        $937,800        $233,216        $932,864        $922,548        $932,155
Primary Commercial                        $5,332         $63,984         $15,505         $62,020         $69,928         $74,523
AG Tier                                       $0              $0              $0              $0              $0              $0
AJ Tier                                       $0              $0              $0              $0              $0              $0
AL Tier                                   $5,845         $70,140         $17,491         $69,964         $69,638         $74,131
Radio Services                              $627          $7,524          $1,919          $7,676          $8,730         $11,473
Pay Cable 1st Outlet                      $4,597         $55,164         $14,539         $58,156         $71,992         $99,639
New Product Tier 1                       $22,825        $273,900         $68,678        $274,712        $245,465        $219,116
Pay Cable Add'l Outlet                        $0              $0              $0              $0              $0              $0
Ala Carte                                     $0              $0              $0              $0              $0              $0
Commercial Pay                                $0              $0              $0              $0              $0              $0
Mini Pay                                    $187          $2,244            $546          $2,184          $2,529          $2,371
Primary Additional Outlet                     $0              $0              $0              $0              $0              $0
Remote Control                              $192          $2,304            $588          $2,352          $2,535          $2,868
Converter Rental                          $2,697         $32,364          $8,066         $32,264         $35,576         $39,429
Maintenance Contracts                       $511          $6,132          $1,587          $6,348          $7,002          $7,842
New Customer Pay Installs                     $0              $0              $0              $0              $0              $9
New Customer Basic Installs                 $535          $6,420          $2,575         $10,300          $5,607          $5,334
Installs Non New Customers                  $152          $1,824            $448          $1,792          $8,008          $9,167
Classified Ads                               $10            $120             $15             $60            $150          $1,100
Ad Insertion Sales                       $11,803        $141,636         $20,378         $81,512         $66,601         $67,548
Ad Sales Other                                $0              $0              $0              $0              $0              $0
Production and Loc. Origination          ($5,360)       ($64,320)          ($200)          ($800)           $489            $760
Other Late Charges                          $780          $9,360          $2,930         $11,720         $13,540         $13,990
Other Copyright Pass Thru                     $0              $0              $0              $0              $0              $0
Other Miscellaneous                         $525          $6,300          $1,575          $6,300          $6,300          $5,897
FCC User Fees Pass Through                  $147          $1,764            $436          $1,744          $1,822          $1,841
Other - Programmers                           $0              $0          $5,594         $22,376          $6,386              $0
QVC Monthly Commission                      $657          $7,884          $2,084          $8,336          $7,529          $6,633
QVC Carriage Payment                        $654          $7,848          $1,308          $5,232          $6,965          $1,204
Other Networks Monthly Comm.                  $0              $0              $0              $0              $0             $20
Guides                                      $271          $3,252            $848          $3,392          $2,253              $3
                                        --------      ----------        --------      ----------      ----------      ----------

Total Revenues                          $131,137      $1,573,644        $400,126      $1,600,504      $1,561,593      $1,577,053

                                          -------------------------------
                                          TWELVE MONTHS   TWELVE MONTHS
                                              ENDING         ENDING
                                             12/31/94       12/31/93
                                          -------------------------------
REVENUES

Primary-1st Outlet                            $1,015,166        $924,178
Primary Commercial                               $65,937         $45,745
AG Tier                                               $0        $159,727
AJ Tier                                               $0        $166,375
AL Tier                                          $32,963              $0
Radio Services                                   $15,045         $11,067
Pay Cable 1st Outlet                             $92,242        $117,344
New Product Tier 1                                    $0              $0
Pay Cable Add'l Outlet                              ($19)             $0
Ala Carte                                       $212,349         $43,578
Commercial Pay                                        $0         $17,545
Mini Pay                                          $2,746          $4,336
Primary Additional Outlet                             $7         $44,916
Remote Control                                    $2,995         $20,722
Converter Rental                                 $45,270         $21,765
Maintenance Contracts                             $4,809              $0
New Customer Pay Installs                            $49            $139
New Customer Basic Installs                       $5,511          $6,837
Installs Non New Customers                       $13,227         $11,317
Classified Ads                                      $912          $9,941
Ad Insertion Sales                               $73,634         $12,173
Ad Sales Other                                        $0             $21
Production and Loc. Origination                   $4,320              $0
Other Late Charges                               $14,685         $14,925
Other Copyright Pass Thru                             $0         $12,451
Other Miscellaneous                               $6,300          $7,834
FCC User Fees Pass Through                           $98              $0
Other - Programmers                                   $0              $0
QVC Monthly Commission                            $6,522          $7,028
QVC Carriage Payment                              $1,204          $1,204
Other Networks Monthly Comm.                          $0              $0
Guides                                                $0              $0
                                              ----------      ----------

Total Revenues                                $1,615,972      $1,661,168

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION: REDMOND, OR




                                  ------------------------------------------------------------------------------
                                    ONE MONTH       ONE MONTH     THREE MONTHS    THREE MONTHS    TWELVE MONTHS
                                      ENDING     ENDING 12/31/96     ENDING      ENDING 12/31/96     ENDING
                                     12/31/96      ANNUALIZED       12/31/96       ANNUALIZED       12/31/96
                                  ------------------------------------------------------------------------------
EXPENSES

Technical Salary - Supervisor         $2,721         $32,652         $8,162         $32,648         $32,971
Technical Salary - Technician         $1,684         $20,208         $5,011         $20,044         $20,180
Technical Salary - Dispatcher             $0              $0             $0              $0              $0
Technical Salary - Installers         $1,560         $18,720         $4,680         $18,720         $17,658
Overtime/Standby                      $1,133         $13,596         $4,865         $19,460         $12,805
Payroll Taxes                           $495          $5,940         $2,526         $10,104          $8,129
Group Insurance                         $504          $6,048         $1,762          $7,048          $7,475
Other Benefits                       ($4,643)       ($55,716)       ($3,615)       ($14,460)         $1,011
Contract Labor                            $0              $0           $160            $640            $160
Allocated Department Expense              $0              $0           $496          $1,984            $496
Rent - Headend                            $0              $0          ($160)          ($640)             $0
Rent - Poles and Ducts               ($3,437)       ($41,244)         ($311)        ($1,244)        $13,566
R & M Plant                             $220          $2,640           $529          $2,116          $1,629
R & M Converter                           $0              $0             $0              $0              $0
R & M Other                              $55            $660            $55            $220            $671
Material and Reconnect                  $448          $5,376         $1,239          $4,956          $7,459
Vehicle - Gas & Oil                     $471          $5,652         $1,889          $7,556          $6,895
Vehicle - Service                       $200          $2,400           $473          $1,892          $2,176
T & E System Travel                       $0              $0             $0              $0             $41
T & E System Non-Travel                   $0              $0             $0              $0             $15
Dues & Subscriptions                      $0              $0             $0              $0             $42
Education                                 $0              $0             $0              $0             $61
System Power Costs                    $1,253         $15,036         $3,132         $12,528         $12,085
Recruiting                                $0              $0             $0              $0             $42
Loss on Converters                       $75            $900           $225            $900            $900
Property Taxes                       ($8,294)       ($99,528)       ($6,300)       ($25,200)           $429
Uniforms                                $322          $3,864           $645          $2,580          $1,906
Small Tool and Safety                   $101          $1,212           $160            $640            $385
Capital Labor & OH Construction      ($7,349)       ($88,188)      ($21,816)       ($87,264)       ($63,520)
Capital Labor & OH Customer          ($1,093)       ($13,116)       ($4,695)       ($18,780)       ($18,795)
Production and Local Origination
    Allocated                           $541          $6,492           $777          $3,108          $1,966
P and L Allocated P/R Benefit            ($3)           ($36)           $79            $316            $450
P and L Other Expense                   $144          $1,728           $478          $1,912          $1,541
Ad Sales Payroll Taxes                  $136          $1,632           $687          $2,748          $2,250
Ad Sales Group Insurance               ($215)        ($2,580)          $339          $1,356          $2,063


                                                               -------------------------------------------------
                                                                TWELVE MONTHS    TWELVE MONTHS   TWELVE MONTHS
                                                                    ENDING          ENDING          ENDING
                                                                   12/31/95        12/31/94        12/31/93
                                                               -------------------------------------------------
EXPENSES

Technical Salary - Supervisor                                         $31,888              $0             $0
Technical Salary - Technician                                         $20,563         $51,573        $48,776
Technical Salary - Dispatcher                                              $0              $0             $0
Technical Salary - Installers                                         $14,674         $17,424        $17,264
Overtime/Standby                                                       $6,535         $10,460        $14,538
Payroll Taxes                                                          $6,399          $6,689         $7,401
Group Insurance                                                        $6,999          $2,865         $8,152
Other Benefits                                                         $3,240          $4,116         $4,956
Contract Labor                                                           $260              $0             $0
Allocated Department Expense                                              $27              $0             $0
Rent - Headend                                                             $0              $0             $0
Rent - Poles and Ducts                                                $17,546          $8,902        $16,819
R & M Plant                                                              $916            $986         $2,234
R & M Converter                                                            $0              $0            $61
R & M Other                                                              $540            $561           $695
Material and Reconnect                                                 $5,898          $1,309             $0
Vehicle - Gas & Oil                                                    $6,606          $6,157         $6,874
Vehicle - Service                                                      $1,991          $3,461         $2,379
T & E System Travel                                                       $76            $203           $152
T & E System Non-Travel                                                    $0              $0            $83
Dues & Subscriptions                                                      $80              $0            $45
Education                                                                $234              $0             $0
System Power Costs                                                    $10,772         $11,245        $10,733
Recruiting                                                               $287              $0             $0
Loss on Converters                                                       $900            $900           $900
Property Taxes                                                        $13,710         $14,013        $14,081
Uniforms                                                               $1,280          $1,271         $1,336
Small Tool and Safety                                                    $522            $120           $723
Capital Labor & OH Construction                                      ($12,184)       ($12,346)      ($15,878)
Capital Labor & OH Customer                                          ($24,215)       ($32,947)      ($20,441)
Production and Local Origination
   Allocated                                                             $947              $0           $654
P and L Allocated P/R Benefit                                            $270              $0            $86
P and L Other Expense                                                    $292              $0             $0
Ad Sales Payroll Taxes                                                 $1,053          $1,089           $763
Ad Sales Group Insurance                                               $1,291          $2,095           $299

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION: REDMOND, OR


                                  ------------------------------------------------------------------------------
                                    ONE MONTH       ONE MONTH     THREE MONTHS    THREE MONTHS    TWELVE MONTHS
                                      ENDING     ENDING 12/31/96     ENDING      ENDING 12/31/96     ENDING
                                     12/31/96      ANNUALIZED       12/31/96       ANNUALIZED       12/31/96
                                  ------------------------------------------------------------------------------
Ad Sales Alloc. Personnel Benefit        $394          $4,728         $1,192          $4,768          $5,189
Ad Sales Alloc. P/R Benefit               $63            $756           $258          $1,032          $1,351
Employee Commissions                   $1,800         $21,600         $6,300         $25,200         $23,451
Other Ad Sale Expenses                 $1,730         $20,760         $3,780         $15,120         $17,912
Marketing Payroll Taxes                   $84          $1,008           $181            $724            $181
Allocated P/R Benefit                      $0              $0             $0              $0              $0
Marketing Employee Commissions           $949         $11,388         $1,933          $7,732          $2,127
Marketing Expenses                     $1,791         $21,492         $6,997         $27,988         $41,591
Dues and Subscriptions                    $14            $168            $30            $120            $154
Rebates                                    $0              $0             $0              $0              $0
Pay Per View Expenses                      $0              $0             $2              $8              $9
Video Game Expenses                        $0              $0             $0              $0              $0
Miscellaneous Marketing Expenses       $1,556         $18,672         $4,096         $16,384          $5,433
G & A Salary - Supervisor              $2,947         $35,364         $8,842         $35,368         $35,368
G & A Salary - CSR                     $2,999         $35,988         $9,195         $36,780         $34,892
G & A Overtime/Standby                     $0              $0             $0              $0              $0
G & A Payroll Taxes                      $561          $6,732         $2,222          $8,888          $7,232
G & A Group Insurance                    $276          $3,312         $1,055          $4,220          $4,405
G & A Other Benefits                  ($3,414)       ($40,968)       ($2,658)       ($10,632)           $744
G & A Contract Labor                       $0              $0             $0              $0              $0
G & A Allocated Personnel Expense          $0              $0             $0              $0              $0
G & A Allocated Department Expense         $0              $0             $0              $0          $1,276
Rent - Office                              $0              $0             $0              $0              $0
R & M - Office                           $547          $6,564         $1,387          $5,548          $6,215
Office Supplies                           $48            $576           $917          $3,668          $3,477
Xerox & Printing                         $124          $1,488           $386          $1,544            $697
Vehicle - Gas & Oil                        $0              $0            $40            $160            $367
T & E System Travel                       $20            $240           $447          $1,788            $582
T & E System Non-Travel                    $0              $0             $0              $0             $22
Dues and Subscriptions                   $113          $1,356           $365          $1,460          $1,807
Conventions - Travel                       $0              $0             $0              $0            $200
Education                                  $7             $84             $6             $24            $550
Recruiting                                 $0              $0             $0              $0              $0
Insurance                              $3,170         $38,040         $8,379         $33,516          $7,860
Legal                                    $500          $6,000         $1,519          $6,076          $6,019
Audit & Taxes                            $762          $9,144         $2,285          $9,140         $13,154
Association - Dues                       $184          $2,208           $551          $2,204          $2,299


                                                     -------------------------------------------------
                                                      TWELVE MONTHS     TWELVE MONTHS   TWELVE MONTHS
                                                         ENDING            ENDING          ENDING
                                                        12/31/95          12/31/94         12/31/93
                                                     -------------------------------------------------
Ad Sales Alloc. Personnel Benefit                           $4,895          $4,549          $3,161
Ad Sales Alloc. P/R Benefit                                 $1,320          $1,240            $821
Employee Commissions                                       $12,715         $13,072          $7,286
Other Ad Sale Expenses                                     $12,671         $14,157         $10,449
Marketing Payroll Taxes                                         $0              $0            $722
Allocated P/R Benefit                                           $0              $0             $10
Marketing Employee Commissions                                $644            $503          $8,750
Marketing Expenses                                         $31,634         $35,140         $16,153
Dues and Subscriptions                                        $455            $226          $1,028
Rebates                                                         $0           ($603)             $0
Pay Per View Expenses                                          $84             $35              $0
Video Game Expenses                                             $0              $0              $0
Miscellaneous Marketing Expenses                            $2,914          $4,463          $4,760
G & A Salary - Supervisor                                  $34,008         $28,621         $51,916
G & A Salary - CSR                                         $35,386         $25,245         $19,032
G & A Overtime/Standby                                        $119              $0              $0
G & A Payroll Taxes                                         $6,242          $5,019          $7,444
G & A Group Insurance                                       $4,101           ($636)         $7,340
G & A Other Benefits                                       ($4,286)        $11,892         $23,112
G & A Contract Labor                                           $40          $9,448          $1,775
G & A Allocated Personnel Expense                               $0              $0              $0
G & A Allocated Department Expense                            $479              $0              $0
Rent - Office                                                   $0              $0              $0
R & M - Office                                              $6,015          $5,578          $5,125
Office Supplies                                             $2,416          $1,944          $2,072
Xerox & Printing                                            $1,607          $1,671          $2,278
Vehicle - Gas & Oil                                           $427            $515          $1,099
T & E System Travel                                           $404            $335            $911
T & E System Non-Travel                                     $1,674              $0            $208
Dues and Subscriptions                                      $2,238          $1,470          $2,769
Conventions - Travel                                          $676            $620          $2,221
Education                                                     $248            $851            $545
Recruiting                                                      $8              $0              $0
Insurance                                                  $26,414         $45,772         $32,315
Legal                                                       $3,266          $6,000          $5,304
Audit & Taxes                                               $8,511          $8,954         $10,844
Association - Dues                                          $1,961          $2,440          $3,327

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION: REDMOND, OR


                                  ------------------------------------------------------------------------------
                                    ONE MONTH       ONE MONTH     THREE MONTHS    THREE MONTHS    TWELVE MONTHS
                                      ENDING     ENDING 12/31/96     ENDING      ENDING 12/31/96     ENDING
                                     12/31/96      ANNUALIZED       12/31/96       ANNUALIZED       12/31/96
                                  ------------------------------------------------------------------------------
Association - Lobbying                   $50            $600            $151            $604            $623
Political Contribution                    $0              $0              $0              $0              $0
Donations/Public Relations             ($129)        ($1,548)           $663          $2,652          $3,754
Customer Billing                      $1,617         $19,404          $5,765         $23,060         $21,933
Postage & Messengers                  $1,533         $18,396          $4,608         $18,432         $18,757
Utilities                               $334          $4,008          $1,016          $4,064          $4,703
Telephone                               $664          $7,968          $2,197          $8,788          $8,582
Tax & Licenses                           $60            $720            $429          $1,716          $1,584
FCC User Fees                           $160          $1,920            $480          $1,920          $2,051
Reregulation Costs                        $0              $0          $1,931          $7,724          $4,167
CATV Franchise                        $1,295         $15,540          $3,757         $15,028         $15,186
Copyright Fees                        $1,996         $23,952          $5,872         $23,488         $24,743
BMI License Fees                          $0              $0            ($42)          ($168)         $1,216
ASCAP License Fees                      $291          $3,492            $873          $3,492          $2,244
Bad Debt Expense                      $2,031         $24,372          $5,627         $22,508         $20,654
Cap. Labor & OH Other                  ($380)        ($4,560)        ($1,267)        ($5,068)        ($6,525)
G & A Miscellaneous Expense             $471          $5,652            $709          $2,836            $807
Primary Satellite Fees               $13,005        $156,060         $37,226        $148,904        $147,138
Program Guides                          $659          $7,908          $2,306          $9,224          $6,777
Pay TV Fees                           $4,372         $52,464         $12,211         $48,844         $54,532
Video Game Fees                           $0              $0              $0              $0              $0
Pay Per View Fees                         $0              $0              $0              $0              $0
                                     -------      ----------        --------      ----------        --------

Total Expenses                       $32,283        $387,396        $145,691        $582,764        $632,632

Operating Income                     $98,854      $1,186,248        $254,435      $1,017,740        $928,961

Operating Margin                       75.38%          75.38%          63.59%          63.59%          59.49%


                                       -------------------------------------------------
                                        TWELVE MONTHS     TWELVE MONTHS   TWELVE MONTHS
                                           ENDING            ENDING          ENDING
                                          12/31/95          12/31/94         12/31/93
                                       -------------------------------------------------
Association - Lobbying                       $315            $429              $0
Political Contribution                         $0              $0              $0
Donations/Public Relations                 $3,215          $3,161          $2,786
Customer Billing                          $24,870         $25,987         $24,510
Postage & Messengers                      $19,538         $18,465         $19,239
Utilities                                  $3,931          $4,275          $3,746
Telephone                                  $8,653          $9,565          $7,412
Tax & Licenses                             $1,021            $375            $326
FCC User Fees                              $2,002          $1,820              $0
Reregulation Costs                         $1,321          $6,987          $8,026
CATV Franchise                            $19,447         $20,851         $25,970
Copyright Fees                            $20,334         $21,299         $22,096
BMI License Fees                               $0              $0              $0
ASCAP License Fees                             $0              $0              $0
Bad Debt Expense                          $21,437         $20,372         $19,263
Cap. Labor & OH Other                     ($4,704)        ($1,142)        ($3,152)
G & A Miscellaneous Expense                $1,912            $684            $530
Primary Satellite Fees                   $166,294        $145,095        $152,834
Program Guides                             $4,829          $4,115          $4,312
Pay TV Fees                               $78,767         $72,138         $84,799
Video Game Fees                                $0              $0              $0
Pay Per View Fees                              $0              $0              $0
                                         --------        --------        --------

Total Expenses                           $691,865        $683,143        $729,159

Operating Income                         $885,188        $932,829        $932,009

Operating Margin                            56.13%          57.73%          56.11%

SYSTEM LOCATION: REDMOND, OR


                                  ------------------------------------------------------------------------------------------------
                                     ADJUSTED         ADJUSTED        ADJUSTED        ADJUSTED        ADJUSTED       ADJUSTED
                                     ONE MONTH      THREE MONTHS    TWELVE MONTHS  TWELVE MONTHS   TWELVE MONTHS   TWELVE MONTHS
                                  ENDING 12/31/96  ENDING 12/31/96     ENDING          ENDING         ENDING          ENDING
                                     ANNUALIZED      ANNUALIZED       12/31/96        12/31/95       12/31/94        12/31/93
                                  ------------------------------------------------------------------------------------------------
REVENUES

Primary-1st Outlet                      $937,800        $932,864        $922,548       $932,155      $1,015,166        $924,178
Primary Commercial                       $63,984         $62,020         $69,928        $74,523         $65,937         $45,745
AG Tier                                       $0              $0              $0             $0              $0        $159,727
AJ Tier                                       $0              $0              $0             $0              $0        $166,375
AL Tier                                  $70,140         $69,964         $69,638        $74,131         $32,963              $0
Radio Services                            $7,524          $7,676          $8,730        $11,473         $15,045         $11,067
Pay Cable 1st Outlet                     $55,164         $58,156         $71,992        $99,639         $92,242        $117,344
New Product Tier 1                      $273,900        $274,712        $245,465       $219,116              $0              $0
Pay Cable Add'l Outlet                        $0              $0              $0             $0            ($19)             $0
Ala Carte                                     $0              $0              $0             $0        $212,349         $43,578
Commercial Pay                                $0              $0              $0             $0              $0         $17,545
Mini Pay                                  $2,244          $2,184          $2,529         $2,371          $2,746          $4,336
Primary Additional Outlet                     $0              $0              $0             $0              $7         $44,916
Remote Control                            $2,304          $2,352          $2,535         $2,868          $2,995         $20,722
Converter Rental                         $32,364         $32,264         $35,576        $39,429         $45,270         $21,765
Maintenance Contracts                     $6,132          $6,348          $7,002         $7,842          $4,809              $0
New Customer Pay Installs                     $0              $0              $0             $9             $49            $139
New Customer Basic Installs               $6,420         $10,300          $5,607         $5,334          $5,511          $6,837
Installs Non New Customers                $1,824          $1,792          $8,008         $9,167         $13,227         $11,317
Classified Ads                              $120             $60            $150         $1,100            $912          $9,941
Ad Insertion Sales                      $141,636         $81,512         $66,601        $67,548         $73,634         $12,173
Ad Sales Other                                $0              $0              $0             $0              $0             $21
Production and Loc. Origination               $0              $0            $489           $760          $4,320              $0
Other Late Charges                        $9,360         $11,720         $13,540        $13,990         $14,685         $14,925
Other Copyright Pass Thru                     $0              $0              $0             $0              $0         $12,451
Other Miscellaneous                       $6,300          $6,300          $6,300         $5,897          $6,300          $7,834
FCC User Fees Pass Through                $1,764          $1,744          $1,822         $1,841             $98              $0
Other - Programmers                           $0         $22,376          $6,386             $0              $0              $0
QVC Monthly Commission                    $7,884          $8,336          $7,529         $6,633          $6,522          $7,028
QVC Carriage Payment                      $7,848          $5,232          $6,965         $1,204          $1,204          $1,204
Other Networks Monthly Comm.                  $0              $0              $0            $20              $0              $0
Guides                                    $3,252          $3,392          $2,253             $3              $0              $0
                                      ----------      ----------      ----------     ----------      ----------      ----------

Total Revenues                        $1,637,964      $1,601,304      $1,561,593     $1,577,053      $1,615,972      $1,661,168

SYSTEM LOCATION: REDMOND, OR


                                  ------------------------------------------------------------------------------------------------
                                     ADJUSTED         ADJUSTED        ADJUSTED        ADJUSTED        ADJUSTED       ADJUSTED
                                     ONE MONTH      THREE MONTHS    TWELVE MONTHS  TWELVE MONTHS   TWELVE MONTHS   TWELVE MONTHS
                                  ENDING 12/31/96  ENDING 12/31/96     ENDING          ENDING         ENDING          ENDING
                                     ANNUALIZED      ANNUALIZED       12/31/96        12/31/95       12/31/94        12/31/93
                                  ------------------------------------------------------------------------------------------------
EXPENSES

Technical Salary - Supervisor         $32,652         $32,648         $32,971        $31,888              $0              $0
Technical Salary - Technician         $20,208         $20,044         $20,180        $20,563         $51,573         $48,776
Technical Salary - Dispatcher              $0              $0              $0             $0              $0              $0
Technical Salary - Installers         $18,720         $18,720         $17,658        $14,674         $17,424         $17,264
Overtime/Standby                      $13,596         $19,460         $12,805         $6,535         $10,460         $14,538
Payroll Taxes                          $5,940         $10,104          $8,129         $6,399          $6,689          $7,401
Group Insurance                        $6,048          $7,048          $7,475         $6,999          $2,865          $8,152
Other Benefits                             $0              $0          $1,011         $3,240          $4,116          $4,956
Contract Labor                             $0            $640            $160           $260              $0              $0
Allocated Department Expense               $0          $1,984            $496            $27              $0              $0
Rent - Headend                             $0              $0              $0             $0              $0              $0
Rent - Poles and Ducts                $14,000         $14,000         $13,566        $17,546          $8,902         $16,819
R & M Plant                            $2,640          $2,116          $1,629           $916            $986          $2,234
R & M Converter                            $0              $0              $0             $0              $0             $61
R & M Other                              $660            $220            $671           $540            $561            $695
Material and Reconnect                 $5,376          $4,956          $7,459         $5,898          $1,309              $0
Vehicle - Gas & Oil                    $5,652          $7,556          $6,895         $6,606          $6,157          $6,874
Vehicle - Service                      $2,400          $1,892          $2,176         $1,991          $3,461          $2,379
T & E System Travel                        $0              $0             $41            $76            $203            $152
T & E System Non-Travel                    $0              $0             $15             $0              $0             $83
Dues & Subscriptions                       $0              $0             $42            $80              $0             $45
Education                                  $0              $0             $61           $234              $0              $0
System Power Costs                    $15,036         $12,528         $12,085        $10,772         $11,245         $10,733
Recruiting                                 $0              $0             $42           $287              $0              $0
Loss on Converters                       $900            $900            $900           $900            $900            $900
Property Taxes                             $0              $0            $429        $13,710         $14,013         $14,081
Uniforms                               $3,864          $2,580          $1,906         $1,280          $1,271          $1,336
Small Tool and Safety                  $1,212            $640            $385           $522            $120            $723
Capital Labor & OH Construction            $0              $0              $0             $0              $0              $0
Capital Labor & OH Customer                $0              $0              $0             $0              $0              $0
Production and Local Origination
   Allocated                           $6,492          $3,108          $1,966           $947              $0            $654
P and L Allocated P/R Benefit            ($36)           $316            $450           $270              $0             $86
P and L Other Expense                  $1,728          $1,912          $1,541           $292              $0              $0
Ad Sales Payroll Taxes                 $1,632          $2,748          $2,250         $1,053          $1,089            $763
Ad Sales Group Insurance               $2,000          $1,356          $2,063         $1,291          $2,095            $299

SYSTEM LOCATION: REDMOND, OR

                                        ------------------------------------------------------
                                             ADJUSTED            ADJUSTED          ADJUSTED
                                             ONE MONTH         THREE MONTHS      TWELVE MONTHS
                                          ENDING 12/31/96    ENDING 12/31/96        ENDING
                                            ANNUALIZED          ANNUALIZED         12/31/96
                                        ------------------------------------------------------
Ad Sales Alloc. Personnel Benefit                $4,728             $4,768            $5,189
Ad Sales Alloc. P/R Benefit                        $756             $1,032            $1,351
Employee Commissions                            $21,600            $25,200           $23,451
Other Ad Sale Expenses                          $20,760            $15,120           $17,912
Marketing Payroll Taxes                          $1,008               $724              $181
Allocated P/R Benefit                                $0                 $0                $0
Marketing Employee Commissions                  $11,388             $7,732            $2,127
Marketing Expenses                              $21,492            $27,988           $41,591
Dues and Subscriptions                             $168               $120              $154
Rebates                                              $0                 $0                $0
Pay Per View Expenses                                $0                 $8                $9
Video Game Expenses                                  $0                 $0                $0
Miscellaneous Marketing Expenses                $18,672            $16,384            $5,433
G & A Salary - Supervisor                       $35,364            $35,368           $35,368
G & A Salary - CSR                              $35,988            $36,780           $34,892
G & A Overtime/Standby                               $0                 $0                $0
G & A Payroll Taxes                              $6,732             $8,888            $7,232
G & A Group Insurance                            $3,312             $4,220            $4,405
G & A Other Benefits                                 $0                 $0              $744
G & A Contract Labor                                 $0                 $0                $0
G & A Allocated Personnel Expense                    $0                 $0                $0
G & A Allocated Department Expense                   $0                 $0            $1,276
Rent - Office                                        $0                 $0                $0
R & M - Office                                   $6,564             $5,548            $6,215
Office Supplies                                    $576             $3,668            $3,477
Xerox & Printing                                 $1,488             $1,544              $697
Vehicle - Gas & Oil                                  $0               $160              $367
T & E System Travel                                $240             $1,788              $582
T & E System Non-Travel                              $0                 $0               $22
Dues and Subscriptions                           $1,356             $1,460            $1,807
Conventions - Travel                                 $0                 $0              $200
Education                                           $84                $24              $550
Recruiting                                           $0                 $0                $0
Insurance                                       $38,040            $33,516            $7,860
Legal                                            $6,000             $6,076            $6,019
Audit & Taxes                                    $9,144             $9,140           $13,154
Association - Dues                               $2,208             $2,204            $2,299


                                        ---------------------------------------------------
                                            ADJUSTED          ADJUSTED          ADJUSTED
                                          TWELVE MONTHS     TWELVE MONTHS    TWELVE MONTHS
                                             ENDING            ENDING            ENDING
                                            12/31/95          12/31/94          12/31/93
                                        ---------------------------------------------------
Ad Sales Alloc. Personnel Benefit                $4,895            $4,549           $3,161
Ad Sales Alloc. P/R Benefit                      $1,320            $1,240             $821
Employee Commissions                            $12,715           $13,072           $7,286
Other Ad Sale Expenses                          $12,671           $14,157          $10,449
Marketing Payroll Taxes                              $0                $0             $722
Allocated P/R Benefit                                $0                $0              $10
Marketing Employee Commissions                     $644              $503           $8,750
Marketing Expenses                              $31,634           $35,140          $16,153
Dues and Subscriptions                             $455              $226           $1,028
Rebates                                              $0             ($603)              $0
Pay Per View Expenses                               $84               $35               $0
Video Game Expenses                                  $0                $0               $0
Miscellaneous Marketing Expenses                 $2,914            $4,463           $4,760
G & A Salary - Supervisor                       $34,008           $28,621          $51,916
G & A Salary - CSR                              $35,386           $25,245          $19,032
G & A Overtime/Standby                             $119                $0               $0
G & A Payroll Taxes                              $6,242            $5,019           $7,444
G & A Group Insurance                            $4,101                $0           $7,340
G & A Other Benefits                                 $0           $11,892          $23,112
G & A Contract Labor                                $40            $9,448           $1,775
G & A Allocated Personnel Expense                    $0                $0               $0
G & A Allocated Department Expense                 $479                $0               $0
Rent - Office                                        $0                $0               $0
R & M - Office                                   $6,015            $5,578           $5,125
Office Supplies                                  $2,416            $1,944           $2,072
Xerox & Printing                                 $1,607            $1,671           $2,278
Vehicle - Gas & Oil                                $427              $515           $1,099
T & E System Travel                                $404              $335             $911
T & E System Non-Travel                          $1,674                $0             $208
Dues and Subscriptions                           $2,238            $1,470           $2,769
Conventions - Travel                               $676              $620           $2,221
Education                                          $248              $851             $545
Recruiting                                           $8                $0               $0
Insurance                                       $26,414           $45,772          $32,315
Legal                                            $3,266            $6,000           $5,304
Audit & Taxes                                    $8,511            $8,954          $10,844
Association - Dues                               $1,961            $2,440           $3,327

SYSTEM LOCATION: REDMOND, OR

                                        -----------------------------------------------------
                                             ADJUSTED            ADJUSTED          ADJUSTED
                                             ONE MONTH         THREE MONTHS     TWELVE MONTHS
                                          ENDING 12/31/96    ENDING 12/31/96        ENDING
                                            ANNUALIZED          ANNUALIZED         12/31/96
                                        -----------------------------------------------------
Association - Lobbying                             $600               $604              $623
Political Contribution                               $0                 $0                $0
Donations/Public Relations                       $3,000             $2,652            $3,754
Customer Billing                                $19,404            $23,060           $21,933
Postage & Messengers                            $18,396            $18,432           $18,757
Utilities                                        $4,008             $4,064            $4,703
Telephone                                        $7,968             $8,788            $8,582
Tax & Licenses                                     $720             $1,716            $1,584
FCC User Fees                                    $1,920             $1,920            $2,051
Reregulation Costs                                   $0             $7,724            $4,167
CATV Franchise                                  $15,540            $15,028           $15,186
Copyright Fees                                  $23,952            $23,488           $24,743
BMI License Fees                                     $0                 $0            $1,216
ASCAP License Fees                               $3,492             $3,492            $2,244
Bad Debt Expense                                $24,372            $22,508           $20,654
Cap. Labor & OH Other                                $0                 $0                $0
G & A Miscellaneous Expense                      $5,652             $2,836              $807
Primary Satellite Fees                         $156,060           $148,904          $147,138
Program Guides                                   $7,908             $9,224            $6,777
Pay TV Fees                                     $52,464            $48,844           $54,532
Video Game Fees                                      $0                 $0                $0
Pay Per View Fees                                    $0                 $0                $0
                                                    ---                ---               ---

Total Expenses                                 $753,844           $760,220          $721,472

Operating Income                               $884,120           $841,084          $840,121

Operating Margin                                 53.98%             52.52%            53.80%


                                         ----------------------------------------------------
                                             ADJUSTED         ADJUSTED           ADJUSTED
                                          TWELVE MONTHS     TWELVE MONTHS     TWELVE MONTHS
                                              ENDING           ENDING             ENDING
                                            12/31/95          12/31/94           12/31/93
                                         ----------------------------------------------------
Association - Lobbying                               $315              $429               $0
Political Contribution                                 $0                $0               $0
Donations/Public Relations                         $3,215            $3,161           $2,786
Customer Billing                                  $24,870           $25,987          $24,510
Postage & Messengers                              $19,538           $18,465          $19,239
Utilities                                          $3,931            $4,275           $3,746
Telephone                                          $8,653            $9,565           $7,412
Tax & Licenses                                     $1,021              $375             $326
FCC User Fees                                      $2,002            $1,820               $0
Reregulation Costs                                 $1,321            $6,987           $8,026
CATV Franchise                                    $19,447           $20,851          $25,970
Copyright Fees                                    $20,334           $21,299          $22,096
BMI License Fees                                       $0                $0               $0
ASCAP License Fees                                     $0                $0               $0
Bad Debt Expense                                  $21,437           $20,372          $19,263
Cap. Labor & OH Other                                  $0                $0               $0
G & A Miscellaneous Expense                        $1,912              $684             $530
Primary Satellite Fees                           $166,294          $145,095         $152,834
Program Guides                                     $4,829            $4,115           $4,312
Pay TV Fees                                       $78,767           $72,138          $84,799
Video Game Fees                                        $0                $0               $0
Pay Per View Fees                                      $0                $0               $0
                                                       ---               ---              --

Total Expenses                                   $737,254          $730,214         $768,630

Operating Income                                 $839,799          $885,758         $892,538

Operating Margin                                   53.25%            54.81%           53.73%

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.


SYSTEM LOCATION:  SOMERSET, KY

                                    -------------------------------------------------------------------------
                                      ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS
                                        ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96   ENDING
                                       12/31/96      ANNUALIZED     12/31/96      ANNUALIZED     12/31/96
                                    -------------------------------------------------------------------------
REVENUES

Primary - First Outlet                    $365,957     $4,391,484    $1,081,892     $4,327,568    $4,085,262
Primary Commercial                          $5,310        $63,720       $17,526        $70,104       $73,145
Expanded Tier                                   $0             $0            $0             $0            $0
A-G Tier                                        $6            $72           $21            $84           $83
A-J Tier                                       $15           $180           $48           $192          $149
A-L Tier                                   $44,521       $534,252      $131,572       $526,288      $474,908
Radio Services                                  $5            $60           $17            $68          $102
Pay Cable First Outlet                     $32,923       $395,076       $98,341       $393,364      $440,217
Pay Cable Additional Outlet                   $299         $3,588          $867         $3,468        $4,085
Ala Carte                                       $0             $0            $0             $0            $0
New Product Tier 1                         $99,755     $1,197,060      $296,279     $1,185,116    $1,005,944
Commercial Pay                                $857        $10,284        $4,080        $16,320       $20,604
Pay Per View                                  $623         $7,476        $3,560        $14,240       $11,912
Primary Additional Outlet                       $0             $0            $0             $0            $0
Remote Control                              $1,544        $18,528        $4,624        $18,496       $28,564
Converter Rental                            $8,108        $97,296       $23,900        $95,600       $83,054
Maintenance Contracts                       $3,264        $39,168        $9,959        $39,836       $41,057
New Customer Pay Installs                       $0             $0            $0             $0            $0
New Customer Basic Installs                   $910        $10,920        $4,257        $17,028       $24,787
Installation Materials Charge                   $0             $0          ($10)          ($40)           $5
Installs - Non New Customers                $4,083        $48,996       $15,801        $63,204       $88,319
Guide Revenue                                 $406         $4,872        $1,263         $5,052        $3,762
Other - Late Charges                        $6,590        $79,080       $18,325        $73,300       $70,610
Other - Rent                                $1,164        $13,968        $2,400         $9,600        $9,600
Other - Franchise Pass Through              $2,061        $24,732        $6,146        $24,584       $22,934
Other - Miscellaneous                           $0             $0          $660         $2,640          $905
FCC User Fees Pass Through                    $780         $9,360        $2,346         $9,384        $9,413
Other - Programmers                        $45,922       $551,064      $163,871       $655,484      $168,073
QVC Monthly Commission                      $1,943        $23,316        $6,898        $27,592       $26,495
QVC Carriage Payment                            $0             $0        $3,103        $12,412       $12,307
HSN Monthly Commission                        $707         $8,484       ($8,332)      ($33,328)      $10,667
HSN Carriage Payment                        $2,234        $26,808       $17,748        $70,992       $28,827
Classifed Ads                               $6,770        $81,240       $21,790        $87,160      $101,632
Ad Insertion Sales                         $28,650       $343,800       $72,005       $288,020      $198,116
Ad Sales Other                                  $0             $0            $0             $0            $0
Production & Local Origination              $8,453       $101,436       $17,325        $69,300       $45,327
                                            -------      ---------      --------       --------      -------

Total Revenues                            $673,860     $8,086,320    $2,018,282     $8,073,128    $7,090,865


SYSTEM LOCATION:  SOMERSET, KY

                                                                                   --------------
                                    --------------------------------------------     ADJUSTED
                                    TWELVE MONTHS  TWELVE MONTHS   TWELVE MONTHS     ONE MONTH
                                        ENDING         ENDING        ENDING        ENDING 12/31/96
                                       12/31/95       12/31/94      12/31/93        ANNUALIZED
                                    --------------------------------------------   --------------
REVENUES

Primary - First Outlet                  $3,780,392     $3,827,585    $3,171,423       $4,391,484
Primary Commercial                         $69,778        $68,505       $67,614          $63,720
Expanded Tier                                   $0             $0            $0               $0
A-G Tier                                       $60        $23,815      $457,868              $72
A-J Tier                                       $74        $23,544      $815,239             $180
A-L Tier                                  $412,199       $165,567            $0         $534,252
Radio Services                                 $98             $0            $0              $60
Pay Cable First Outlet                    $466,915       $390,766      $354,268         $395,076
Pay Cable Additional Outlet                 $6,672         $8,484        $7,591           $3,588
Ala Carte                                       $0       $717,997      $173,276               $0
New Product Tier 1                        $813,889             $0            $0       $1,197,060
Commercial Pay                             $32,976        $12,816       $12,567          $10,284
Pay Per View                                $6,818         $7,417        $6,523           $7,476
Primary Additional Outlet                       $0         $1,470       $40,225               $0
Remote Control                             $44,680        $42,696       $50,444          $18,528
Converter Rental                           $49,650        $48,193       $14,060          $97,296
Maintenance Contracts                      $37,671        $21,269            $0          $39,168
New Customer Pay Installs                      $78            $78          $275               $0
New Customer Basic Installs                $33,786        $53,663       $65,766          $10,920
Installation Materials Charge                 $301             $0            $0               $0
Installs - Non New Customers               $92,532        $83,947       $78,466          $48,996
Guide Revenue                                   $8             $0            $0           $4,872
Other - Late Charges                       $67,905        $85,715       $73,700          $79,080
Other - Rent                                $8,960         $9,498       $10,407          $13,968
Other - Franchise Pass Through              $5,519             $0            $0          $24,732
Other - Miscellaneous                          $33           $382        $1,403               $0
FCC User Fees Pass Through                  $8,848           $455            $0           $9,360
Other - Programmers                             $0             $0            $0         $551,064
QVC Monthly Commission                     $25,290        $23,479       $23,297          $23,316
QVC Carriage Payment                       $14,516        $14,516       $14,515               $0
HSN Monthly Commission                      $7,489             $0            $0           $8,484
HSN Carriage Payment                       $14,772             $0            $0          $26,808
Classifed Ads                              $91,439        $71,510       $60,097          $81,240
Ad Insertion Sales                        $183,458       $171,423      $127,342         $343,800
Ad Sales Other                                  $0             $0           $91               $0
Production & Local Origination             $22,396        $13,511        $9,175         $101,436
                                           --------       --------       -------        --------

Total Revenues                          $6,299,202     $5,888,301    $5,635,632       $8,086,320

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  SOMERSET, KY


                                    -------------------------------------------------------------------------
                                      ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS
                                        ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96   ENDING
                                       12/31/96      ANNUALIZED     12/31/96      ANNUALIZED     12/31/96
                                    -------------------------------------------------------------------------
EXPENSES

Technical Salary - Supervisor               $5,576        $66,912       $16,729        $66,916       $66,916
Technical Salary - Technician              $35,569       $426,828      $109,714       $438,856      $428,056
Technical Salary - Dispatcher                   $0             $0            $0             $0            $0
Technical Salary - Installers              $13,103       $157,236       $38,269       $153,076      $148,029
Overtime/Standby                           $18,599       $223,188       $60,220       $240,880      $158,241
Payroll Taxes                               $4,992        $59,904       $17,547        $70,188       $66,258
Group Insurance                             $5,467        $65,604       $16,982        $67,928       $69,287
Other Benefits                            ($23,842)     ($286,104)     ($17,070)      ($68,280)      $13,404
Allocated Personnel Expense               ($41,600)     ($499,200)    ($122,898)     ($491,592)    ($449,977)
Allocated P/R Benefit                       $7,278        $87,336      ($10,058)      ($40,232)     ($87,450)
Allocated Department Expense                    $0             $0           $92           $368           $92
Rent - Headend                              $2,800        $33,600        $8,400        $33,600       $34,100
Rent - Poles and Ducts                    ($10,459)     ($125,508)       $3,603        $14,412       $67,017
R & M Plant                                   $564         $6,768        $4,063        $16,252       $15,538
R & M Converter                               $867        $10,404        $4,351        $17,404       $18,647
R & M Other                                   $484         $5,808        $3,354        $13,416        $6,072
Material and Reconnect                        $818         $9,816        $2,903        $11,612        $9,544
Vehicle - Gas & Oil                         $1,756        $21,072        $7,568        $30,272       $28,896
Vehicle - Service                             $652         $7,824        $2,743        $10,972       $14,128
Leased Vehicles                                 $0             $0            $0             $0            $0
T & E System Travel                             $0             $0            $0             $0            $0
T & E System Non-Travel                       $141         $1,692          $483         $1,932          $578
Dues & Subscriptions                            $9           $108           $28           $112          $203
Education                                       $0             $0            $0             $0          $409
System Power Costs                          $5,581        $66,972       $18,295        $73,180       $68,318
Recruiting                                      $0             $0            $0             $0            $0
Loss on Converters                            $150         $1,800          $450         $1,800        $1,800
Property Taxes                             $87,028     $1,044,336      $137,789       $551,156      $364,690
Uniforms                                      $738         $8,856        $1,915         $7,660        $7,304
Small Tool and Safety                           $0             $0            $0             $0          $800
Capital Labor & OH Construction           ($24,618)     ($295,416)     ($94,369)     ($377,476)    ($206,921)
Capital Labor & OH Customer                ($6,293)      ($75,516)     ($24,657)      ($98,628)     ($81,887)
P & L Salary - Producer Assistant           $1,908        $22,896        $5,716        $22,864       $22,738
Payroll Taxes                                 $159         $1,908          $544         $2,176        $1,899
Group Insurance                                $98         $1,176          $347         $1,388        $1,500
Other Benefits                                $190         $2,280          $664         $2,656        $1,744
Employee Commissions                            $0             $0            $0             $0            $0
P & L Other Expenses                          $808         $9,696        $2,860        $11,440        $6,113
Ad Sales Salary Supervisor                    $451         $5,412        $1,353         $5,412        $5,412

                                                                                   --------------
                                    --------------------------------------------     ADJUSTED
                                    TWELVE MONTHS  TWELVE MONTHS   TWELVE MONTHS     ONE MONTH
                                        ENDING         ENDING        ENDING        ENDING 12/31/96
                                       12/31/95       12/31/94      12/31/93        ANNUALIZED
                                    --------------------------------------------   --------------
EXPENSES

Technical Salary - Supervisor              $64,342        $61,868       $59,488          $66,912
Technical Salary - Technician             $405,137       $394,220      $395,567         $426,828
Technical Salary - Dispatcher                   $0             $0            $0               $0
Technical Salary - Installers             $132,929       $114,762      $124,670         $157,236
Overtime/Standby                          $125,429       $133,982      $101,432         $223,188
Payroll Taxes                              $61,895        $59,987       $55,772          $59,904
Group Insurance                            $53,433        $30,569       $98,650          $65,604
Other Benefits                             $25,668        $37,410       $44,592          $15,000
Allocated Personnel Expense              ($405,626)     ($408,422)    ($390,803)       ($499,200)
Allocated P/R Benefit                     ($84,926)      ($76,166)    ($122,091)         $87,336
Allocated Department Expense                    $0             $0         ($433)              $0
Rent - Headend                             $34,900        $33,600       $33,600          $33,600
Rent - Poles and Ducts                     $78,490        $97,371       $53,318          $60,000
R & M Plant                                $10,113         $5,916        $4,751           $6,768
R & M Converter                            $14,051         $4,852        $1,581          $10,404
R & M Other                                 $6,202         $4,084        $2,138           $5,808
Material and Reconnect                      $9,481         $7,208        $4,800           $9,816
Vehicle - Gas & Oil                        $22,128        $22,015       $21,404          $21,072
Vehicle - Service                          $17,710        $16,800        $7,986           $7,824
Leased Vehicles                                 $0             $0       $13,384               $0
T & E System Travel                            $58             $0          $150               $0
T & E System Non-Travel                         $0            $63           $78           $1,692
Dues & Subscriptions                          $522           $925          $586             $108
Education                                     $132           $497          $506               $0
System Power Costs                         $72,792        $77,598       $62,774          $66,972
Recruiting                                      $0             $0            $0               $0
Loss on Converters                          $1,800         $1,800        $1,800           $1,800
Property Taxes                            $264,900       $184,185      $309,246       $1,044,336
Uniforms                                    $6,791         $5,435        $6,621           $8,856
Small Tool and Safety                         $400           $156          $169               $0
Capital Labor & OH Construction          ($156,243)      ($95,119)     ($68,332)              $0
Capital Labor & OH Customer               ($77,658)      ($49,598)     ($86,936)              $0
P & L Salary - Producer Assistant          $22,198        $20,016       $15,600          $22,896
Payroll Taxes                               $1,886         $1,669        $1,227           $1,908
Group Insurance                             $1,240         $1,571        $1,993           $1,176
Other Benefits                              $1,488         $1,512        $1,230           $2,280
Employee Commissions                        $2,320            $25            $0               $0
P & L Other Expenses                          $568             $0            $0           $9,696
Ad Sales Salary Supervisor                  $5,412        $20,810       $20,290           $5,412

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  SOMERSET, KY


                                    -------------------------------------------------------------------------
                                      ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS
                                        ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96   ENDING
                                       12/31/96      ANNUALIZED     12/31/96      ANNUALIZED     12/31/96
                                    -------------------------------------------------------------------------
Ad Sales Payroll Taxes                        $535         $6,420        $1,845         $7,380        $7,630
Ad Sales Group Insurance                      $532         $6,384        $1,698         $6,792        $7,730
Ad Sales Other Benefits                       ($22)         ($264)          $34           $136          $286
Ad Sales Alloc. Personnel Benefit             $958        $11,496        $3,023        $12,092       $11,163
Ad Sales Alloc. P/R Benefit                   $937        $11,244         ($485)       ($1,940)      ($6,535)
Employee Commissions                        $1,904        $22,848        $5,428        $21,712       $25,626
Other Ad Sale Expenses                    ($12,225)     ($146,700)      ($6,420)      ($25,680)      $13,751
Marketing Payroll Taxes                         $0             $0            $0             $0            $0
Marketing Salary & Benefits                     $0             $0            $0             $0            $0
Marketing Allocated P/R Benefit                 $0             $0            $0             $0            $0
Marketing Employee Commissions                $526         $6,312          $526         $2,104          $978
Marketing Expenses                          $3,180        $38,160       $31,522       $126,088       $88,866
Dues and Subscriptions                         $73           $876          $238           $952          $727
Rebates                                         $0             $0            $0             $0            $0
Pay Per View Expenses                          $30           $360          $158           $632        $3,346
Video Game Expenses                             $0             $0            $0             $0            $0
Miscellaneous Marketing Expenses              $770         $9,240        $3,830        $15,320        $8,772
G & A Salary - Supervisor                   $5,319        $63,828        $9,414        $37,656       $42,579
G & A Salary - CSR                         $20,044       $240,528       $61,422       $245,688      $238,058
G & A Overtime/Standby                      $1,144        $13,728        $2,905        $11,620        $8,125
G & A Payroll Taxes                         $4,411        $52,932        $8,484        $33,936       $28,519
G & A Group Insurance                       $2,575        $30,900        $8,181        $32,724       $34,834
G & A Other Benefits                       ($8,930)     ($107,160)      ($6,790)      ($27,160)       $2,840
G & A Contract Labor                            $0             $0            $0             $0            $0
G & A Allocated Personnel Expense         ($14,510)     ($174,120)     ($38,089)     ($152,356)    ($152,428)
G & A Allocated P/R Expense                   ($20)         ($240)      ($6,033)      ($24,132)     ($37,524)
Allocated Department Expense               ($5,723)      ($68,676)     ($17,100)      ($68,400)     ($38,441)
Rent - Office                                 $525         $6,300        $1,575         $6,300        $6,300
R & M - Office                                $755         $9,060        $2,573        $10,292       $11,845
Office Supplies                               $732         $8,784        $1,764         $7,056        $8,291
Xerox & Printing                                $0             $0        $1,113         $4,452        $5,224
Vehicle - Gas & Oil                           $299         $3,588          $498         $1,992        $2,322
T & E System Travel                         $1,318        $15,816        $2,154         $8,616        $5,803
T & E System Non-Travel                       $180         $2,160          $269         $1,076          $386
Dues and Subscriptions                         $21           $252           $81           $324        $1,442
Conventions - Travel                            $0             $0            $0             $0          $310
Conventions - Non Travel                        $0             $0            $0             $0            $0
Education                                     $943        $11,316        $1,153         $4,612        $3,691
Recruiting                                      $0             $0            $0             $0           $21
Insurance                                  $18,028       $216,336       $51,355       $205,420      $137,803
Legal                                       $1,050        $12,600        $6,421        $25,684       $15,871


                                                                                   --------------
                                    --------------------------------------------     ADJUSTED
                                    TWELVE MONTHS  TWELVE MONTHS   TWELVE MONTHS     ONE MONTH
                                        ENDING         ENDING        ENDING        ENDING 12/31/96
                                       12/31/95       12/31/94      12/31/93        ANNUALIZED
                                    --------------------------------------------   --------------
Ad Sales Payroll Taxes                      $7,577         $7,271        $4,587           $6,420
Ad Sales Group Insurance                    $5,863         $3,813        $7,225           $6,384
Ad Sales Other Benefits                       $336         $1,334        $1,824               $0
Ad Sales Alloc. Personnel Benefit          $15,788       ($23,115)      ($1,733)         $11,496
Ad Sales Alloc. P/R Benefit                  ($666)       ($1,626)         $552          $11,244
Employee Commissions                       $44,203        $74,049       $37,482          $22,848
Other Ad Sale Expenses                     $21,732        $23,572       $16,294          $10,000
Marketing Payroll Taxes                         $0             $0            $0               $0
Marketing Salary & Benefits                     $0             $0            $0               $0
Marketing Allocated P/R Benefit                 $0             $0           $43               $0
Marketing Employee Commissions                $314         $1,718        $8,039           $6,312
Marketing Expenses                         $48,533        $95,148       $44,100          $38,160
Dues and Subscriptions                      $2,002         $1,071        $4,022             $876
Rebates                                         $0        ($2,316)           $0               $0
Pay Per View Expenses                       $1,594         $1,259        $8,552             $360
Video Game Expenses                             $0             $0            $0               $0
Miscellaneous Marketing Expenses            $7,778        $14,530        $9,203           $9,240
G & A Salary - Supervisor                  $76,266        $73,332       $70,512          $63,828
G & A Salary - CSR                        $219,595       $210,635      $219,528         $240,528
G & A Overtime/Standby                      $4,440         $4,369        $3,662          $13,728
G & A Payroll Taxes                        $26,888        $25,899       $24,930          $52,932
G & A Group Insurance                      $24,036        $13,087       $42,772          $30,900
G & A Other Benefits                        $6,897          ($172)      $32,992               $0
G & A Contract Labor                        $1,538           $644            $0               $0
G & A Allocated Personnel Expense        ($166,526)     ($166,962)    ($164,094)       ($174,120)
G & A Allocated P/R Expense               ($34,543)      ($33,445)     ($51,431)           ($240)
Allocated Department Expense              ($62,558)      ($70,956)     ($66,737)        ($68,676)
Rent - Office                               $6,300         $6,200        $5,700           $6,300
R & M - Office                              $9,379        $10,703       $13,365           $9,060
Office Supplies                             $9,775        $10,288        $7,292           $8,784
Xerox & Printing                            $4,344         $4,396        $4,273               $0
Vehicle - Gas & Oil                         $1,613         $1,585        $1,209           $3,588
T & E System Travel                           $542           $251        $1,490          $15,816
T & E System Non-Travel                       $984           $951          $672           $2,160
Dues and Subscriptions                      $1,380           $890        $1,164             $252
Conventions - Travel                           $13           $650          $484               $0
Conventions - Non Travel                       $28             $0            $0               $0
Education                                   $3,889         $2,096        $2,613          $11,316
Recruiting                                      $0             $0            $0               $0
Insurance                                 $165,149       $162,277      $175,848         $216,336
Legal                                      $12,263        $12,000        $7,000          $12,600

                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.

SYSTEM LOCATION:  SOMERSET, KY


                                    -------------------------------------------------------------------------
                                      ONE MONTH      ONE MONTH    THREE MONTHS   THREE MONTHS  TWELVE MONTHS
                                        ENDING     ENDING 12/31/96   ENDING     ENDING 12/31/96   ENDING
                                       12/31/96      ANNUALIZED     12/31/96      ANNUALIZED     12/31/96
                                    -------------------------------------------------------------------------
Audit & Taxes                                 $762         $9,144        $2,285         $9,140        $9,010
Association - Dues                          $1,162        $13,944        $3,391        $13,564       $13,832
Association - Lobbying                        $186         $2,232          $651         $2,604        $2,271
Political Contribution                          $0             $0          $100           $400          $100
Donations/Public Relations                    $163         $1,956        $1,184         $4,736        $7,848
Customer Billing                            $7,148        $85,776       $21,250        $85,000       $85,197
Postage & Messengers                        $7,090        $85,080       $21,110        $84,440       $85,890
Utilities                                     $988        $11,856        $3,375        $13,500       $13,060
Telephone                                   $3,567        $42,804       $10,112        $40,448       $32,119
Tax & Licenses                                 $97         $1,164          $291         $1,164        $1,563
FCC User Fees                                 $886        $10,632        $2,658        $10,632       $10,619
Reregulation Costs                              $0             $0       $13,232        $52,928       $30,024
CATV Franchise                             $10,626       $127,512       $39,927       $159,708      $164,256
Copyright Fees                              $7,722        $92,664       $22,881        $91,524       $98,852
BMI License Fees                                $0             $0         ($448)       ($1,792)       $4,526
ASCAP License Fees                          $1,094        $13,128        $3,284        $13,136        $8,445
Bad Debt Expense                            $9,255       $111,060        $7,646        $30,584       $51,395
Cap. Labor & OH Other                      ($1,812)      ($21,744)      ($4,813)      ($19,252)     ($10,782)
G & A Miscellaneous Expense                 $3,287        $39,444        $6,623        $26,492       $10,069
Primary Satellite Fees                     $81,022       $972,264      $244,728       $978,912      $925,578
Program Guides                                $331         $3,972        $1,087         $4,348       $10,712
Pay TV Fees                                $18,758       $225,096       $55,151       $220,604      $251,372
Pay Per View Fees                             $384         $4,608        $2,067         $8,268        $6,730
Video Game Fees                                 $0             $0            $0             $0            $0
                                                ---            ---           ---            ---           --

Total Expenses                            $267,049     $3,204,588      $788,449     $3,153,796    $3,102,395

Operating Income                          $406,811     $4,881,732    $1,229,833     $4,919,332    $3,988,470

Operating Margin                            60.37%         60.37%        60.93%         60.93%        56.25%


                                                                                   --------------
                                    --------------------------------------------      ADJUSTED
                                    TWELVE MONTHS  TWELVE MONTHS   TWELVE MONTHS     ONE MONTH
                                        ENDING         ENDING        ENDING        ENDING 12/31/96
                                       12/31/95       12/31/94      12/31/93        ANNUALIZED
                                    --------------------------------------------   --------------
Audit & Taxes                              $25,604        $39,812       $16,246           $9,144
Association - Dues                          $6,574         $7,318        $7,312          $13,944
Association - Lobbying                      $1,212         $1,202            $0           $2,232
Political Contribution                          $0             $0            $0               $0
Donations/Public Relations                  $6,135         $5,021        $4,256           $1,956
Customer Billing                           $95,517        $98,893       $88,898          $85,776
Postage & Messengers                       $83,629        $78,104       $77,033          $85,080
Utilities                                  $12,222        $11,663       $11,281          $11,856
Telephone                                  $27,776        $27,991       $28,860          $42,804
Tax & Licenses                              $1,437           $270          $753           $1,164
FCC User Fees                               $8,678         $7,257            $0          $10,632
Reregulation Costs                          $7,841        $25,519       $13,010               $0
CATV Franchise                            $179,949       $148,978      $160,945         $127,512
Copyright Fees                             $78,077        $73,468       $63,629          $92,664
BMI License Fees                                $0             $0            $0               $0
ASCAP License Fees                              $0             $0            $0          $13,128
Bad Debt Expense                           $65,460        $96,890       $69,142         $111,060
Cap. Labor & OH Other                     ($32,458)      ($15,411)      ($5,946)              $0
G & A Miscellaneous Expense                 $9,182         $7,050        $7,250          $39,444
Primary Satellite Fees                    $803,806       $657,702      $649,739         $972,264
Program Guides                             $20,788        $16,367       $13,018           $3,972
Pay TV Fees                               $275,154       $234,780      $218,302         $225,096
Pay Per View Fees                            ($237)        $4,149        $3,914           $4,608
Video Game Fees                                 $0             $0            $0               $0
                                               ---            ---           ---              ---

Total Expenses                          $2,863,054     $2,704,050    $2,677,884       $4,348,000

Operating Income                        $3,436,148     $3,184,251    $2,957,748       $3,738,320

Operating Margin                            54.55%         54.08%        52.48%           46.23%

SYSTEM LOCATION:  SOMERSET, KY

                                    -------------------------------------------------------------------------
                                       ADJUSTED       ADJUSTED      ADJUSTED       ADJUSTED      ADJUSTED
                                     THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                    ENDING 12/31/96    ENDING        ENDING         ENDING        ENDING
                                      ANNUALIZED      12/31/96      12/31/95       12/31/94      12/31/93
                                    -------------------------------------------------------------------------
REVENUES

Primary - First Outlet                  $4,327,568     $4,085,262    $3,780,392     $3,827,585    $3,171,423
Primary Commercial                         $70,104        $73,145       $69,778        $68,505       $67,614
Expanded Tier                                   $0             $0            $0             $0            $0
A-G Tier                                       $84            $83           $60        $23,815      $457,868
A-J Tier                                      $192           $149           $74        $23,544      $815,239
A-L Tier                                  $526,288       $474,908      $412,199       $165,567            $0
Radio Services                                 $68           $102           $98             $0            $0
Pay Cable First Outlet                    $393,364       $440,217      $466,915       $390,766      $354,268
Pay Cable Additional Outlet                 $3,468         $4,085        $6,672         $8,484        $7,591
Ala Carte                                       $0             $0            $0       $717,997      $173,276
New Product Tier 1                      $1,185,116     $1,005,944      $813,889             $0            $0
Commercial Pay                             $16,320        $20,604       $32,976        $12,816       $12,567
Pay Per View                               $14,240        $11,912        $6,818         $7,417        $6,523
Primary Additional Outlet                       $0             $0            $0         $1,470       $40,225
Remote Control                             $18,496        $28,564       $44,680        $42,696       $50,444
Converter Rental                           $95,600        $83,054       $49,650        $48,193       $14,060
Maintenance Contracts                      $39,836        $41,057       $37,671        $21,269            $0
New Customer Pay Installs                       $0             $0           $78            $78          $275
New Customer Basic Installs                $17,028        $24,787       $33,786        $53,663       $65,766
Installation Materials Charge                 ($40)            $5          $301             $0            $0
Installs - Non New Customers               $63,204        $88,319       $92,532        $83,947       $78,466
Guide Revenue                               $5,052         $3,762            $8             $0            $0
Other - Late Charges                       $73,300        $70,610       $67,905        $85,715       $73,700
Other - Rent                                $9,600         $9,600        $8,960         $9,498       $10,407
Other - Franchise Pass Through             $24,584        $22,934        $5,519             $0            $0
Other - Miscellaneous                       $2,640           $905           $33           $382        $1,403
FCC User Fees Pass Through                  $9,384         $9,413        $8,848           $455            $0
Other - Programmers                       $655,484       $168,073            $0             $0            $0
QVC Monthly Commission                     $27,592        $26,495       $25,290        $23,479       $23,297
QVC Carriage Payment                       $12,412        $12,307       $14,516        $14,516       $14,515
HSN Monthly Commission                     $10,000        $10,667        $7,489             $0            $0
HSN Carriage Payment                       $70,992        $28,827       $14,772             $0            $0
Classifed Ads                              $87,160       $101,632       $91,439        $71,510       $60,097
Ad Insertion Sales                        $288,020       $198,116      $183,458       $171,423      $127,342
Ad Sales Other                                  $0             $0            $0             $0           $91
Production & Local Origination             $69,300        $45,327       $22,396        $13,511        $9,175
                                          --------       --------      --------       --------       -------

Total Revenues                          $8,116,456     $7,090,865    $6,299,202     $5,888,301    $5,635,632

SYSTEM LOCATION:  SOMERSET, KY

                                    -------------------------------------------------------------------------
                                       ADJUSTED       ADJUSTED      ADJUSTED       ADJUSTED      ADJUSTED
                                     THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                    ENDING 12/31/96    ENDING        ENDING         ENDING        ENDING
                                      ANNUALIZED      12/31/96      12/31/95       12/31/94      12/31/93
                                    -------------------------------------------------------------------------
EXPENSES

Technical Salary - Supervisor              $66,916        $66,916       $64,342        $61,868       $59,488
Technical Salary - Technician             $438,856       $428,056      $405,137       $394,220      $395,567
Technical Salary - Dispatcher                   $0             $0            $0             $0            $0
Technical Salary - Installers             $153,076       $148,029      $132,929       $114,762      $124,670
Overtime/Standby                          $240,880       $158,241      $125,429       $133,982      $101,432
Payroll Taxes                              $70,188        $66,258       $61,895        $59,987       $55,772
Group Insurance                            $67,928        $69,287       $53,433        $30,569       $98,650
Other Benefits                             $15,000        $13,404       $25,668        $37,410       $44,592
Allocated Personnel Expense              ($491,592)     ($449,977)    ($405,626)     ($408,422)    ($390,803)
Allocated P/R Benefit                     ($40,232)      ($87,450)     ($84,926)      ($76,166)    ($122,091)
Allocated Department Expense                  $368            $92            $0             $0         ($433)
Rent - Headend                             $33,600        $34,100       $34,900        $33,600       $33,600
Rent - Poles and Ducts                     $14,412        $67,017       $78,490        $97,371       $53,318
R & M Plant                                $16,252        $15,538       $10,113         $5,916        $4,751
R & M Converter                            $17,404        $18,647       $14,051         $4,852        $1,581
R & M Other                                $13,416         $6,072        $6,202         $4,084        $2,138
Material and Reconnect                     $11,612         $9,544        $9,481         $7,208        $4,800
Vehicle - Gas & Oil                        $30,272        $28,896       $22,128        $22,015       $21,404
Vehicle - Service                          $10,972        $14,128       $17,710        $16,800        $7,986
Leased Vehicles                                 $0             $0            $0             $0       $13,384
T & E System Travel                             $0             $0           $58             $0          $150
T & E System Non-Travel                     $1,932           $578            $0            $63           $78
Dues & Subscriptions                          $112           $203          $522           $925          $586
Education                                       $0           $409          $132           $497          $506
System Power Costs                         $73,180        $68,318       $72,792        $77,598       $62,774
Recruiting                                      $0             $0            $0             $0            $0
Loss on Converters                          $1,800         $1,800        $1,800         $1,800        $1,800
Property Taxes                            $551,156       $364,690      $264,900       $184,185      $309,246
Uniforms                                    $7,660         $7,304        $6,791         $5,435        $6,621
Small Tool and Safety                           $0           $800          $400           $156          $169
Capital Labor & OH Construction                 $0             $0            $0             $0            $0
Capital Labor & OH Customer                     $0             $0            $0             $0            $0
P&L Salary - Producer Assistant            $22,864        $22,738       $22,198        $20,016       $15,600
Payroll Taxes                               $2,176         $1,899        $1,886         $1,669        $1,227
Group Insurance                             $1,388         $1,500        $1,240         $1,571        $1,993
Other Benefits                              $2,656         $1,744        $1,488         $1,512        $1,230
Employee Commissions                            $0             $0        $2,320            $25            $0
P&L, Other expenses                        $11,440         $6,113          $568             $0            $0
Ad Sales Salary Supervisor                  $5,412         $5,412        $5,412        $20,810       $20,290
Ad Sales Payroll Taxes                      $7,380         $7,630        $7,577         $7,271        $4,587
Ad Sales Group Insurance                    $6,792         $7,730        $5,863         $3,813        $7,225
Ad Sales Other Benefits                       $136           $286          $336         $1,334        $1,824
Ad Sales Alloc. Personnel Benefit          $12,092        $11,163       $15,788       ($23,115)      ($1,733)
Ad Sales Alloc. P/R Benefit                ($1,940)       ($6,535)        ($666)       ($1,626)         $552
Employee Commissions                       $21,712        $25,626       $44,203        $74,049       $37,482
Other Ad Sale Expenses                     $10,000        $13,751       $21,732        $23,572       $16,294
Marketing Payroll Taxes                         $0             $0            $0             $0            $0
Marketing Salary & Benefits                     $0             $0            $0             $0            $0
Marketing Allocated P/R Benefit                 $0             $0            $0             $0           $43
Marketing Employee Commissions              $2,104           $978          $314         $1,718        $8,039
Marketing Expenses                        $126,088        $88,866       $48,533        $95,148       $44,100
Dues and Subscriptions                        $952           $727        $2,002         $1,071        $4,022
Rebates                                         $0             $0            $0        ($2,316)           $0
Pay Per View Expenses                         $632         $3,346        $1,594         $1,259        $8,552
Video Game Expenses                             $0             $0            $0             $0            $0
Miscellaneous Marketing Expenses           $15,320         $8,772        $7,778        $14,530        $9,203
G&A Salary - Supervisor                    $37,656        $42,579       $76,266        $73,332       $70,512
G&A Salary - CSR                          $245,688       $238,058      $219,595       $210,635      $219,528
G&A Overtime/Standby                       $11,620         $8,125        $4,440         $4,369        $3,662
G&A Payroll Taxes                          $33,936        $28,519       $26,888        $25,899       $24,930
G&A Group Insurance                        $32,724        $34,834       $24,036        $13,087       $42,772
G&A Other Benefits                              $0         $2,840        $6,897             $0       $32,992
G&A Contract Labor                              $0             $0        $1,538           $644            $0
G&A Allocated Personnel Expense          ($152,356)     ($152,428)    ($166,526)     ($166,962)    ($164,094)
G&A Allocated P/R Expense                 ($24,132)      ($37,524)     ($34,543)      ($33,445)     ($51,431)
Allocated Department Expense              ($68,400)      ($38,441)     ($62,558)      ($70,956)     ($66,737)
Rent - Office                               $6,300         $6,300        $6,300         $6,200        $5,700
R&M - Office                               $10,292        $11,845        $9,379        $10,703       $13,365
Office Supplies                             $7,056         $8,291        $9,775        $10,288        $7,292
Xerox & Printing                            $4,452         $5,224        $4,344         $4,396        $4,273
Vehicle - Gas & Oil                         $1,992         $2,322        $1,613         $1,585        $1,209
T&E System Travel                           $8,616         $5,803          $542           $251        $1,490
T&E System Non-Travel                       $1,076           $386          $984           $951          $672
Dues and Subscriptions                        $324         $1,442        $1,380           $890        $1,164
Conventions - Travel                            $0           $310           $13           $650          $484
Conventions - Non Travel                        $0             $0           $28             $0            $0
Education                                   $4,612         $3,691        $3,889         $2,096        $2,613
Recruiting                                      $0            $21            $0             $0            $0
Insurance                                 $205,420       $137,803      $165,149       $162,277      $175,848
Legal                                      $25,684        $15,871       $12,263        $12,000        $7,000

SYSTEM LOCATION:  SOMERSET, KY

                                    -------------------------------------------------------------------------
                                       ADJUSTED       ADJUSTED      ADJUSTED       ADJUSTED      ADJUSTED
                                     THREE MONTHS  TWELVE MONTHS  TWELVE MONTHS TWELVE MONTHS  TWELVE MONTHS
                                    ENDING 12/31/96    ENDING        ENDING         ENDING        ENDING
                                      ANNUALIZED      12/31/96      12/31/95       12/31/94      12/31/93
                                    -------------------------------------------------------------------------
Audit & Taxes                               $9,140         $9,010       $25,604        $39,812       $16,246
Association - Dues                         $13,564        $13,832        $6,574         $7,318        $7,312
Association - Lobbying                      $2,604         $2,271        $1,212         $1,202            $0
Political Contribution                        $400           $100            $0             $0            $0
Donations/Public Relations                  $4,736         $7,848        $6,135         $5,021        $4,256
Customer Billing                           $85,000        $85,197       $95,517        $98,893       $88,898
Postage & Messengers                       $84,440        $85,890       $83,629        $78,104       $77,033
Utilities                                  $13,500        $13,060       $12,222        $11,663       $11,281
Telephone                                  $40,448        $32,119       $27,776        $27,991       $28,860
Tax & Licenses                              $1,164         $1,563        $1,437           $270          $753
FCC User Fees                              $10,632        $10,619        $8,678         $7,257            $0
Reregulation Costs                         $52,928        $30,024        $7,841        $25,519       $13,010
CATV Franchise                            $159,708       $164,256      $179,949       $148,978      $160,945
Copyright Fees                             $91,524        $98,852       $78,077        $73,468       $63,629
BMI License Fees                                $0         $4,526            $0             $0            $0
ASCAP License Fees                         $13,136         $8,445            $0             $0            $0
Bad Debt Expense                           $30,584        $51,395       $65,460        $96,890       $69,142
Cap. Labor & OH Other                           $0             $0            $0             $0            $0
G & A Miscellaneous Expense                $26,492        $10,069        $9,182         $7,050        $7,250
Primary Satellite Fees                    $978,912       $925,578      $803,806       $657,702      $649,739
Program Guides                              $4,348        $10,712       $20,788        $16,367       $13,018
Pay TV Fees                               $220,604       $251,372      $275,154       $234,780      $218,302
Pay Per View Fees                           $8,268         $6,730         ($237)        $4,149        $3,914
Video Game Fees                                 $0             $0            $0             $0            $0
                                               ---            ---           ---            ---           ---

Total Expenses                          $3,797,064     $3,401,985    $3,129,413     $2,864,350    $2,839,098

Operating Income                        $4,319,392     $3,688,880    $3,169,789     $3,023,951    $2,796,534

Operating Margin                            53.22%         52.02%        50.32%         51.36%        49.62%

[LOGO - ARTHUR ANDERSEN LLP]





                             ADDENDUM 4 Demographics

                            SERVICE AREA DEMOGRAPHICS

                                                                                ANNUAL
                                                    1/1/96         1/1/01       CHANGE
                                                    ------         ------      -------
BURKE COUNTY, NC

POPULATION                                          81,000          85,500       1.09%
HOUSEHOLDS                                          31,200          33,200       1.25%
MEDIAN AGE                                            37.1           N/A
AVERAGE HOUSEHOLD EBI                              $32,427         $38,191       3.33%

STATE OF NORTH CAROLINA

POPULATION                                       7,527,800       7,845,900       0.83%
HOUSEHOLDS                                       2,775,800       3,056,700       1.95%
MEDIAN AGE                                            33.5           N/A
AVERAGE HOUSEHOLD EBI                              $36,360         $43,414       3.61%

KERN COUNTY, CALIFORNIA

POPULATION                                         627,900         674,300       1.44%
HOUSEHOLDS                                         203,400         218,200       1.41%
MEDIAN AGE                                            30.9           N/A
AVERAGE HOUSEHOLD EBI                              $35,099         $38,197       1.71%

STATE OF CALIFORNIA

POPULATION                                      32,362,300      33,276,700       0.56%
HOUSEHOLDS                                      10,898,600      11,190,500       0.53%
MEDIAN AGE                                            32.9           N/A
AVERAGE HOUSEHOLD EBI                              $43,427         $46,677       1.45%

KENT COUNTY, MARYLAND

POPULATION                                          18,900          19,400       0.52%
HOUSEHOLDS                                           7,300           7,800       1.33%
MEDIAN AGE                                            38.5           N/A
AVERAGE HOUSEHOLD EBI                              $37,878         $40,407       1.30%

QUEEN ANNE'S COUNTY, MARYLAND

POPULATION                                          36,700          38,800       1.12%
HOUSEHOLDS                                          13,700          14,800       1.56%
MEDIAN AGE                                            37.1           N/A
AVERAGE HOUSEHOLD EBI                              $43,959         $47,376       1.51%

TALBOT COUNTY, MARYLAND

POPULATION                                          32,600          34,500       1.14%
HOUSEHOLDS                                          13,500          14,500       1.44%
MEDIAN AGE                                            41.1           N/A
AVERAGE HOUSEHOLD EBI                              $45,806         $54,151       3.40%

STATE OF MARYLAND

POPULATION                                       5,072,900       5,299,500       0.88%
HOUSEHOLDS                                       1,859,100       1,964,800       1.11%
MEDIAN AGE                                            35.0           N/A
AVERAGE HOUSEHOLD EBI                              $46,295         $51,496       2.15%

TOTAL SERVICE AREA -
  STATE OF MARYLAND

POPULATION                                          88,200          92,700       1.00%
HOUSEHOLDS                                          34,500          37,100       1.46%

DESCHUTES COUNTY, OREGON

POPULATION                                          95,600         110,900       3.01%
HOUSEHOLDS                                          37,500          44,000       3.25%
MEDIAN AGE                                            37.3           N/A
AVERAGE HOUSEHOLD EBI                              $34,515         $39,764       2.87%


STATE OF OREGON

POPULATION                                       3,166,800       3,431,000       1.62%
HOUSEHOLDS                                       1,227,300       1,342,200       1.81%
MEDIAN AGE                                            38.7           N/A
AVERAGE HOUSEHOLD EBI                              $25,986         $31,884       4.18%

ADAIR COUNTY, KENTUCKY

POPULATION                                          16,300          17,300       1.20%
HOUSEHOLDS                                           6,300           6,800       1.54%
MEDIAN AGE                                            36.9           N/A
AVERAGE HOUSEHOLD EBI                              $25,986         $31,884       4.18%


PULASKI COUNTY, KENTUCKY

POPULATION                                          55,000          59,900       1.72%
HOUSEHOLDS                                          21,100          23,400       2.09%
MEDIAN AGE                                            37.0           N/A
AVERAGE HOUSEHOLD EBI                              $27,746         $34,345       4.36%


LAUREL COUNTY, KENTUCKY

POPULATION                                          48,600          53,000       1.75%
HOUSEHOLDS                                          17,600          19,600       2.18%
MEDIAN AGE                                            34.2           N/A
AVERAGE HOUSEHOLD EBI                              $27,345         $32,701       3.64%

LINCOLN COUNTY, KENTUCKY

POPULATION                                          21,700          23,200       1.35%
HOUSEHOLDS                                           8,100           8,600       1.21%
MEDIAN AGE                                            35.7           N/A
AVERAGE HOUSEHOLD EBI                              $27,595         $36,183       5.57%


TOTAL SERVICE AREA -
  STATE OF KENTUCKY

POPULATION                                         141,600         153,400       1.61%
HOUSEHOLDS                                          53,100          58,400       1.92%

STATE OF KENTUCKY

POPULATION                                       3,876,100       4,020,000       0.73%
HOUSEHOLDS                                       1,457,000       1,537,200       1.08%
MEDIAN AGE                                            34.7           N/A
AVERAGE HOUSEHOLD EBI                              $33,594         $41,428       4.28%

UNITED STATES

POPULATION                                     264,900,090     276,107,000       0.83%
HOUSEHOLDS                                      97,647,400     102,813,100       1.04%
MEDIAN AGE                                            34.8           N/A
AVERAGE HOUSEHOLD EBI                              $40,598         $47,002       2.97%


TOTAL SERVICE AREA -
  ENTIRE SYSTEM

POPULATION                                      40,924,400      42,239,400       0.63%
HOUSEHOLDS                                      14,034,100      14,638,100       0.85%
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